       As filed with Securities and Exchange Commission on April 24, 2009
                                                      Registration No. 033-19540


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 27
                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                                   ----------

                   New England Variable Life Separate Account
                              (Exact Name of Trust)
                       New England Life Insurance Company
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02116
              (Address of depositor's principal executive offices)

                                   ----------

                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)
                                   Copies to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                    ----------


It is proposed that this filing will become effective (check appropriate box) [_] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2009 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Variable Ordinary Life Insurance Policies.

This registration statement incorporates by reference the prospectuses and supplements dated April 28, 2008, April 30, 2007, May 1, 2006, May 1, 2005, May 1, 2004, September 18, 2003, May 1, 2003, May 1, 2002, May 1, 2001, May 1, 2000
and April 30, 1999 each as filed in Post-Effective Amendment No. 26 filed April 23, 2008, in Post-Effective Amendment No. 25 filed April 20, 2007, Post-Effective Amendment No. 24 filed April 27, 2006, Post-Effective Amendment No. 23 filed on April 29, 2005, Post-Effective Amendment No. 22 filed on April 30, 2004, Post-Effective Amendment No. 21 filed on September 18, 2003, Post-Effective Amendment No. 20 filed on April 30, 2003, Post-Effective Amendment No. 19 filed on April 26, 2002, Post-Effective Amendment No. 18 filed on April 27, 2001, Post-Effective Amendment No. 17 filed on April 28, 2000 and Post-Effective Amendment No. 16 filed on April 27, 1999, respectively, to the Registration Statement on Form S-6 (File No. 033-19540).

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                               ZENITH LIFE PLUS
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 2009 TO
        PROSPECTUSES DATED APRIL 30, 1999, MAY 1, 2000, AND MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented.

                           ZENITH LIFE EXECUTIVE 65
               LIMITED PAYMENT VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 2009 TO
                         PROSPECTUS DATED MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2001, as annually and periodically supplemented.

     ZENITH VARIABLE WHOLE LIFE VARIABLE ORDINARY LIFE INSURANCE POLICIES

         SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUS DATED MAY 1, 2002

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2002, as annually and periodically supplemented.

   You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Plus, Zenith Life Executive 65 and Zenith Variable Whole Life Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

    Premium Payments.............................
                                                  New England Financial
                                                  P.O. Box 371499
                                                  Pittsburgh, PA 15250-7499

    Payment Inquiries and Correspondence.........
                                                  New England
                                                    Financial/MetLife
                                                  P.O. Box 30440
                                                  Tampa, FL 33630-3440

    Beneficiary and Ownership Changes............
                                                  New England
                                                    Financial/MetLife
                                                  P.O. Box 541
                                                  Warwick, RI 02887-0541

    Surrenders, Loans, Withdrawals and
      Sub-Account Transfers......................
                                                  New England
                                                    Financial/MetLife
                                                  P.O. Box 543
                                                  Warwick, RI 02887-0543

    Death Claims.................................
                                                  New England
                                                    Financial/MetLife
                                                  P.O. Box 353
                                                  Warwick, RI 02887-0353

    Sub-Account Transfers by Telephone...........
                                                  (800) 200-2214

    All Other Telephone Transactions and
      Inquiries..................................
                                                  (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

PAYMENT OF PROCEEDS

   The following paragraphs are added to this section:

   Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the sub-account investing in the MFS Research International Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2008, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           ACQUIRED    GROSS
                                                           FUND FEES   TOTAL    FEE WAIVERS   NET TOTAL
                                 MANAGEMENT  OTHER   12B-1    AND     ANNUAL    AND EXPENSE     ANNUAL
                                    FEES    EXPENSES FEES  EXPENSES* EXPENSES* REIMBURSEMENTS EXPENSES**
                                 ---------- -------- ----- --------- --------- -------------- ----------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
Artio International Stock
  Portfolio.....................    0.82%     0.13%   --       --      0.95%        0.03%        0.92%/1/
Barclays Capital Aggregate Bond
  Index Portfolio...............    0.25%     0.04%   --       --      0.29%        0.01%        0.28%/2/
BlackRock Aggressive Growth
  Portfolio.....................    0.72%     0.05%   --       --      0.77%          --         0.77%
BlackRock Bond Income
  Portfolio.....................    0.38%     0.05%   --       --      0.43%        0.01%        0.42%/3/
BlackRock Diversified
  Portfolio.....................    0.45%     0.04%   --       --      0.49%          --         0.49%
BlackRock Large Cap Value
  Portfolio.....................    0.67%     0.05%   --       --      0.72%          --         0.72%
BlackRock Legacy Large Cap
  Growth Portfolio..............    0.73%     0.05%   --       --      0.78%        0.01%        0.77%/4/
BlackRock Money Market
  Portfolio.....................    0.32%     0.02%   --       --      0.34%        0.01%        0.33%/5/
BlackRock Strategic Value
  Portfolio.....................    0.84%     0.05%   --       --      0.89%          --         0.89%
Davis Venture Value Portfolio...    0.70%     0.03%   --       --      0.73%        0.04%        0.69%/6/
FI Mid Cap Opportunities
  Portfolio.....................    0.68%     0.07%   --       --      0.75%          --         0.75%
FI Value Leaders Portfolio......    0.65%     0.06%   --       --      0.71%          --         0.71%
Jennison Growth Portfolio.......    0.63%     0.04%   --       --      0.67%          --         0.67%
Loomis Sayles Small Cap Core
  Portfolio.....................    0.90%     0.06%   --       --      0.96%        0.05%        0.91%/7/
Loomis Sayles Small Cap
  Growth Portfolio..............    0.90%     0.13%   --       --      1.03%        0.06%        0.97%/8/
Met/Artisan Mid Cap Value
  Portfolio.....................    0.81%     0.04%   --       --      0.85%          --         0.85%
MetLife Mid Cap Stock Index
  Portfolio.....................    0.25%     0.08%   --       --      0.33%        0.01%        0.32%/2/
MetLife Stock Index Portfolio...    0.25%     0.04%   --       --      0.29%        0.01%        0.28%/2/
MFS Total Return Portfolio......    0.53%     0.05%   --       --      0.58%          --         0.58%
MFS Value Portfolio.............    0.72%     0.08%                    0.80%        0.07%        0.73%/9/
Morgan Stanley EAFE Index
  Portfolio.....................    0.30%     0.12%   --     0.01%     0.43%        0.01%        0.42%/10/
Neuberger Berman Mid Cap
  Value Portfolio...............    0.65%     0.04%   --       --      0.69%          --         0.69%
Oppenheimer Global Equity
  Portfolio.....................    0.52%     0.09%   --       --      0.61%          --         0.61%
Russell 2000 Index Portfolio....    0.25%     0.07%   --     0.01%     0.33%        0.01%        0.32%/2/
T. Rowe Price Large Cap Growth
  Portfolio.....................    0.60%     0.07%   --       --      0.67%          --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.....................    0.51%     0.08%   --       --      0.59%          --         0.59%

                                                           ACQUIRED    GROSS
                                                           FUND FEES   TOTAL    FEE WAIVERS    NET TOTAL
                                 MANAGEMENT  OTHER   12B-1    AND     ANNUAL    AND EXPENSE      ANNUAL
                                    FEES    EXPENSES FEES  EXPENSES* EXPENSES* REIMBURSEMENTS  EXPENSES**
                                 ---------- -------- ----- --------- --------- -------------- ----------
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.....................    0.60%     0.05%   --       --      0.65%          --         0.65%
Western Asset Management U.S.
  Government Portfolio..........    0.48%     0.04%   --       --      0.52%          --         0.52%
Zenith Equity Portfolio.........      --      0.01%   --     0.72%     0.73%          --         0.73%/11/
MetLife Conservative Allocation
  Portfolio.....................    0.10%     0.02%   --     0.56%     0.68%        0.02%        0.66%/12/
MetLife Conservative to
  Moderate Allocation
  Portfolio.....................    0.09%     0.01%   --     0.61%     0.71%          --         0.71%/12/
MetLife Moderate Allocation
  Portfolio.....................    0.07%       --    --     0.65%     0.72%          --         0.72%/12/
MetLife Moderate to Aggressive
  Allocation Portfolio..........    0.07%       --    --     0.68%     0.75%          --         0.75%/12/
MetLife Aggressive Allocation
  Portfolio.....................    0.10%     0.03%   --     0.72%     0.85%        0.03%        0.82%/12/

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
BlackRock Large Cap Core
  Portfolio.....................    0.58%     0.04%   --       --      0.62%          --         0.62%
Clarion Global Real Estate
  Portfolio.....................    0.63%     0.06%   --       --      0.69%          --         0.69%
Harris Oakmark International
  Portfolio.....................    0.78%     0.07%   --       --      0.85%          --         0.85%
Janus Forty Portfolio...........    0.64%     0.03%   --       --      0.67%          --         0.67%
Lazard Mid Cap Portfolio........    0.69%     0.05%   --       --      0.74%          --         0.74%/13/
Legg Mason Partners Aggressive
  Growth Portfolio..............    0.63%     0.02%   --       --      0.65%          --         0.65%
Legg Mason Value Equity
  Portfolio.....................    0.63%     0.04%   --       --      0.67%          --         0.67%
Lord Abbett Bond Debenture
  Portfolio.....................    0.50%     0.03%   --       --      0.53%          --         0.53%
Met/AIM Small Cap Growth
  Portfolio.....................    0.86%     0.03%   --       --      0.89%          --         0.89%
MFS Research International
  Portfolio.....................    0.70%     0.07%   --       --      0.77%          --         0.77%
Oppenheimer Capital
  Appreciation Portfolio........    0.59%     0.03%   --       --      0.62%          --         0.62%
PIMCO Inflation Protected Bond
  Portfolio.....................    0.49%     0.04%   --       --      0.53%          --         0.53%
PIMCO Total Return Portfolio....    0.48%     0.04%   --       --      0.52%          --         0.52%
RCM Technology Portfolio........    0.88%     0.09%   --       --      0.97%          --         0.97%
SSgA Growth and Income ETF
  Portfolio.....................    0.33%     0.09%   --     0.20%     0.62%        0.03%        0.59%/14,15/
SSgA Growth ETF Portfolio.......    0.33%     0.08%   --     0.21%     0.62%        0.03%        0.59%/13,14/
T. Rowe Price Mid Cap Growth
  Portfolio.....................    0.75%     0.03%   --       --      0.78%          --         0.78%

                                                          ACQUIRED    GROSS
                                                          FUND FEES   TOTAL    FEE WAIVERS   NET TOTAL
                                MANAGEMENT  OTHER   12B-1    AND     ANNUAL    AND EXPENSE     ANNUAL
                                   FEES    EXPENSES FEES  EXPENSES* EXPENSES* REIMBURSEMENTS EXPENSES**
                                ---------- -------- ----- --------- --------- -------------- ----------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS (INITIAL CLASS)
Equity-Income Portfolio........    0.46%     0.11%    --     --       0.57%         --          0.57%

AMERICAN FUNDS INSURANCE
  SERIES (CLASS 2 SHARES)
American Funds Bond Fund.......    0.39%     0.01%  0.25%    --       0.65%         --          0.65%
American Funds Global Small
  Capitalization Fund..........    0.71%     0.03%  0.25%    --       0.99%         --          0.99%
American Funds Growth Fund.....    0.32%     0.01%  0.25%    --       0.58%         --          0.58%
American Funds Growth-Income
  Fund.........................    0.27%     0.01%  0.25%    --       0.53%         --          0.53%

--------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
**Net Total Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
/10/MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.

/11/The Portfolio is a "fund of funds" that invests equally in two portfolios of the Metropolitan Series Fund, Inc., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one portfolio of the Met Investors Series Trust, the Pioneer Fund Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/12/The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.
/13/Other Expenses include 0.02% of deferred expense reimbursement from a prior period.
/14/The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year.
/15/Other Expenses include 0.03% of deferred expense reimbursement from a prior period.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table - Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table - Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                                                       ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                                  SUB-ADVISER                         INVESTMENT OBJECTIVE
-------------                                   -----------                        --------------------
Artio International Stock Portfolio  Artio Global Management LLC/1/    Long-term growth of capital.
(formerly Julius Baer International
Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors       To equal the performance of the Barclays
Index Portfolio (formerly Lehman     Company, LLC                      Capital U.S. Aggregate Bond Index.
Brothers Aggregate Bond Index
Portfolio)

BlackRock Aggressive Growth          BlackRock Advisors, LLC           Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC           A competitive total return primarily from
                                                                       investing in fixed-income securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC           High total return while attempting to limit
                                                                       investment risk and preserve capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/2/  BlackRock Advisors, LLC           A high level of current income consistent
                                                                       with preservation of capital.

BlackRock Strategic Value Portfolio  BlackRock Advisors, LLC           High total return, consisting principally of
                                                                       capital appreciation.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./3/  Growth of capital.

FI Mid Cap Opportunities Portfolio   Pyramis Global Advisors, LLC      Long-term growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC      Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company,         Long-term capital growth from
Portfolio (formerly Loomis Sayles    L.P.                              investments in common stocks or other
Small Cap Portfolio)                                                   equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company,         Long-term capital growth.
Portfolio (formerly Franklin         L.P./4/
Templeton Small Cap Growth
Portfolio)

ELIGIBLE FUND                                 SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited        Long-term capital growth.
(formerly Harris Oakmark Focused     Partnership/5/
Value Portfolio)

MetLife Mid Cap Stock Index          MetLife Investment Advisors     To equal the performance of the Standard
Portfolio                            Company, LLC                    & Poor's Mid Cap 400 Composite Stock
                                                                     Price Index.

MetLife Stock Index Portfolio        MetLife Investment Advisors     To equal the performance of the Standard
                                     Company, LLC                    & Poor's 500 Composite Stock Price
                                                                     Index.

MFS Total Return Portfolio           Massachusetts Financial         Favorable total return through investment
                                     Services Company                in a diversified portfolio.

MFS Value Portfolio                  Massachusetts Financial         Capital appreciation.
                                     Services Company

Morgan Stanley EAFE Index            MetLife Investment Advisors     To equal the performance of the MSCI
Portfolio                            Company, LLC                    EAFE Index.

Neuberger Berman Mid Cap Value       Neuberger Berman                Capital growth.
Portfolio                            Management LLC

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.          Capital appreciation.

Russell 2000 Index Portfolio         MetLife Investment Advisors     To equal the return of the Russell 2000
                                     Company, LLC                    Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.  Long-term growth of capital and,
Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.  Long-term capital growth.
Portfolio

Western Asset Management             Western Asset Management        To maximize total return consistent with
Strategic Bond Opportunities         Company                         preservation of capital.
Portfolio

Western Asset Management U.S.        Western Asset Management        To maximize total return consistent with
Government Portfolio                 Company                         preservation of capital and maintenance of
                                                                     liquidity.

Zenith Equity Portfolio/6/           N/A                             Long-term capital appreciation.

MetLife Conservative Allocation      N/A                             A high level of current income, with
Portfolio                                                            growth of capital as a secondary objective.

MetLife Conservative to Moderate     N/A                             A high total return in the form of income
Allocation Portfolio                                                 and growth of capital, with a greater
                                                                     emphasis on income.

MetLife Moderate Allocation          N/A                             A balance between a high level of current
Portfolio                                                            income and growth of capital, with a
                                                                     greater emphasis on growth of capital.

MetLife Moderate to Aggressive       N/A                             Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation        N/A                             Growth of capital.
Portfolio

ELIGIBLE FUND                                  SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                   -----------                       --------------------
MET INVESTORS SERIES TRUST                                                      ADVISER: METLIFE ADVISERS, LLC/7/
BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC         Long-term capital growth.

Clarion Global Real Estate Portfolio  ING Clarion Real Estate         Total return through investment in real
                                      Securities L.P.                 estate securities, emphasizing both capital
                                                                      appreciation and current income.

Harris Oakmark International          Harris Associates L.P.          Long-term capital appreciation.
Portfolio

Janus Forty Portfolio                 Janus Capital Management        Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management         Long-term growth of capital.
                                      LLC

Legg Mason Partners Aggressive        ClearBridge Advisors, LLC       Capital appreciation.
Growth Portfolio

Legg Mason Value Equity Portfolio     Legg Mason Capital              Long-term growth of capital.
                                      Management, Inc.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC          High current income and the opportunity
Portfolio                                                             for capital appreciation to produce a high
                                                                      total return.

Met/AIM Small Cap Growth Portfolio    Invesco Aim Capital             Long-term growth of capital.
                                      Management, Inc.

MFS Research International            Massachusetts Financial         Capital appreciation.
Portfolio                             Services Company

Oppenheimer Capital Appreciation      OppenheimerFunds, Inc.          Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond        Pacific Investment              Maximum real return, consistent with
Portfolio                             Management Company LLC          preservation of capital and prudent
                                                                      investment management.

PIMCO Total Return Portfolio          Pacific Investment              Maximum total return, consistent with the
                                      Management Company LLC          preservation of capital and prudent
                                                                      investment management.

RCM Technology Portfolio              RCM Capital Management LLC      Capital appreciation; no consideration is
                                                                      given to income.

SSgA Growth and Income ETF            SSgA Funds Management,          Growth of capital and income.
Portfolio (formerly Cyclical Growth   Inc./8/
and Income ETF Portfolio)

SSgA Growth ETF Portfolio             SSgA Funds Management,          Growth of capital.
(formerly Cyclical Growth ETF         Inc./8/
Portfolio)

T. Rowe Price Mid Cap Growth          T. Rowe Price Associates, Inc.  Long-term growth of capital.
Portfolio

ELIGIBLE FUND                       SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                       -----------                    --------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                   ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio       FMR Co., Inc.; Fidelity  Reasonable income. The fund will also
                              Research & Analysis      consider the potential for capital
                              Company.                 appreciation. The fund's goal is to achieve
                                                       a yield which exceeds the composite yield
                                                       on the securities comprising the Standard
                                                       & Poor's 500/SM/ Index (S&P 500(R)).

AMERICAN FUNDS INSURANCE SERIES
                                                  ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund      N/A                      Maximize current income and preserve
                                                       capital by investing primarily in fixed-
                                                       income securities.

American Funds Global Small   N/A                      Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund    N/A                      Capital appreciation through stocks.

American Funds Growth-Income  N/A                      Capital appreciation and income.
Fund

--------
/1/ Prior to May 1, 2009, Julius Baer Investment Management LLC was the sub-adviser to this Portfolio.
/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/4/ Prior to January 5, 2009, Franklin Advisers, Inc. was the sub-adviser to this Portfolio.
/5/ Prior to May 1, 2009, Harris Associates L.P. was the sub-adviser to this Portfolio.
/6/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.
/7/ Prior to May 1, 2009, Met Investors Advisory, LLC was the adviser to the Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC.
/8/ Prior to September 2, 2008, Gallatin Asset Management Inc. was the sub-adviser to this Portfolio.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                             OTHER POLICY FEATURES

TRANSFER OPTION

   The following paragraph is revised:

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, Clarion Global Real Estate Portfolio, Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

                               THE FIXED ACCOUNT

   We are not currently imposing limitations on transfers from the Fixed Account, but we reserve the right to do so.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is additional uncertainty, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, the Variable Account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL - DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy's cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO

  NAME AND PRINCIPAL
  BUSINESS ADDRESS                           PRINCIPAL BUSINESS EXPERIENCE
  ------------------                          -----------------------------
Michael K. Farrell ***  Director of NELICO since 2004 and Senior Vice President of
                          Metropolitan Life Insurance Company since 2002.

Gene L. Lunman*****     Director of NELICO since 2006 and Senior Vice President of
                          Metropolitan Life Insurance Company since 2005.

William J. Mullaney**   Director of NELICO since 2007 and President of Institutional Business of
                          Metropolitan Life Insurance Company since 2007. Formerly President
                          2004-2007 of Metropolitan Property and Casualty.

Michael J. Vietri****   Director of NELICO since 2005 and Executive Vice President of
                          Metropolitan Life Insurance Company since 2005. Formerly, Senior
                          Vice President 1999-2004 of Metropolitan Life Insurance Company.

Lisa M. Weber **        Chairman of the Board, President and Chief Executive Officer of NELICO
                          since 2004 and President, Individual Business of Metropolitan Life
                          Insurance Company since 2004.

William J. Wheeler **   Director of NELICO since 2002 and Executive Vice President and Chief
                          Financial Officer of Metropolitan Life Insurance Company since 2003.

               EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

    NAME AND PRINCIPAL
    BUSINESS ADDRESS                            PRINCIPAL BUSINESS EXPERIENCE
    ------------------                          -----------------------------
Joseph J. Prochaska, Jr.**  Executive Vice President and Chief Accounting Officer of NELICO since
                              2006 and Executive Vice President and Chief Accounting Officer of
                              Metropolitan Life Insurance Company since 2006. Formerly Senior
                              Vice President and Chief Accounting Officer of NELICO 2004-2006
                              and Senior Vice President and Chief Accounting Officer of
                              Metropolitan Life Insurance Company 2003-2006.

Alan C. Leland, Jr.*        Senior Vice President of NELICO since 1996 and Vice President of
                              Metropolitan Life Insurance Company since 2000.

Brian Breneman*             Senior Vice President of NELICO since 2006 and Senior Vice President of Metropolitan Life Insurance Company since 2005.

William D. Cammarata******  Senior Vice President of NELICO since 2007 and Senior Vice President,
                              Financial Operations of Metropolitan Life Insurance Company since
                              2007.

Gwenn L. Carr**             Senior Vice President and Assistant Secretary of NELICO since 2006 and Senior Vice President and Secretary of Metropolitan Life
                              Insurance Company since 2004.

Eric T. Steigerwalt**       Senior Vice President and Treasurer of NELICO since 2007 and Senior
                              Vice President and Treasurer of Metropolitan Life Insurance
                              Company since 2007.

--------
     *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is 1095 Avenue of the Americas, New York,
      NY 10166.
   ***The principal business address is 10 Park Avenue, Morristown, NJ 07962. ****The principal business address is 177 South Commons Drive, Aurora, IL
      60504.
 *****The principal business address is 1300 Hall Boulevard, Bloomfield, CT
      06002.
******18210 Crane Nest Dr., Tampa, FL 33647.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of New England Life Insurance Company (the "Company") included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), incorporated in this Prospectus Supplement by reference to Post-Effective Amendment No. 22 to Registration Statement Nos. 033-57320/811-06025 appearing in the Statement of Additional Information on Form N-6 of Metropolitan Life Separate Account UL have been audited by
Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that MLIC changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes, as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

   The financial statements of the Variable Account and NELICO are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policy.

   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support. With respect to the net worth maintenance agreement, we are incorporating by reference into this prospectus supplement the financial statements of Metropolitan Life Insurance Company and subsidiaries for the year ended December 31, 2008, filed on April 16, 2009 in Post-Effective Amendment No. 22 to the Registration Statement on Form N-6 of Metropolitan Life Separate Account UL, File No. 033-57320, which means that these financial statements are legally part of this prospectus supplement. The filing can be viewed on the SEC's website at www.sec.gov. If you would like us to mail you a copy of the financial statements, call us at 1-800-200-2214. The financial statements of MetLife should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

ANNUAL REPORT
DECEMBER 31, 2008

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2008, and the related statements of operations and changes in net assets for each of the periods presented in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2008, the results of their operations and the changes in their net assets for each of the periods presented in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth
Sub-Account
MSF Western Asset Management U.S. Government
Sub-Account
MSF Western Asset Management Strategic Bond
Opportunities Sub-Account
MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Julius Baer International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Lehman Brothers Aggregate Bond Index
Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Franklin Templeton Small Cap Growth
Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation
Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation
Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization
Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account

MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth
Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                      MSF MSF BLACKROCK MSF BLACKROCK      MSF MFS
                            ZENITH EQUITY   BOND INCOME  MONEY MARKET TOTAL RETURN
                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            ------------- ------------- ------------- ------------
ASSETS:
  Investments at fair value $ 376,072,699 $ 109,345,718 $ 274,571,130 $ 90,130,325
  Other receivables                    --           635            --        1,925
  Due from New England Life
     Insurance Company             54,619         5,956        21,223        3,254
                            ------------- ------------- ------------- ------------
       Total Assets           376,127,318   109,352,309   274,592,353   90,135,504
                            ------------- ------------- ------------- ------------
LIABILITIES:
  Other payables                   14,527            --        61,682           --
  Due to New England Life
     Insurance Company                 --        53,018       227,123       16,579
                            ------------- ------------- ------------- ------------
       Total Liabilities           14,527        53,018       288,805       16,579
                            ------------- ------------- ------------- ------------
NET ASSETS                  $ 376,112,791 $ 109,299,291 $ 274,303,548 $ 90,118,925
                            ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

                                                                                      MSF WESTERN ASSET
MSF HARRIS OAKMARK        MSF FI MSF LOOMIS SAYLES     MSF DAVIS MSF BLACKROCK LEGACY        MANAGEMENT
     FOCUSED VALUE VALUE LEADERS         SMALL CAP VENTURE VALUE     LARGE CAP GROWTH   U.S. GOVERNMENT
       SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT
------------------ ------------- ----------------- ------------- -------------------- -----------------
      $ 74,268,884  $ 43,330,739     $ 101,932,496 $ 214,253,065        $ 129,725,761       $ 8,134,690
                --         2,607                --            --               14,428                --
            33,376           484            24,076        27,629                4,185               204
------------------ ------------- ----------------- ------------- -------------------- -----------------
        74,302,260    43,333,830       101,956,572   214,280,694          129,744,374         8,134,894
------------------ ------------- ----------------- ------------- -------------------- -----------------
            10,627            --            17,983        24,146                   --             3,633
                --        18,643             4,426            --               23,393            13,227
------------------ ------------- ----------------- ------------- -------------------- -----------------
            10,627        18,643            22,409        24,146               23,393            16,860
------------------ ------------- ----------------- ------------- -------------------- -----------------
      $ 74,291,633  $ 43,315,187     $ 101,934,163 $ 214,256,548        $ 129,720,981       $ 8,118,034
================== ============= ================= ============= ==================== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                               MSF WESTERN ASSET
                            MANAGEMENT STRATEGIC MSF FI MID CAP MSF JENNISON  MSF RUSSELL
                              BOND OPPORTUNITIES  OPPORTUNITIES       GROWTH   2000 INDEX
                                     SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                            -------------------- -------------- ------------ ------------
ASSETS:
  Investments at fair value         $ 12,028,288   $ 13,732,346  $ 4,530,352 $ 16,940,650
  Other receivables                           --         11,955       21,039           --
  Due from New England Life
     Insurance Company                       768            439           60          998
                            -------------------- -------------- ------------ ------------
       Total Assets                   12,029,056     13,744,740    4,551,451   16,941,648
                            -------------------- -------------- ------------ ------------
LIABILITIES:
  Other payables                             130             --           --          149
  Due to New England Life
     Insurance Company                    23,131         16,999       38,481        1,022
                            -------------------- -------------- ------------ ------------
       Total Liabilities                  23,261         16,999       38,481        1,171
                            -------------------- -------------- ------------ ------------
NET ASSETS                          $ 12,005,795   $ 13,727,741  $ 4,512,970 $ 16,940,477
                            ==================== ============== ============ ============

The accompanying notes are an integral part of these financial statements.

    MSF JULIUS BAER   MSF BLACKROCK   MSF METLIFE  MSF LEHMAN BROTHERS MSF MORGAN STANLEY         MSF METLIFE
INTERNATIONAL STOCK STRATEGIC VALUE   STOCK INDEX AGGREGATE BOND INDEX         EAFE INDEX MID CAP STOCK INDEX
        SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
------------------- --------------- ------------- -------------------- ------------------ -------------------
       $ 26,098,385    $ 33,585,943 $ 125,676,061         $ 28,518,442       $ 13,188,283        $ 12,439,976
                 --              --            --                   56                 --                  --
             34,123          16,238         1,351                7,821              1,003               1,592
------------------- --------------- ------------- -------------------- ------------------ -------------------
         26,132,508      33,602,181   125,677,412           28,526,319         13,189,286          12,441,568
------------------- --------------- ------------- -------------------- ------------------ -------------------
             37,764          11,100        28,210                   --              8,537               2,421
                 --              --        64,642               45,166              8,897              22,035
------------------- --------------- ------------- -------------------- ------------------ -------------------
             37,764          11,100        92,852               45,166             17,434              24,456
------------------- --------------- ------------- -------------------- ------------------ -------------------
       $ 26,094,744    $ 33,591,081 $ 125,584,560         $ 28,481,153       $ 13,171,852        $ 12,417,112
=================== =============== ============= ==================== ================== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                MSF FRANKLIN                 MSF NEUBERGER
                                   TEMPLETON   MSF BLACKROCK        BERMAN
                            SMALL CAP GROWTH LARGE CAP VALUE MID CAP VALUE MSF MFS VALUE
                                 SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                            ---------------- --------------- ------------- -------------
ASSETS:
  Investments at fair value      $ 3,520,582     $ 8,913,570  $ 20,014,161   $ 8,437,307
  Other receivables                       --             544            --            --
  Due from New England Life
     Insurance Company                   783             906         9,840        23,514
                            ---------------- --------------- ------------- -------------
       Total Assets                3,521,365       8,915,020    20,024,001     8,460,821
                            ---------------- --------------- ------------- -------------
LIABILITIES:
  Other payables                         112              --        14,199        21,237
  Due to New England Life
     Insurance Company                13,135          18,924            --            --
                            ---------------- --------------- ------------- -------------
       Total Liabilities              13,247          18,924        14,199        21,237
                            ---------------- --------------- ------------- -------------
NET ASSETS                       $ 3,508,118     $ 8,896,096  $ 20,009,802   $ 8,439,584
                            ================ =============== ============= =============

The accompanying notes are an integral part of these financial statements.

                                                                                     MSF METLIFE
MSF T. ROWE PRICE MSF T. ROWE PRICE MSF OPPENHEIMER     MSF BLACKROCK MSF BLACKROCK CONSERVATIVE
 LARGE CAP GROWTH  SMALL CAP GROWTH   GLOBAL EQUITY AGGRESSIVE GROWTH   DIVERSIFIED   ALLOCATION
      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
----------------- ----------------- --------------- ----------------- ------------- ------------
      $ 5,241,989       $ 2,973,715     $ 4,458,418       $ 1,663,838   $ 2,625,339  $ 3,662,087
               --             1,987              --            24,628         3,469           --
            2,516                94           5,796                29           283           --
----------------- ----------------- --------------- ----------------- ------------- ------------
        5,244,505         2,975,796       4,464,214         1,688,495     2,629,091    3,662,087
----------------- ----------------- --------------- ----------------- ------------- ------------
               14                --          12,076                --            --        4,986
               --            13,331              --            30,690        13,864        5,532
----------------- ----------------- --------------- ----------------- ------------- ------------
               14            13,331          12,076            30,690        13,864       10,518
----------------- ----------------- --------------- ----------------- ------------- ------------
      $ 5,244,491       $ 2,962,465     $ 4,452,138       $ 1,657,805   $ 2,615,227  $ 3,651,569
================= ================= =============== ================= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                    MSF METLIFE                               MSF METLIFE
                                CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
                            MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
                                    SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                            ------------------- ------------------- --------------------- ---------------------
ASSETS:
  Investments at fair value         $ 4,394,475        $ 25,994,062          $ 37,410,163           $ 4,948,613
  Other receivables                          --             106,697                12,945                    --
  Due from New England Life
     Insurance Company                       24                  --                    --                 3,671
                            ------------------- ------------------- --------------------- ---------------------
       Total Assets                   4,394,499          26,100,759            37,423,108             4,952,284
                            ------------------- ------------------- --------------------- ---------------------
LIABILITIES:
  Other payables                             --                  --                    --                20,911
  Due to New England Life
     Insurance Company                   15,270             112,845                31,995                    --
                            ------------------- ------------------- --------------------- ---------------------
       Total Liabilities                 15,270             112,845                31,995                20,911
                            ------------------- ------------------- --------------------- ---------------------
NET ASSETS                          $ 4,379,229        $ 25,987,914          $ 37,391,113           $ 4,931,373
                            =================== =================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

                                          AMERICAN FUNDS
     MSF FI AMERICAN FUNDS AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS  FIDELITY VIP
  LARGE CAP         GROWTH  GROWTH-INCOME CAPITALIZATION           BOND EQUITY-INCOME
SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
----------- -------------- -------------- -------------- -------------- -------------
  $ 127,079  $ 127,792,927   $ 80,174,260   $ 40,586,116    $ 9,043,301  $ 81,266,485
         22         16,289             --             --            445         6,687
         --         22,361          4,558         31,637          6,933         1,366
----------- -------------- -------------- -------------- -------------- -------------
    127,101    127,831,577     80,178,818     40,617,753      9,050,679    81,274,538
----------- -------------- -------------- -------------- -------------- -------------
         --             --         17,088         31,070             --            --
      4,224         75,378          7,762             --         24,592        17,231
----------- -------------- -------------- -------------- -------------- -------------
      4,224         75,378         24,850         31,070         24,592        17,231
----------- -------------- -------------- -------------- -------------- -------------
  $ 122,877  $ 127,756,199   $ 80,153,968   $ 40,586,683    $ 9,026,087  $ 81,257,307
=========== ============== ============== ============== ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            MIST T. ROWE PRICE   MIST PIMCO    MIST RCM MIST LAZARD
                                MID CAP GROWTH TOTAL RETURN  TECHNOLOGY     MID CAP
                                   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                            ------------------ ------------ ----------- -----------
ASSETS:
  Investments at fair value       $ 15,802,161 $ 64,667,439 $ 4,087,938 $ 4,892,087
  Other receivables                         --           --          --         638
  Due from New England Life
     Insurance Company                   3,335       13,339         507       3,278
                            ------------------ ------------ ----------- -----------
       Total Assets                 15,805,496   64,680,778   4,088,445   4,896,003
                            ------------------ ------------ ----------- -----------
LIABILITIES:
  Other payables                         1,695        6,377         696          --
  Due to New England Life
     Insurance Company                  20,253       51,882       2,193      19,249
                            ------------------ ------------ ----------- -----------
       Total Liabilities                21,948       58,259       2,889      19,249
                            ------------------ ------------ ----------- -----------
NET ASSETS                        $ 15,783,548 $ 64,622,519 $ 4,085,556 $ 4,876,754
                            ================== ============ =========== ===========

The accompanying notes are an integral part of these financial statements.

                           MIST                MIST           MIST      MIST MFS
    MIST MET/AIM HARRIS OAKMARK LEGG MASON PARTNERS CLARION GLOBAL      RESEARCH MIST LORD ABBETT
SMALL CAP GROWTH  INTERNATIONAL   AGGRESSIVE GROWTH    REAL ESTATE INTERNATIONAL   BOND DEBENTURE
     SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
---------------- -------------- ------------------- -------------- ------------- ----------------
     $ 2,935,321   $ 28,237,388         $ 1,723,882   $ 13,415,347  $ 96,518,808     $ 29,194,811
              --             --                 540             --       553,178               --
             659          3,632                  42          2,429            --            1,398
---------------- -------------- ------------------- -------------- ------------- ----------------
       2,935,980     28,241,020           1,724,464     13,417,776    97,071,986       29,196,209
---------------- -------------- ------------------- -------------- ------------- ----------------
             534          1,828                  --            403            --            3,608
          13,015         21,101               9,559             --       646,903           39,053
---------------- -------------- ------------------- -------------- ------------- ----------------
          13,549         22,929               9,559            403       646,903           42,661
---------------- -------------- ------------------- -------------- ------------- ----------------
     $ 2,922,431   $ 28,218,091         $ 1,714,905   $ 13,417,373  $ 96,425,083     $ 29,153,548
================ ============== =================== ============== ============= ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                                                     MIST SSGA          MIST PIMCO
                                MIST OPPENHEIMER   MIST SSGA GROWTH AND INCOME INFLATION PROTECTED
                            CAPITAL APPRECIATION  GROWTH ETF               ETF                BOND
                                     SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                            -------------------- ----------- ----------------- -------------------
ASSETS:
  Investments at fair value            $ 591,603   $ 539,926         $ 478,151         $ 7,367,451
  Other receivables                        1,173       4,593                --                  --
  Due from New England Life
     Insurance Company                       162          --             8,212                  21
                            -------------------- ----------- ----------------- -------------------
       Total Assets                      592,938     544,519           486,363           7,367,472
                            -------------------- ----------- ----------------- -------------------
LIABILITIES:
  Other payables                              --          --               764               3,506
  Due to New England Life
     Insurance Company                     4,112       8,489            22,596               3,725
                            -------------------- ----------- ----------------- -------------------
       Total Liabilities                   4,112       8,489            23,360               7,231
                            -------------------- ----------- ----------------- -------------------
NET ASSETS                             $ 588,826   $ 536,030         $ 463,003         $ 7,360,241
                            ==================== =========== ================= ===================

The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON MIST BLACKROCK        MIST
   VALUE EQUITY LARGE CAP CORE JANUS FORTY
    SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT
--------------- -------------- -----------
    $ 6,163,599    $ 1,502,739 $ 7,858,616
             --             --         805
         10,329            586          32
--------------- -------------- -----------
      6,173,928      1,503,325   7,859,453
--------------- -------------- -----------
         14,333         10,264       5,698
             --          5,567       6,649
--------------- -------------- -----------
         14,333         15,831      12,347
--------------- -------------- -----------
    $ 6,159,595    $ 1,487,494 $ 7,847,106
=============== ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                        MSF ZENITH EQUITY
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                   2008                 2007         2006
                                                         ----------------- ----------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 14,811,979          $ 5,502,763  $ 3,979,926
                                                         ----------------- ----------------- ---------------
EXPENSES:
      Mortality and expense risk charges                      3,237,441            4,386,637    4,467,612
                                                         ----------------- ----------------- ---------------
        Total expenses                                        3,237,441            4,386,637    4,467,612
                                                         ----------------- ----------------- ---------------
           Net investment income (loss)                      11,574,538            1,116,126     (487,686)
                                                         ----------------- ----------------- ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             3,786,789                   --           --
      Realized gains (losses) on sale of investments         (6,273,958)           9,513,829    3,349,559
                                                         ----------------- ----------------- ---------------
           Net realized gains (losses)                       (2,487,169)           9,513,829    3,349,559
                                                         ----------------- ----------------- ---------------
      Change in unrealized gains (losses) on investments   (262,186,796)          23,411,344   51,317,310
                                                         ----------------- ----------------- ---------------
      Net realized and unrealized gains (losses)
        on investments                                     (264,673,965)          32,925,173   54,666,869
                                                         ----------------- ----------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (253,099,427)        $ 34,041,299 $ 54,179,183
                                                         ================= ================= ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 MSF BLACKROCK BOND INCOME                MSF BLACKROCK MONEY MARKET
                               SUB-ACCOUNT                               SUB-ACCOUNT
--------------------------------------------- --------------------------------------
        2008           2007           2006           2008         2007          2006
--------------- ----------- ----------------- ----------- ------------ -------------
 $ 6,224,551    $ 4,328,987    $ 7,710,876    $ 7,536,207 $ 10,093,362   $ 4,241,081
--------------- ----------- ----------------- ----------- ------------ -------------
     587,147        679,178        717,365        458,574      427,655       409,635
--------------- ----------- ----------------- ----------- ------------ -------------
     587,147        679,178        717,365        458,574      427,655       409,635
--------------- ----------- ----------------- ----------- ------------ -------------
   5,637,404      3,649,809      6,993,511      7,077,633    9,665,707     3,831,446
--------------- ----------- ----------------- ----------- ------------ -------------
          --             --        131,914             --           --            --
    (625,702)       127,546        (13,781)            --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
    (625,702)       127,546        118,133             --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
  (9,757,626)     3,398,540     (2,014,842)            --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
 (10,383,328)     3,526,086     (1,896,709)            --           --            --
--------------- ----------- ----------------- ----------- ------------ -------------
$ (4,745,924)   $ 7,175,895    $ 5,096,802    $ 7,077,633  $ 9,665,707   $ 3,831,446
=============== =========== ================= =========== ============ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                          MSF MFS TOTAL RETURN
                                                                                                   SUB-ACCOUNT
                                                         --------------------------------------------------------
                                                                  2008                    2007            2006
                                                         ---------------- ----------------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 4,079,839             $ 2,950,145     $ 4,709,688
                                                         ---------------- ----------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       591,083                 754,803         744,613
                                                         ---------------- ----------------------- ---------------
        Total expenses                                         591,083                 754,803         744,613
                                                         ---------------- ----------------------- ---------------
           Net investment income (loss)                      3,488,756               2,195,342       3,965,075
                                                         ---------------- ----------------------- ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            8,781,212               4,463,515       2,946,345
      Realized gains (losses) on sale of investments        (1,507,092)              1,902,142      (1,226,278)
                                                         ---------------- ----------------------- ---------------
           Net realized gains (losses)                       7,274,120               6,365,657       1,720,067
                                                         ---------------- ----------------------- ---------------
      Change in unrealized gains (losses) on investments   (38,572,100)             (3,417,410)      8,705,063
                                                         ---------------- ----------------------- ---------------
      Net realized and unrealized gains (losses)
        on investments                                     (31,297,980)              2,948,247      10,425,130
                                                         ---------------- ----------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (27,809,224)            $ 5,143,589    $ 14,390,205
                                                         ================ ======================= ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF HARRIS OAKMARK FOCUSED VALUE                                    MSF FI VALUE LEADERS
                                     SUB-ACCOUNT                                             SUB-ACCOUNT
--------------------------------------------------- -------------------------------------------------------
         2008             2007              2006             2008                    2007           2006
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
    $ 467,429      $ 1,048,730         $ 582,752      $ 1,214,533               $ 809,095      $ 958,429
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
      587,563          950,782         1,000,013          381,700                 548,087        557,966
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
      587,563          950,782         1,000,013          381,700                 548,087        557,966
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
     (120,134)          97,948          (417,261)         832,833                 261,008        400,463
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
   14,403,496       23,124,324        17,981,050        6,598,245               7,659,831      2,213,565
   (5,180,014)       8,964,547        10,486,064       (1,302,118)                584,957     (1,027,480)
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
    9,223,482       32,088,871        28,467,114        5,296,127               8,244,788      1,186,085
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
  (76,356,229)     (44,475,207)       (6,779,768)     (35,496,979)             (5,423,442)     7,503,062
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
  (67,132,747)     (12,386,336)       21,687,346      (30,200,852)              2,821,346      8,689,147
---------------- ---------------- ----------------- ---------------- ----------------------- --------------
$ (67,252,881)   $ (12,288,388)     $ 21,270,085    $ (29,368,019)            $ 3,082,354    $ 9,089,610
================ ================ ================= ================ ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                             MSF LOOMIS SAYLES SMALL CAP
                                                                                             SUB-ACCOUNT
                                                         --------------------------------------------------
                                                                  2008            2007              2006
                                                         ---------------- --------------- -----------------
INVESTMENT INCOME:
      Dividends                                                   $ --       $ 146,606              $ --
                                                         ---------------- --------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       786,517       1,052,120         1,011,861
                                                         ---------------- --------------- --- -------------
        Total expenses                                         786,517       1,052,120         1,011,861
                                                         ---------------- --------------- --- -------------
           Net investment income (loss)                       (786,517)       (905,514)       (1,011,861)
                                                         ---------------- --------------- --- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                           23,287,469      20,142,285        14,538,332
      Realized gains (losses) on sale of investments        (1,388,773)      3,068,217         2,674,592
                                                         ---------------- --------------- --- -------------
           Net realized gains (losses)                      21,898,696      23,210,502        17,212,924
                                                         ---------------- --------------- --- -------------
      Change in unrealized gains (losses) on investments   (81,893,826)     (3,427,252)        8,523,003
                                                         ---------------- --------------- --- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (59,995,130)     19,783,250        25,735,927
                                                         ---------------- --------------- --- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (60,781,647)   $ 18,877,736      $ 24,724,066
                                                         ================ =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                               MSF DAVIS VENTURE VALUE        MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                           SUB-ACCOUNT                                  SUB-ACCOUNT
------------------------------------------------------ -----------------------------------------------
          2008                       2007         2006          2008            2007           2006
----------------- ----------------------- ------------ ---------------- --------------- --------------
   $ 4,307,292                $ 3,162,666  $ 3,079,024     $ 844,216       $ 431,640      $ 259,843
----------------- ----------------------- ------------ ---------------- --------------- --------------
     1,608,658                  2,172,613    2,091,326     1,087,618       1,322,272      1,306,165
----------------- ----------------------- ------------ ---------------- --------------- --------------
     1,608,658                  2,172,613    2,091,326     1,087,618       1,322,272      1,306,165
----------------- ----------------------- ------------ ---------------- --------------- --------------
     2,698,634                    990,053      987,698      (243,402)       (890,632)    (1,046,322)
----------------- ----------------------- ------------ ---------------- --------------- --------------
     1,792,988                         --           --            --              --             --
     5,754,987                  9,218,751    4,885,353     3,170,643      (5,770,805)   (12,779,112)
----------------- ----------------------- ------------ ---------------- --------------- --------------
     7,547,975                  9,218,751    4,885,353     3,170,643      (5,770,805)   (12,779,112)
----------------- ----------------------- ------------ ---------------- --------------- --------------
  (156,121,836)                 5,528,444   43,007,635   (81,836,157)     42,663,606     21,093,144
----------------- ----------------------- ------------ ---------------- --------------- --------------
  (148,573,861)                14,747,195   47,892,988   (78,665,514)     36,892,801      8,314,032
----------------- ----------------------- ------------ ---------------- --------------- --------------
$ (145,875,227)              $ 15,737,248 $ 48,880,686 $ (78,908,916)   $ 36,002,169    $ 7,267,710
================= ======================= ============ ================ =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                         MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                          SUB-ACCOUNT
                                                         -----------------------------------------------
                                                              2008           2007                2006
                                                         ------------ -------------- -------------------
INVESTMENT INCOME:
      Dividends                                          $ 360,258      $ 180,075           $ 217,962
                                                         ------------ -------------- -------------------
EXPENSES:
      Mortality and expense risk charges                    25,561         48,445              52,571
                                                         ------------ -------------- -------------------
        Total expenses.                                     25,561         48,445              52,571
                                                         ------------ -------------- -------------------
           Net investment income (loss)                    334,697        131,630             165,391
                                                         ------------ -------------- -------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                               --             --                  --
      Realized gains (losses) on sale of investments       (32,547)       548,137            (135,837)
                                                         ------------ -------------- -------------------
           Net realized gains (losses)                     (32,547)       548,137            (135,837)
                                                         ------------ -------------- -------------------
      Change in unrealized gains (losses) on investments  (355,525)      (163,639)            403,509
                                                         ------------ -------------- -------------------
      Net realized and unrealized gains (losses)
        on investments                                    (388,072)       384,498             267,672
                                                         ------------ -------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (53,375)     $ 516,128           $ 433,063
                                                         ============ ============== ===================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES                      MSF FI MID CAP OPPORTUNITIES
                                              SUB-ACCOUNT                                       SUB-ACCOUNT
------------------------------------------------------------ ------------------------------------------------
        2008           2007                          2006             2008           2007             2006
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
   $ 578,046      $ 410,391                     $ 625,265        $ 106,067       $ 45,446          $ 1,790
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
      50,350         62,240                        50,309          128,417        181,049          174,002
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
      50,350         62,240                        50,309          128,417        181,049          174,002
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
     527,696        348,151                       574,956          (22,350)      (135,603)        (172,212)
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
      85,286         14,151                        99,652               --             --               --
    (207,252)       (87,287)                      (87,814)         711,775      2,127,224        1,255,273
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
    (121,966)       (73,136)                       11,838          711,775      2,127,224        1,255,273
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
  (2,667,283)       253,652                         8,968      (18,180,195)       529,109        2,418,061
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
  (2,789,249)       180,516                        20,806      (17,468,420)     2,656,333        3,673,334
--------------- -------------- ----------------------------- ---------------- -------------- ----------------
$ (2,261,553)     $ 528,667                     $ 595,762    $ (17,490,770)   $ 2,520,730      $ 3,501,122
=============== ============== ============================= ================ ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                      MSF JENNISON GROWTH
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                 2008                   2007         2006
                                                         --------------- ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                             $ 162,179               $ 33,839         $ --
                                                         --------------- ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                       26,039                 34,144       35,207
                                                         --------------- ---------------------- ------------
        Total expenses                                         26,039                 34,144       35,207
                                                         --------------- ---------------------- ------------
           Net investment income (loss)                       136,140                   (305)     (35,207)
                                                         --------------- ---------------------- ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             559,259                283,769        6,968
      Realized gains (losses) on sale of investments          (51,557)               315,524      343,593
                                                         --------------- ---------------------- ------------
           Net realized gains (losses)                        507,702                599,293      350,561
                                                         --------------- ---------------------- ------------
      Change in unrealized gains (losses) on investments   (3,403,826)               241,138      (97,967)
                                                         --------------- ---------------------- ------------
      Net realized and unrealized gains (losses)
        on investments                                     (2,896,124)               840,431      252,594
                                                         --------------- ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (2,759,984)             $ 840,126    $ 217,387
                                                         =============== ====================== ============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                               MSF RUSSELL 2000 INDEX           MSF JULIUS BAER INTERNATIONAL STOCK
                                          SUB-ACCOUNT                                   SUB-ACCOUNT
----------------------------------------------------- ---------------------------------------------
        2008                      2007           2006          2008           2007             2006
--------------- ------------------------- ----------- ---------------- -------------- -------------
   $ 290,859                 $ 268,946      $ 230,031   $ 1,235,182      $ 544,110        $ 729,587
--------------- ------------------------- ----------- ---------------- -------------- -------------
      95,752                   128,128        127,671       184,739        264,117          260,392
--------------- ------------------------- ----------- ---------------- -------------- -------------
      95,752                   128,128        127,671       184,739        264,117          260,392
--------------- ------------------------- ----------- ---------------- -------------- -------------
     195,107                   140,818        102,360     1,050,443        279,993          469,195
--------------- ------------------------- ----------- ---------------- -------------- -------------
   1,141,061                 2,200,968      1,065,026     4,758,995      2,643,262               --
    (902,672)                1,226,017      2,295,212       274,067      2,972,805        3,142,765
--------------- ------------------------- ----------- ---------------- -------------- -------------
     238,389                 3,426,985      3,360,238     5,033,062      5,616,067        3,142,765
--------------- ------------------------- ----------- ---------------- -------------- -------------
  (9,392,380)               (4,104,853)       760,311   (27,502,021)    (1,169,019)       3,874,760
--------------- ------------------------- ----------- ---------------- -------------- -------------
  (9,153,991)                 (677,868)     4,120,549   (22,468,959)     4,447,048        7,017,525
--------------- ------------------------- ----------- ---------------- -------------- -------------
$ (8,958,884)               $ (537,050)   $ 4,222,909 $ (21,418,516)   $ 4,727,041      $ 7,486,720
=============== ========================= =========== ================ ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           MSF BLACKROCK STRATEGIC VALUE
                                                                                             SUB-ACCOUNT
                                                         ---------------- -------------------------------
                                                                  2008            2007              2006
                                                         ---------------- --------------- ---------------
INVESTMENT INCOME:
      Dividends                                              $ 274,980       $ 220,789         $ 224,665
                                                         ---------------- --------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       216,757         325,408           335,248
                                                         ---------------- --------------- ---------------
        Total expenses                                         216,757         325,408           335,248
                                                         ---------------- --------------- ---------------
           Net investment income (loss)                         58,223        (104,619)         (110,583)
                                                         ---------------- --------------- ---------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            4,989,492       8,479,929        13,284,231
      Realized gains (losses) on sale of investments        (3,159,440)      4,161,467         1,764,431
                                                         ---------------- --------------- ---------------
           Net realized gains (losses)                       1,830,052      12,641,396        15,048,662
                                                         ---------------- --------------- ---------------
      Change in unrealized gains (losses) on investments   (24,366,834)    (15,003,565)       (4,163,723)
                                                         ---------------- --------------- ---------------
      Net realized and unrealized gains (losses)
        on investments                                     (22,536,782)     (2,362,169)       10,884,939
                                                         ---------------- --------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (22,478,559)   $ (2,466,788)     $ 10,774,356
                                                         ================ =============== ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 MSF METLIFE STOCK INDEX              MSF LEHMAN BROTHERS AGGREGATE BOND INDEX
                             SUB-ACCOUNT                                           SUB-ACCOUNT
----------------------------------------------------- -----------------------------------------
         2008                       2007         2006        2008        2007            2006
---------------- ----------------------- ------------ ----------- -------------- --------------
  $ 3,545,673                $ 2,398,288  $ 4,372,870 $ 1,328,949 $ 1,404,882    $ 1,293,549
---------------- ----------------------- ------------ ----------- -------------- --------------
      989,797                  1,332,854    1,289,082      97,620      95,544         95,979
---------------- ----------------------- ------------ ----------- -------------- --------------
      989,797                  1,332,854    1,289,082      97,620      95,544         95,979
---------------- ----------------------- ------------ ----------- -------------- --------------
    2,555,876                  1,065,434    3,083,788   1,231,329   1,309,338      1,197,570
---------------- ----------------------- ------------ ----------- -------------- --------------
    7,604,535                  4,661,979    7,462,193          --          --             --
     (987,098)                 3,177,430      685,540     105,937    (421,410)      (259,014)
---------------- ----------------------- ------------ ----------- -------------- --------------
    6,617,437                  7,839,409    8,147,733     105,937    (421,410)      (259,014)
---------------- ----------------------- ------------ ----------- -------------- --------------
  (87,948,781)                 1,523,885   19,171,837     259,517     905,709        151,885
---------------- ----------------------- ------------ ----------- -------------- --------------
  (81,331,344)                 9,363,294   27,319,570     365,454     484,299       (107,129)
---------------- ----------------------- ------------ ----------- -------------- --------------
$ (78,775,468)              $ 10,428,728 $ 30,403,358 $ 1,596,783 $ 1,793,637    $ 1,090,441
================ ======================= ============ =========== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                     MSF MORGAN STANLEY EAFE INDEX
                                                                                       SUB-ACCOUNT
                                                         -----------------------------------------
                                                                 2008           2007          2006
                                                         --------------- ----------- -------------
INVESTMENT INCOME:
      Dividends                                             $ 556,471      $ 410,461     $ 265,198
                                                         --------------- ----------- -------------
EXPENSES:
      Mortality and expense risk charges                       65,961         77,728        59,709
                                                         --------------- ----------- -------------
        Total expenses                                         65,961         77,728        59,709
                                                         --------------- ----------- -------------
           Net investment income (loss)                       490,510        332,733       205,489
                                                         --------------- ----------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             768,845        218,913            --
      Realized gains (losses) on sale of investments          (87,879)     1,209,367       885,145
                                                         --------------- ----------- -------------
           Net realized gains (losses)                        680,966      1,428,280       885,145
                                                         --------------- ----------- -------------
      Change in unrealized gains (losses) on investments  (10,933,450)       230,293     2,461,504
                                                         --------------- ----------- -------------
      Net realized and unrealized gains (losses)
        on investments                                    (10,252,484)     1,658,573     3,346,649
                                                         --------------- ----------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (9,761,974)   $ 1,991,306   $ 3,552,138
                                                         =============== =========== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF METLIFE MID CAP STOCK INDEX     MSF FRANKLIN TEMPLETON SMALL CAP GROWTH
                                 SUB-ACCOUNT                                 SUB-ACCOUNT
----------------------------------------------- -----------------------------------------
        2008           2007             2006            2008           2007         2006
--------------- -------------- ---------------- --------------- -------------- ----------
   $ 237,507      $ 145,663        $ 192,747            $ --           $ --         $ --
--------------- -------------- ---------------- --------------- -------------- ----------
      60,565         72,303           61,078          17,260         26,810       28,720
--------------- -------------- ---------------- --------------- -------------- ----------
      60,565         72,303           61,078          17,260         26,810       28,720
--------------- -------------- ---------------- --------------- -------------- ----------
     176,942         73,360          131,669         (17,260)       (26,810)     (28,720)
--------------- -------------- ---------------- --------------- -------------- ----------
   1,565,275        780,511        1,093,970         565,702        510,107      349,716
    (262,769)       656,349        1,024,828        (391,858)       304,907      374,033
--------------- -------------- ---------------- --------------- -------------- ----------
   1,302,506      1,436,860        2,118,798         173,844        815,014      723,749
--------------- -------------- ---------------- --------------- -------------- ----------
  (8,292,595)      (229,825)        (744,231)     (2,800,793)      (481,667)     (40,740)
--------------- -------------- ---------------- --------------- -------------- ----------
  (6,990,089)     1,207,035        1,374,567      (2,626,949)       333,347      683,009
--------------- -------------- ---------------- --------------- -------------- ----------
$ (6,813,147)   $ 1,280,395      $ 1,506,236    $ (2,644,209)     $ 306,537    $ 654,289
=============== ============== ================ =============== ============== ==========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                        MSF BLACKROCK LARGE CAP VALUE
                                                                                          SUB-ACCOUNT
                                                         --------------------------------------------
                                                                 2008           2007             2006
                                                         --------------- -------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 89,531      $ 101,926         $ 80,958
                                                         --------------- -------------- -------------
EXPENSES:
      Mortality and expense risk charges                       35,813         36,677           21,578
                                                         --------------- -------------- -------------
        Total expenses                                         35,813         36,677           21,578
                                                         --------------- -------------- -------------
           Net investment income (loss)                        53,718         65,249           59,380
                                                         --------------- -------------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             173,636        387,606          396,606
      Realized gains (losses) on sale of investments         (316,157)       359,624          148,622
                                                         --------------- -------------- -------------
           Net realized gains (losses)                       (142,521)       747,230          545,228
                                                         --------------- -------------- -------------
      Change in unrealized gains (losses) on investments   (4,506,164)      (599,618)         598,642
                                                         --------------- -------------- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (4,648,685)       147,612        1,143,870
                                                         --------------- -------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (4,594,967)     $ 212,861      $ 1,203,250
                                                         =============== ============== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF NEUBERGER BERMAN MID CAP VALUE                                MSF MFS VALUE
                                     SUB-ACCOUNT                                  SUB-ACCOUNT
------------------------------------------------ --------------------------------------------
         2008           2007             2006            2008             2007           2006
---------------- -------------- ---------------- --------------- ---------------- -----------
    $ 275,511      $ 223,989        $ 180,406       $ 199,973        $ 107,958      $ 103,127
---------------- -------------- ---------------- --------------- ---------------- -----------
      137,772        186,043          178,822          34,250           48,197         52,868
---------------- -------------- ---------------- --------------- ---------------- -----------
      137,772        186,043          178,822          34,250           48,197         52,868
---------------- -------------- ---------------- --------------- ---------------- -----------
      137,739         37,946            1,584         165,723           59,761         50,259
---------------- -------------- ---------------- --------------- ---------------- -----------
      395,700      1,205,537        3,259,000       2,240,549          377,407             --
     (674,625)     1,141,912        1,396,123      (2,858,619)         458,712        704,802
---------------- -------------- ---------------- --------------- ---------------- -----------
     (278,925)     2,347,449        4,655,123        (618,070)         836,119        704,802
---------------- -------------- ---------------- --------------- ---------------- -----------
  (18,036,491)    (1,353,621)        (908,234)     (3,668,833)      (1,411,253)     1,401,637
---------------- -------------- ---------------- --------------- ---------------- -----------
  (18,315,416)       993,828        3,746,889      (4,286,903)        (575,134)     2,106,439
---------------- -------------- ---------------- --------------- ---------------- -----------
$ (18,177,677)   $ 1,031,774      $ 3,748,473    $ (4,121,180)      $ (515,373)   $ 2,156,698
================ ============== ================ =============== ================ ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                 MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                        SUB-ACCOUNT
                                                         ------------------------------------------
                                                                 2008           2007           2006
                                                         --------------- -------------- -----------
INVESTMENT INCOME:
      Dividends                                              $ 40,324       $ 30,054       $ 23,618
                                                         --------------- -------------- -----------
EXPENSES:
      Mortality and expense risk charges                       30,245         32,838         18,139
                                                         --------------- -------------- -----------
        Total expenses                                         30,245         32,838         18,139
                                                         --------------- -------------- -----------
           Net investment income (loss)                        10,079         (2,784)         5,479
                                                         --------------- -------------- -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             385,603         59,691             --
      Realized gains (losses) on sale of investments         (183,295)       282,606        414,265
                                                         --------------- -------------- --- --------
           Net realized gains (losses)                        202,308        342,297        414,265
                                                         --------------- -------------- -----------
      Change in unrealized gains (losses) on investments   (3,914,385)       220,924        274,201
                                                         --------------- -------------- -----------
      Net realized and unrealized gains (losses)
        on investments                                     (3,712,077)       563,221        688,466
                                                         --------------- -------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (3,701,998)     $ 560,437      $ 693,945
                                                         =============== ============== ===========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF T. ROWE PRICE SMALL CAP GROWTH              MSF OPPENHEIMER GLOBAL EQUITY
                                       SUB-ACCOUNT                                SUB-ACCOUNT
-------------------------------------------------- ------------------------------------------
        2008           2007                2006            2008           2007           2006
--------------- -------------- ------------------- --------------- -------------- -----------
        $ --           $ --                $ --       $ 138,008       $ 67,589       $ 92,861
--------------- -------------- ------------------- --------------- -------------- -----------
      17,563         18,437              13,378          21,781         24,863         16,758
--------------- -------------- ------------------- --------------- -------------- -----------
      17,563         18,437              13,378          21,781         24,863         16,758
--------------- -------------- ------------------- --------------- -------------- -----------
     (17,563)       (18,437)            (13,378)        116,227         42,726         76,103
--------------- -------------- ------------------- --------------- -------------- -----------
     740,694             --                  --         238,499         88,174         71,767
    (456,269)       153,641             148,598        (335,695)       266,756        148,433
--------------- -------------- ------------------- --------------- -------------- -----------
     284,425        153,641             148,598         (97,196)       354,930        220,200
--------------- -------------- ------------------- --------------- -------------- -----------
  (2,161,556)       266,932             (69,411)     (3,021,442)       (64,091)       302,557
--------------- -------------- ------------------- --------------- -------------- -----------
  (1,877,131)       420,573              79,187      (3,118,638)       290,839        522,757
--------------- -------------- ------------------- --------------- -------------- -----------
$ (1,894,694)     $ 402,136            $ 65,809    $ (3,002,411)     $ 333,565      $ 598,860
=============== ============== =================== =============== ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                          MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                 2008           2007                 2006
                                                         --------------- -------------- --------------------
INVESTMENT INCOME:
      Dividends                                                  $ --           $ --                 $ --
                                                         --------------- -------------- --------------------
EXPENSES:
      Mortality and expense risk charges                        9,077          6,542                4,379
                                                         --------------- -------------- --------------------
        Total expenses                                          9,077          6,542                4,379
                                                         --------------- -------------- --------------------
           Net investment income (loss)                        (9,077)        (6,542)              (4,379)
                                                         --------------- -------------- --------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                  --             --                   --
      Realized gains (losses) on sale of investments         (124,422)        83,010               53,157
                                                         --------------- -------------- --------------------
           Net realized gains (losses)                       (124,422)        83,010               53,157
                                                         --------------- -------------- --------------------
      Change in unrealized gains (losses) on investments   (1,277,160)       210,386               13,209
                                                         --------------- -------------- --------------------
      Net realized and unrealized gains (losses)
        on investments                                     (1,401,582)       293,396               66,366
                                                         --------------- -------------- --------------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (1,410,659)     $ 286,854             $ 61,987
                                                         =============== ============== ====================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF BLACKROCK DIVERSIFIED            MSF METLIFE CONSERVATIVE ALLOCATION
                            SUB-ACCOUNT                                    SUB-ACCOUNT
-------------------------------------- -----------------------------------------------
      2008           2007         2006       2008           2007           2006
------------- -------------- --------- ------------- -------------- ------------------
  $ 91,130       $ 80,791     $ 75,836   $ 35,432           $ --              $ 15,353
------------- -------------- --------- ------------- -------------- ------------------
     8,576         10,216       10,705     11,357          7,484                 1,896
------------- -------------- --------- ------------- -------------- ------------------
     8,576         10,216       10,705     11,357          7,484                 1,896
------------- -------------- --------- ------------- -------------- ------------------
    82,554         70,575       65,131     24,075         (7,484)               13,457
------------- -------------- --------- ------------- -------------- ------------------
    35,473             --           --     25,431            837                 5,892
   (91,536)       122,433       32,548    (44,955)        79,400                 1,663
------------- -------------- --------- ------------- -------------- ------------------
   (56,063)       122,433       32,548    (19,524)        80,237                 7,555
------------- -------------- --------- ------------- -------------- ------------------
  (959,063)       (15,315)     223,263   (511,558)        26,176                23,520
------------- -------------- --------- ------------- -------------- ------------------
(1,015,126)       107,118      255,811   (531,082)       106,413                31,075
------------- -------------- --------- ------------- -------------- ------------------
$ (932,572)     $ 177,693    $ 320,942 $ (507,007)      $ 98,929              $ 44,532
============= ============== ========= ============= ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                           MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                               SUB-ACCOUNT
                                                         --------------------------------------------------
                                                               2008           2007                    2006
                                                         ------------- -------------- ---------------------
INVESTMENT INCOME:
      Dividends                                            $ 43,814           $ --                 $ 7,682
                                                         ------------- -------------- ---------------------
EXPENSES:
      Mortality and expense risk charges                      9,248          6,272                   1,020
                                                         ------------- -------------- ---------------------
        Total expenses                                        9,248          6,272                   1,020
                                                         ------------- -------------- ---------------------
           Net investment income (loss)                      34,566         (6,272)                  6,662
                                                         ------------- -------------- ---------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            37,687          4,518                   5,267
      Realized gains (losses) on sale of investments        (76,283)        93,567                  (1,515)
                                                         ------------- -------------- ---------------------
           Net realized gains (losses)                      (38,596)        98,085                   3,752
                                                         ------------- -------------- ---------------------
      Change in unrealized gains (losses) on investments   (880,887)        42,349                  37,322
                                                         ------------- -------------- ---------------------
      Net realized and unrealized gains (losses)
        on investments                                     (919,483)       140,434                  41,074
                                                         ------------- -------------- ---------------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (884,917)     $ 134,162                $ 47,736
                                                         ============= ============== =====================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF METLIFE MODERATE ALLOCATION MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                 SUB-ACCOUNT                                   SUB-ACCOUNT
-------------------------------------------- ---------------------------------------------
        2008           2007             2006          2008           2007             2006
--------------- -------------- ------------- ---------------- -------------- -------------
   $ 277,332       $ 46,442        $ 193,892     $ 353,956       $ 69,019        $ 105,754
--------------- -------------- ------------- ---------------- -------------- -------------
      72,750         55,629           22,851       116,324         92,683           33,391
--------------- -------------- ------------- ---------------- -------------- -------------
      72,750         55,629           22,851       116,324         92,683           33,391
--------------- -------------- ------------- ---------------- -------------- -------------
     204,582         (9,187)         171,041       237,632        (23,664)          72,363
--------------- -------------- ------------- ---------------- -------------- -------------
     337,622         32,152          271,127       655,750         39,440          269,137
    (506,792)       340,089           68,899    (1,301,360)       600,792           97,892
--------------- -------------- ------------- ---------------- -------------- -------------
    (169,170)       372,241          340,026      (645,610)       640,232          367,029
--------------- -------------- ------------- ---------------- -------------- -------------
  (9,079,190)       434,465          763,970   (18,090,727)       110,236        1,414,416
--------------- -------------- ------------- ---------------- -------------- -------------
  (9,248,360)       806,706        1,103,996   (18,736,337)       750,468        1,781,445
--------------- -------------- ------------- ---------------- -------------- -------------
$ (9,043,778)     $ 797,519      $ 1,275,037 $ (18,498,705)     $ 726,804      $ 1,853,808
=============== ============== ============= ================ ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                  MSF METLIFE AGGRESSIVE ALLOCATION
                                                                                        SUB-ACCOUNT
                                                         ------------------------------------------
                                                                 2008           2007           2006
                                                         --------------- -------------- -----------
INVESTMENT INCOME:
      Dividends                                              $ 48,840       $ 15,959       $ 11,554
                                                         --------------- -------------- -----------
EXPENSES:
      Mortality and expense risk charges                       21,390         23,833          6,252
                                                         --------------- -------------- -----------
        Total expenses                                         21,390         23,833          6,252
                                                         --------------- -------------- -----------
           Net investment income (loss)                        27,450         (7,874)         5,302
                                                         --------------- -------------- -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             178,696         10,196         48,490
      Realized gains (losses) on sale of investments         (375,221)       107,011         19,663
                                                         --------------- -------------- -----------
           Net realized gains (losses)                       (196,525)       117,207         68,153
                                                         --------------- -------------- -----------
      Change in unrealized gains (losses) on investments   (2,999,497)       (66,432)       190,262
                                                         --------------- -------------- -----------
      Net realized and unrealized gains (losses)
        on investments                                     (3,196,022)        50,775        258,415
                                                         --------------- -------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (3,168,572)      $ 42,901      $ 263,717
                                                         =============== ============== ===========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                   MSF FI LARGE CAP                                     AMERICAN FUNDS GROWTH
                                        SUB-ACCOUNT                                               SUB-ACCOUNT
----------------------------------------------------- -------------------------------------------------------
      2008                2007             2006 (a)             2008                     2007            2006
------------- ------------------- ------------------- ----------------- ------------------------ ------------
      $ --               $ 201                $ --       $ 1,556,556              $ 1,808,360     $ 1,615,103
------------- ------------------- ------------------- ----------------- ------------------------ ------------
       500                 450                  14           744,417                  931,420         840,501
------------- ------------------- ------------------- ----------------- ------------------------ ------------
       500                 450                  14           744,417                  931,420         840,501
------------- ------------------- ------------------- ----------------- ------------------------ ------------
      (500)               (249)                (14)          812,139                  876,940         774,602
------------- ------------------- ------------------- ----------------- ------------------------ ------------
        --               8,351                  --        21,792,018               15,721,386       1,235,025
   (12,737)             (1,581)                  3           458,009               13,121,698       5,192,349
------------- ------------------- ------------------- ----------------- ------------------------ ------------
   (12,737)              6,770                   3        22,250,027               28,843,084       6,427,374
------------- ------------------- ------------------- ----------------- ------------------------ ------------
   (90,232)             (2,362)              1,229      (125,330,285)              (4,084,594)     11,430,058
------------- ------------------- ------------------- ----------------- ------------------------ ------------
  (102,969)              4,408               1,232      (103,080,258)              24,758,490      17,857,432
------------- ------------------- ------------------- ----------------- ------------------------ ------------
$ (103,469)            $ 4,159             $ 1,218    $ (102,268,119)            $ 25,635,430    $ 18,632,034
============= =================== =================== ================= ======================== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           AMERICAN FUNDS GROWTH-INCOME
                                                                                            SUB-ACCOUNT
                                                         ----------------------------------------------
                                                                  2008           2007              2006
                                                         ---------------- -------------- --------------
INVESTMENT INCOME:
      Dividends                                            $ 1,921,383    $ 2,024,719       $ 1,767,133
                                                         ---------------- -------------- --------------
EXPENSES:
      Mortality and expense risk charges                       376,200        467,907           423,392
                                                         ---------------- -------------- --------------
        Total expenses                                         376,200        467,907           423,392
                                                         ---------------- -------------- --------------
           Net investment income (loss)                      1,545,183      1,556,812         1,343,741
                                                         ---------------- -------------- --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            7,275,526      4,240,718         2,556,084
      Realized gains (losses) on sale of investments          (689,543)     4,528,995         4,285,244
                                                         ---------------- -------------- --------------
           Net realized gains (losses)                       6,585,983      8,769,713         6,841,328
                                                         ---------------- -------------- --------------
      Change in unrealized gains (losses) on investments   (58,119,608)    (4,583,687)        7,262,226
                                                         ---------------- -------------- --------------
      Net realized and unrealized gains (losses)
        on investments                                     (51,533,625)     4,186,026        14,103,554
                                                         ---------------- -------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (49,988,442)   $ 5,742,838      $ 15,447,295
                                                         ================ ============== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                     AMERICAN FUNDS BOND
                               SUB-ACCOUNT                             SUB-ACCOUNT
------------------------------------------ ---------------------------------------
         2008            2007         2006       2008          2007     2006 (a)
---------------- ------------ ------------ ------------- ------------- -----------
         $ --     $ 2,390,291    $ 265,030  $ 548,142     $ 602,879     $ 5,629
---------------- ------------ ------------ ------------- ------------- -----------
      278,181         352,106      262,581     38,925        29,462       4,908
---------------- ------------ ------------ ------------- ------------- -----------
      278,181         352,106      262,581     38,925        29,462       4,908
---------------- ------------ ------------ ------------- ------------- -----------
     (278,181)      2,038,185        2,449    509,217       573,417         721
---------------- ------------ ------------ ------------- ------------- -----------
    9,590,058       6,097,376    2,961,958     23,854            --          --
   (1,074,770)      4,426,929    2,972,183   (154,657)       35,969         (45)
---------------- ------------ ------------ ------------- ------------- -----------
    8,515,288      10,524,305    5,934,141   (130,803)       35,969         (45)
---------------- ------------ ------------ ------------- ------------- -----------
  (56,146,086)      1,634,253    6,069,880 (1,316,561)     (437,728)     90,784
---------------- ------------ ------------ ------------- ------------- -----------
  (47,630,798)     12,158,558   12,004,021 (1,447,364)     (401,759)     90,739
---------------- ------------ ------------ ------------- ------------- -----------
$ (47,908,979)   $ 14,196,743 $ 12,006,470 $ (938,147)    $ 171,658    $ 91,460
================ ============ ============ ============= ============= ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                 FIDELITY VIP EQUITY-INCOME
                                                                                                SUB-ACCOUNT
                                                         --------------------------------------------------
                                                                  2008                 2007            2006
                                                         ---------------- -------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 3,014,160          $ 3,064,817     $ 5,504,500
                                                         ---------------- -------------------- ------------
EXPENSES:
      Mortality and expense risk charges                       735,886            1,045,345         988,690
                                                         ---------------- -------------------- ------------
        Total expenses                                         735,886            1,045,345         988,690
                                                         ---------------- -------------------- ------------
           Net investment income (loss)                      2,278,274            2,019,472       4,515,810
                                                         ---------------- -------------------- ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              133,588           13,515,291      19,947,649
      Realized gains (losses) on sale of investments        (3,516,318)           2,864,369       3,302,552
                                                         ---------------- -------------------- ------------
           Net realized gains (losses)                      (3,382,730)          16,379,660      23,250,201
                                                         ---------------- -------------------- ------------
      Change in unrealized gains (losses) on investments   (63,561,281)         (16,083,412)      1,879,953
                                                         ---------------- -------------------- ------------
      Net realized and unrealized gains (losses)
        on investments                                     (66,944,011)             296,248      25,130,154
                                                         ---------------- -------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (64,665,737)         $ 2,315,720    $ 29,645,964
                                                         ================ ==================== ============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MIST T. ROWE PRICE MID CAP GROWTH                     MIST PIMCO TOTAL RETURN
                                  SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------------ ----------------------------------------
         2008           2007             2006           2008             2007        2006
---------------- -------------- ---------------- -------------- ------------- -----------
     $ 15,074       $ 54,866             $ --    $ 2,434,587      $ 1,944,178 $ 1,199,023
---------------- -------------- ---------------- -------------- ------------- -----------
       91,996        101,197           87,596        229,754          203,511     188,799
---------------- -------------- ---------------- -------------- ------------- -----------
       91,996        101,197           87,596        229,754          203,511     188,799
---------------- -------------- ---------------- -------------- ------------- -----------
      (76,922)       (46,331)         (87,596)     2,204,833        1,740,667   1,010,224
---------------- -------------- ---------------- -------------- ------------- -----------
    2,649,171      1,046,424          660,383      1,481,179               --      17,702
     (518,520)     1,737,033          638,410         33,875           35,653       4,333
---------------- -------------- ---------------- -------------- ------------- -----------
    2,130,651      2,783,457        1,298,793      1,515,054           35,653      22,035
---------------- -------------- ---------------- -------------- ------------- -----------
  (12,799,749)       895,981          (53,103)    (3,610,480)       2,098,892   1,194,931
---------------- -------------- ---------------- -------------- ------------- -----------
  (10,669,098)     3,679,438        1,245,690     (2,095,426)       2,134,545   1,216,966
---------------- -------------- ---------------- -------------- ------------- -----------
$ (10,746,020)   $ 3,633,107      $ 1,158,094      $ 109,407      $ 3,875,212 $ 2,227,190
================ ============== ================ ============== ============= ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                              MIST RCM TECHNOLOGY
                                                                                      SUB-ACCOUNT
                                                         -----------------------------------------
                                                                 2008           2007         2006
                                                         --------------- -------------- ----------
INVESTMENT INCOME:
      Dividends                                             $ 758,950           $ --         $ --
                                                         --------------- -------------- ----------
EXPENSES:
      Mortality and expense risk charges                       21,246         18,206       14,830
                                                         --------------- -------------- ----------
        Total expenses                                         21,246         18,206       14,830
                                                         --------------- -------------- ----------
           Net investment income (loss)                       737,704        (18,206)     (14,830)
                                                         --------------- -------------- ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                           1,583,543        151,685           --
      Realized gains (losses) on sale of investments         (438,483)       502,076       28,396
                                                         --------------- -------------- ----------
           Net realized gains (losses)                      1,145,060        653,761       28,396
                                                         --------------- -------------- ----------
      Change in unrealized gains (losses) on investments   (5,060,257)       595,431      157,821
                                                         --------------- -------------- ----------
      Net realized and unrealized gains (losses)
        on investments                                     (3,915,197)     1,249,192      186,217
                                                         --------------- -------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (3,177,493)   $ 1,230,986    $ 171,387
                                                         =============== ============== ==========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                       MIST LAZARD MID CAP               MIST MET/AIM SMALL CAP GROWTH
                               SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------ ----------------------------------------------
        2008             2007         2006         2008           2007            2006
--------------- ---------------- --------- --------------- -------------- ---------------
    $ 91,693         $ 57,415     $ 32,928         $ --           $ --            $ --
--------------- ---------------- --------- --------------- -------------- ---------------
      29,993           41,294       28,902       16,506         19,748          19,305
--------------- ---------------- --------- --------------- -------------- ---------------
      29,993           41,294       28,902       16,506         19,748          19,305
--------------- ---------------- --------- --------------- -------------- ---------------
      61,700           16,121        4,026      (16,506)       (19,748)        (19,305)
--------------- ---------------- --------- --------------- -------------- ---------------
     558,618          786,878      723,389      407,793         69,016         561,530
    (616,394)          35,802       42,786     (210,366)       268,048         213,397
--------------- ---------------- --------- --------------- -------------- ---------------
     (57,776)         822,680      766,175      197,427        337,064         774,927
--------------- ---------------- --------- --------------- -------------- ---------------
  (3,177,298)      (1,252,571)      60,580   (2,172,723)       171,391        (225,798)
--------------- ---------------- --------- --------------- -------------- ---------------
  (3,235,074)        (429,891)     826,755   (1,975,296)       508,455         549,129
--------------- ---------------- --------- --------------- -------------- ---------------
$ (3,173,374)      $ (413,770)   $ 830,781 $ (1,991,802)     $ 488,707       $ 529,824
=============== ================ ========= =============== ============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                     MIST HARRIS OAKMARK INTERNATIONAL
                                                                                           SUB-ACCOUNT
                                                         ---------------------------------------------
                                                                  2008           2007             2006
                                                         ---------------- -------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 837,279      $ 536,334        $ 963,939
                                                         ---------------- -------------- -------------
EXPENSES:
      Mortality and expense risk charges                       166,885        245,138          163,035
                                                         ---------------- -------------- -------------
        Total expenses                                         166,885        245,138          163,035
                                                         ---------------- -------------- -------------
           Net investment income (loss)                        670,394        291,196          800,904
                                                         ---------------- -------------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            7,168,428      4,601,954        2,406,268
      Realized gains (losses) on sale of investments        (2,993,161)     3,272,828        1,074,798
                                                         ---------------- -------------- -------------
           Net realized gains (losses)                       4,175,267      7,874,782        3,481,066
                                                         ---------------- -------------- -------------
      Change in unrealized gains (losses) on investments   (25,488,640)    (9,052,128)       5,394,065
                                                         ---------------- -------------- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (21,313,373)    (1,177,346)       8,875,131
                                                         ---------------- -------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (20,642,979)    $ (886,150)     $ 9,676,035
                                                         ================ ============== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH                  MIST CLARION GLOBAL REAL ESTATE
                               SUB-ACCOUNT                                      SUB-ACCOUNT
-------------------------------------------------------------------------------------------
        2008           2007           2006            2008            2007             2006
--------------- -------------- -------------- --------------- --------------- -------------
       $ 364        $ 6,982           $ --       $ 404,650       $ 303,897        $ 187,018
--------------- -------------- -------------- --------------- --------------- -------------
      10,096         13,291         15,055          76,521         115,932           79,737
--------------- -------------- -------------- --------------- --------------- -------------
      10,096         13,291         15,055          76,521         115,932           79,737
--------------- -------------- -------------- --------------- --------------- -------------
      (9,732)        (6,309)       (15,055)        328,129         187,965          107,281
--------------- -------------- -------------- --------------- --------------- -------------
      20,303        284,333        203,518       1,960,389       2,435,217          888,402
    (138,315)        41,658        284,271      (1,402,537)      1,183,037          832,878
--------------- -------------- -------------- --------------- --------------- -------------
    (118,012)       325,991        487,789         557,852       3,618,254        1,721,280
--------------- -------------- -------------- --------------- --------------- -------------
  (1,008,306)      (250,410)      (542,275)    (10,483,737)     (8,438,976)       3,634,132
--------------- -------------- -------------- --------------- --------------- -------------
  (1,126,318)        75,581        (54,486)     (9,925,885)     (4,820,722)       5,355,412
--------------- -------------- -------------- --------------- --------------- -------------
$ (1,136,050)      $ 69,272      $ (69,541)   $ (9,597,756)   $ (4,632,757)     $ 5,462,693
=============== ============== ============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                       MIST MFS RESEARCH INTERNATIONAL
                                                                                           SUB-ACCOUNT
                                                         ---------------------------------------------
                                                                  2008           2007             2006
                                                         ---------------- -------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 452,759      $ 254,062        $ 114,246
                                                         ---------------- -------------- -------------
EXPENSES:
      Mortality and expense risk charges                       527,628         76,591           33,607
                                                         ---------------- -------------- -------------
        Total expenses                                         527,628         76,591           33,607
                                                         ---------------- -------------- -------------
           Net investment income (loss)                        (74,869)       177,471           80,639
                                                         ---------------- -------------- -------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            2,294,576      2,475,350          449,149
      Realized gains (losses) on sale of investments        (3,491,912)        76,075          461,623
                                                         ---------------- -------------- -------------
           Net realized gains (losses)                      (1,197,336)     2,551,425          910,772
                                                         ---------------- -------------- -------------
      Change in unrealized gains (losses) on investments   (68,263,188)      (534,417)         533,798
                                                         ---------------- -------------- -------------
      Net realized and unrealized gains (losses)
        on investments                                     (69,460,524)     2,017,008        1,444,570
                                                         ---------------- -------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (69,535,393)   $ 2,194,479      $ 1,525,209
                                                         ================ ============== =============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MIST LORD ABBETT BOND DEBENTURE     MIST OPPENHEIMER CAPITAL APPRECIATION
                              SUB-ACCOUNT                               SUB-ACCOUNT
-------------------------------------------- -----------------------------------------
        2008           2007          2006          2008           2007         2006
--------------- ----------- ---------------- ------------- -------------- ------------
 $ 1,552,944    $ 2,071,611   $ 2,392,153      $ 32,714          $ 569        $ 670
--------------- ----------- ---------------- ------------- -------------- ------------
     149,430        172,086       138,690         3,074          2,466        1,113
--------------- ----------- ---------------- ------------- -------------- ------------
     149,430        172,086       138,690         3,074          2,466        1,113
--------------- ----------- ---------------- ------------- -------------- ------------
   1,403,514      1,899,525     2,253,463        29,640         (1,897)        (443)
--------------- ----------- ---------------- ------------- -------------- ------------
     538,626         47,775            --       239,465         25,435        1,527
    (453,240)       194,210       (42,854)     (145,043)        38,860        1,008
--------------- ----------- ---------------- ------------- -------------- ------------
      85,386        241,985       (42,854)       94,422         64,295        2,535
--------------- ----------- ---------------- ------------- -------------- ------------
  (8,532,743)       237,120       840,461      (620,791)       (22,990)      16,452
--------------- ----------- ---------------- ------------- -------------- ------------
  (8,447,357)       479,105       797,607      (526,369)        41,305       18,987
--------------- ----------- ---------------- ------------- -------------- ------------
$ (7,043,843)   $ 2,378,630   $ 3,051,070    $ (496,729)      $ 39,408     $ 18,544
=============== =========== ================ ============= ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                 MIST SSGA GROWTH ETF
                                                                                          SUB-ACCOUNT
                                                         --------------------------------------------
                                                               2008            2007          2006 (a)
                                                         ------------- --------------- --------------
INVESTMENT INCOME:
      Dividends                                            $ 11,978            $ --             $ 958
                                                         ------------- --------------- --------------
EXPENSES:
      Mortality and expense risk charges                      2,131           2,198                54
                                                         ------------- --------------- --------------
        Total expenses                                        2,131           2,198                54
                                                         ------------- --------------- --------------
           Net investment income (loss)                       9,847          (2,198)              904
                                                         ------------- --------------- --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            14,981              --               200
      Realized gains (losses) on sale of investments       (100,736)          5,211                30
                                                         ------------- --------------- --------------
           Net realized gains (losses)                      (85,755)          5,211               230
                                                         ------------- --------------- --------------
      Change in unrealized gains (losses) on investments   (157,789)         12,959               663
                                                         ------------- --------------- --------------
      Net realized and unrealized gains (losses)
        on investments                                     (243,544)         18,170               893
                                                         ------------- --------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (233,697)       $ 15,972           $ 1,797
                                                         ============= =============== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MIST SSGA GROWTH AND INCOME ETF         MIST PIMCO INFLATION PROTECTED BOND
                                    SUB-ACCOUNT                                 SUB-ACCOUNT
----------------------------------------------- -------------------------------------------
      2008           2007              2006 (a)          2008        2007       2006 (a)
------------- -------------- ------------------ ------------- ----------- -----------------
  $ 13,471            $ 1                 $ 518  $ 186,099        $ 6,107           $ --
------------- -------------- ------------------ ------------- ----------- -----------------
       964            402                     1     20,050          1,990            304
------------- -------------- ------------------ ------------- ----------- -----------------
       964            402                     1     20,050          1,990            304
------------- -------------- ------------------ ------------- ----------- -----------------
    12,507           (401)                  517    166,049          4,117           (304)
------------- -------------- ------------------ ------------- ----------- -----------------
    14,616             16                    --      9,826             --             --
  (113,772)         2,297                    57   (156,044)         6,584          3,457
------------- -------------- ------------------ ------------- ----------- -----------------
   (99,156)         2,313                    57   (146,218)         6,584          3,457
------------- -------------- ------------------ ------------- ----------- -----------------
  (152,331)         3,249                   261   (887,227)        60,630           (646)
------------- -------------- ------------------ ------------- ----------- -----------------
  (251,487)         5,562                   318 (1,033,445)        67,214          2,811
------------- -------------- ------------------ ------------- ----------- -----------------
$ (238,980)       $ 5,161                 $ 835 $ (867,396)      $ 71,331        $ 2,507
============= ============== ================== ============= =========== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           MIST LEGG MASON VALUE EQUITY
                                                                                            SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                 2008            2007          2006 (a)
                                                         --------------- --------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 34,888           $ 571         $ 24,458
                                                         --------------- --------------- ----------------
EXPENSES:
      Mortality and expense risk charges                       51,909          90,453           59,974
                                                         --------------- --------------- ----------------
        Total expenses                                         51,909          90,453           59,974
                                                         --------------- --------------- ----------------
           Net investment income (loss)                       (17,021)        (89,882)         (35,516)
                                                         --------------- --------------- ----------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             475,557          19,247          324,347
      Realized gains (losses) on sale of investments         (902,497)        165,623           (1,762)
                                                         --------------- --------------- ----------------
           Net realized gains (losses)                       (426,940)        184,870          322,585
                                                         --------------- --------------- ----------------
      Change in unrealized gains (losses) on investments   (7,398,268)     (1,096,137)         915,746
                                                         --------------- --------------- ----------------
      Net realized and unrealized gains (losses)
        on investments                                     (7,825,208)       (911,267)       1,238,331
                                                         --------------- --------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ (7,842,229)   $ (1,001,149)     $ 1,202,815
                                                         =============== =============== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

 MIST BLACKROCK LARGE CAP CORE               MIST JANUS FORTY
                   SUB-ACCOUNT                    SUB-ACCOUNT
-------------------------------- ------------------------------
      2008            2007 (b)           2008        2007 (b)
------------- ------------------ --------------- --------------
  $ 13,138               $ --       $ 438,129           $ --
------------- ------------------ --------------- --------------
     3,266              2,290          38,936          5,703
------------- ------------------ --------------- --------------
     3,266              2,290          38,936          5,703
------------- ------------------ --------------- --------------
     9,872             (2,290)        399,193         (5,703)
------------- ------------------ --------------- --------------
    85,823                 --         189,623             --
  (146,922)             1,835        (465,203)        32,447
------------- ------------------ --------------- --------------
   (61,099)             1,835        (275,580)        32,447
------------- ------------------ --------------- --------------
  (802,205)            17,789      (5,405,174)       325,311
------------- ------------------ --------------- --------------
  (863,304)            19,624      (5,680,754)       357,758
------------- ------------------ --------------- --------------
$ (853,432)          $ 17,334    $ (5,281,561)     $ 352,055
============= ================== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                          MSF ZENITH EQUITY
                                                                                                SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                              2008                 2007             2006
                                                     ---------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 11,574,538          $ 1,116,126       $ (487,686)
  Net realized gains (losses)                           (2,487,169)           9,513,829        3,349,559
  Change in unrealized gains (losses) on investments  (262,186,796)          23,411,344       51,317,310
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                (253,099,427)          34,041,299       54,179,183
                                                     ---------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          43,306,913           48,982,296       57,108,890
  Net transfers (including fixed account)               (6,827,958)         (16,648,229)     (13,281,803)
  Policy charges                                       (24,248,505)         (28,682,505)     (32,125,034)
  Transfers for policy benefits and terminations       (71,327,561)         (83,441,462)     (92,360,514)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (59,097,111)         (79,789,900)     (80,658,461)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets            (312,196,538)         (45,748,601)     (26,479,278)
NET ASSETS:
  Beginning of period                                  688,309,329          734,057,930      760,537,208
                                                     ---------------- -------------------- ----------------
  End of period                                      $ 376,112,791        $ 688,309,329    $ 734,057,930
                                                     ================ ==================== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                      MSF BLACKROCK BOND INCOME                        MSF BLACKROCK MONEY MARKET
                                    SUB-ACCOUNT                                       SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
         2008             2007             2006             2008             2007            2006
---------------- ----------------   -------------- ---------------- ---------------- ---------------
  $ 5,637,404      $ 3,649,809      $ 6,993,511      $ 7,077,633      $ 9,665,707     $ 3,831,446
     (625,702)         127,546          118,133               --               --              --
   (9,757,626)       3,398,540       (2,014,842)              --               --              --
---------------- ----------------   -------------- ---------------- ---------------- ---------------
   (4,745,924)       7,175,895        5,096,802        7,077,633        9,665,707       3,831,446
---------------- ----------------   -------------- ---------------- ---------------- ---------------
   10,906,811       13,102,069       15,774,530       97,988,519       98,073,424     135,699,752
     (687,429)      (3,553,929)      (1,868,717)     (54,146,220)      93,437,588    (100,453,140)
   (8,343,836)      (8,076,177)      (8,943,481)     (10,599,067)      (9,650,087)    (10,769,926)
  (14,451,703)     (17,053,383)     (11,632,711)     (27,598,762)     (28,514,588)    (21,985,731)
---------------- ----------------   -------------- ---------------- ---------------- ---------------
  (12,576,157)     (15,581,420)      (6,670,379)       5,644,470      153,346,337       2,490,955
---------------- ----------------   -------------- ---------------- ---------------- ---------------
  (17,322,081)      (8,405,525)      (1,573,577)      12,722,103      163,012,044       6,322,401
  126,621,372      135,026,897      136,600,474      261,581,445       98,569,401      92,247,000
---------------- ----------------   -------------- ---------------- ---------------- ---------------
$ 109,299,291    $ 126,621,372    $ 135,026,897    $ 274,303,548    $ 261,581,445    $ 98,569,401
================ ================ ================ ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                   MSF MFS TOTAL RETURN
                                                                                            SUB-ACCOUNT
                                                     -----------------------------------------------------
                                                             2008                 2007             2006
                                                     --------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 3,488,756          $ 2,195,342      $ 3,965,075
  Net realized gains (losses)                           7,274,120            6,365,657        1,720,067
  Change in unrealized gains (losses) on investments  (38,572,100)          (3,417,410)       8,705,063
                                                     --------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                (27,809,224)           5,143,589       14,390,205
                                                     --------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         10,737,057           12,200,489       13,733,135
  Net transfers (including fixed account)              (2,587,569)          (2,098,624)         294,564
  Policy charges                                       (8,130,387)          (9,076,745)      (9,257,656)
  Transfers for policy benefits and terminations      (10,522,920)         (12,959,163)     (13,537,678)
                                                     --------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (10,503,819)         (11,934,043)      (8,767,635)
                                                     --------------- -------------------- ----------------
     Net increase (decrease) in net assets            (38,313,043)          (6,790,454)       5,622,570
NET ASSETS:
  Beginning of period                                 128,431,968          135,222,422      129,599,852
                                                     --------------- -------------------- ----------------
  End of period.                                     $ 90,118,925        $ 128,431,968    $ 135,222,422
                                                     =============== ==================== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF HARRIS OAKMARK FOCUSED VALUE                               MSF FI VALUE LEADERS
                                     SUB-ACCOUNT                                        SUB-ACCOUNT
--------------------------------------------------- --------------------------------------------------
        2008             2007               2006            2008               2007            2006
--------------- ----------------   ---------------- --------------- ------------------ ---------------
  $ (120,134)        $ 97,948         $ (417,261)      $ 832,833          $ 261,008       $ 400,463
   9,223,482       32,088,871         28,467,114       5,296,127          8,244,788       1,186,085
 (76,356,229)     (44,475,207)        (6,779,768)    (35,496,979)        (5,423,442)      7,503,062
--------------- ----------------   ---------------- --------------- ------------------ ---------------
 (67,252,881)     (12,288,388)        21,270,085     (29,368,019)         3,082,354       9,089,610
--------------- ----------------   ---------------- --------------- ------------------ ---------------
  14,391,716       17,550,825         20,240,462       6,269,557          7,145,787       8,012,599
  (9,163,920)      (9,114,711)        (6,984,833)     (1,690,877)        (3,058,805)     (1,419,862)
  (7,712,303)     (10,337,802)       (11,758,335)     (4,182,550)        (4,894,875)     (5,258,146)
 (13,853,477)     (21,517,389)       (20,553,354)     (6,632,847)       (10,114,059)     (7,262,710)
--------------- ----------------   ---------------- --------------- ------------------ ---------------
 (16,337,984)     (23,419,077)       (19,056,060)     (6,236,717)       (10,921,952)     (5,928,119)
--------------- ----------------   ---------------- --------------- ------------------ ---------------
 (83,590,865)     (35,707,465)         2,214,025     (35,604,736)        (7,839,598)      3,161,491
 157,882,498      193,589,963        191,375,938      78,919,923         86,759,521      83,598,030
--------------- ----------------   ---------------- --------------- ------------------ ---------------
$ 74,291,633    $ 157,882,498      $ 193,589,963    $ 43,315,187       $ 78,919,923    $ 86,759,521
=============== ================   ================ =============== ================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                          MSF LOOMIS SAYLES SMALL CAP
                                                                                          SUB-ACCOUNT
                                                     ------------------------------------------------
                                                              2008             2007             2006
                                                     ---------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (786,517)      $ (905,514)    $ (1,011,861)
  Net realized gains (losses)                           21,898,696       23,210,502       17,212,924
  Change in unrealized gains (losses) on investments   (81,893,826)      (3,427,252)       8,523,003
                                                     ---------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 (60,781,647)      18,877,736       24,724,066
                                                     ---------------- ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          13,175,949       14,774,231       15,721,567
  Net transfers (including fixed account)               (1,026,355)      (1,641,025)       1,490,346
  Policy charges                                        (8,533,968)      (9,578,386)     (10,054,115)
  Transfers for policy benefits and terminations       (15,328,043)     (19,552,476)     (17,447,756)
                                                     ---------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (11,712,417)     (15,997,656)     (10,289,958)
                                                     ---------------- ---------------- --------------
     Net increase (decrease) in net assets             (72,494,064)       2,880,080       14,434,108
NET ASSETS:
  Beginning of period                                  174,428,227      171,548,147      157,114,039
                                                     ---------------- ---------------- --------------
  End of period                                      $ 101,934,163    $ 174,428,227    $ 171,548,147
                                                     ================ ================ ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                           MSF DAVIS VENTURE VALUE              MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                       SUB-ACCOUNT                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
         2008                2007             2006             2008             2007             2006
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
  $ 2,698,634           $ 990,053        $ 987,698       $ (243,402)      $ (890,632)    $ (1,046,322)
    7,547,975           9,218,751        4,885,353        3,170,643       (5,770,805)     (12,779,112)
 (156,121,836)          5,528,444       43,007,635      (81,836,157)      42,663,606       21,093,144
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
 (145,875,227)         15,737,248       48,880,686      (78,908,916)      36,002,169        7,267,710
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
   33,733,156          38,544,386       41,433,594       19,991,022       23,107,132       27,126,878
   (1,541,208)           (162,183)       6,972,882       (2,554,448)      (8,990,395)      (8,238,569)
  (20,918,385)        (24,032,496)     (25,071,853)     (13,014,636)     (13,964,343)     (15,188,080)
  (34,308,415)        (38,349,034)     (37,940,542)     (20,575,562)     (21,903,233)     (23,004,299)
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
  (23,034,852)        (23,999,327)     (14,605,919)     (16,153,624)     (21,750,839)     (19,304,070)
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
 (168,910,079)         (8,262,079)      34,274,767      (95,062,540)      14,251,330      (12,036,360)
  383,166,627         391,428,706      357,153,939      224,783,521      210,532,191      222,568,551
---------------- ------------------- ---------------- ---------------- ---------------- ----------------
$ 214,256,548       $ 383,166,627    $ 391,428,706    $ 129,720,981    $ 224,783,521    $ 210,532,191
================ =================== ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2008           2007              2006
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 334,697      $ 131,630         $ 165,391
  Net realized gains (losses)                            (32,547)       548,137          (135,837)
  Change in unrealized gains (losses) on investments    (355,525)      (163,639)          403,509
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   (53,375)       516,128           433,063
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           994,034        974,535           933,314
  Net transfers (including fixed account)                176,766    (13,642,180)       18,232,860
  Policy charges                                        (631,578)    (1,071,721)         (164,432)
  Transfers for policy benefits and terminations        (923,146)    (1,333,311)       (2,311,899)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (383,924)   (15,072,677)       16,689,843
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets              (437,299)   (14,556,549)       17,122,906
NET ASSETS:
  Beginning of period                                  8,555,333     23,111,882         5,988,976
                                                     -------------- -------------- -----------------
  End of period                                      $ 8,118,034    $ 8,555,333      $ 23,111,882
                                                     ============== ============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                  MSF WESTERN ASSET
            MANAGEMENT STRATEGIC BOND OPPORTUNITIES                      MSF FI MID CAP OPPORTUNITIES
                                        SUB-ACCOUNT                                       SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
        2008                 2007              2006            2008            2007              2006
--------------- -------------------- ----------------- --------------- --------------- -----------------
   $ 527,696            $ 348,151         $ 574,956       $ (22,350)     $ (135,603)       $ (172,212)
    (121,966)             (73,136)           11,838         711,775       2,127,224         1,255,273
  (2,667,283)             253,652             8,968     (18,180,195)        529,109         2,418,061
--------------- -------------------- ----------------- --------------- --------------- -----------------
  (2,261,553)             528,667           595,762     (17,490,770)      2,520,730         3,501,122
--------------- -------------------- ----------------- --------------- --------------- -----------------
   1,619,875            1,691,871         1,722,200       3,374,453       3,742,012         4,265,472
    (574,549)             722,589         3,997,084        (600,189)       (151,503)         (437,405)
    (758,724)            (408,643)       (1,072,703)     (1,825,010)     (2,393,294)       (2,619,758)
  (1,172,670)          (1,376,844)         (759,525)     (3,476,574)     (2,973,113)       (3,616,353)
--------------- -------------------- ----------------- --------------- --------------- -----------------
    (886,068)             628,973         3,887,056      (2,527,320)     (1,775,898)       (2,408,044)
--------------- -------------------- ----------------- --------------- --------------- -----------------
  (3,147,621)           1,157,640         4,482,818     (20,018,090)        744,832         1,093,078
  15,153,416           13,995,776         9,512,958      33,745,831      33,000,999        31,907,921
--------------- -------------------- ----------------- --------------- --------------- -----------------
$ 12,005,795         $ 15,153,416      $ 13,995,776    $ 13,727,741    $ 33,745,831      $ 33,000,999
=============== ==================== ================= =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                              MSF JENNISON GROWTH
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2008              2007           2006
                                                     -------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 136,140            $ (305)     $ (35,207)
  Net realized gains (losses)                            507,702           599,293        350,561
  Change in unrealized gains (losses) on investments  (3,403,826)          241,138        (97,967)
                                                     -------------- ----------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                (2,759,984)          840,126        217,387
                                                     -------------- ----------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           776,356           865,331      1,205,068
  Net transfers (including fixed account)               (221,187)         (467,007)      (243,649)
  Policy charges                                        (442,679)         (541,759)      (602,502)
  Transfers for policy benefits and terminations        (778,762)         (501,709)      (933,241)
                                                     -------------- ----------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (666,272)         (645,144)      (574,324)
                                                     -------------- ----------------- --------------
     Net increase (decrease) in net assets            (3,426,256)          194,982       (356,937)
NET ASSETS:
  Beginning of period                                  7,939,226         7,744,244      8,101,181
                                                     -------------- ----------------- --------------
  End of period                                      $ 4,512,970       $ 7,939,226    $ 7,744,244
                                                     ============== ================= ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF RUSSELL 2000 INDEX                               MSF JULIUS BAER INTERNATIONAL STOCK
                           SUB-ACCOUNT                                                       SUB-ACCOUNT
--------------------------------------------------------- -------------------------------------------------
        2008                      2007            2006            2008            2007              2006
--------------- ------------------------- --------------- --------------- --------------- -----------------
   $ 195,107                 $ 140,818       $ 102,360     $ 1,050,443       $ 279,993         $ 469,195
     238,389                 3,426,985       3,360,238       5,033,062       5,616,067         3,142,765
  (9,392,380)               (4,104,853)        760,311     (27,502,021)     (1,169,019)        3,874,760
--------------- ------------------------- --------------- --------------- --------------- -----------------
  (8,958,884)                 (537,050)      4,222,909     (21,418,516)      4,727,041         7,486,720
--------------- ------------------------- --------------- --------------- --------------- -----------------
   2,498,156                 2,914,771       3,263,779       4,023,245       4,627,887         5,276,401
    (313,434)                1,280,693        (398,409)        601,017      (1,272,836)       (3,243,602)
  (1,388,410)               (1,512,998)     (1,717,841)     (2,454,759)     (3,100,038)       (3,329,491)
  (1,955,429)               (2,543,374)     (2,667,653)     (4,105,341)     (4,854,339)       (5,184,592)
--------------- ------------------------- --------------- --------------- --------------- -----------------
  (1,159,117)                  139,092      (1,520,124)     (1,935,838)     (4,599,326)       (6,481,284)
--------------- ------------------------- --------------- --------------- --------------- -----------------
 (10,118,001)                 (397,958)      2,702,785     (23,354,354)        127,715         1,005,436
  27,058,478                27,456,436      24,753,651      49,449,098      49,321,383        48,315,947
--------------- ------------------------- --------------- --------------- --------------- -----------------
$ 16,940,477              $ 27,058,478    $ 27,456,436    $ 26,094,744    $ 49,449,098      $ 49,321,383
=============== ========================= =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                      MSF BLACKROCK STRATEGIC VALUE
                                                                                        SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2008            2007              2006
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 58,223      $ (104,619)       $ (110,583)
  Net realized gains (losses)                           1,830,052      12,641,396        15,048,662
  Change in unrealized gains (losses) on investments  (24,366,834)    (15,003,565)       (4,163,723)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                (22,478,559)     (2,466,788)       10,774,356
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,696,926       8,567,884        10,016,371
  Net transfers (including fixed account)              (4,266,373)     (3,731,864)       (3,240,644)
  Policy charges                                       (3,772,507)     (4,997,622)       (5,788,899)
  Transfers for policy benefits and terminations       (5,927,237)     (7,850,922)       (8,180,388)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (7,269,191)     (8,012,524)       (7,193,560)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets            (29,747,750)    (10,479,312)        3,580,796
NET ASSETS:
  Beginning of period                                  63,338,831      73,818,143        70,237,347
                                                     --------------- --------------- -----------------
  End of period                                      $ 33,591,081    $ 63,338,831      $ 73,818,143
                                                     =============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                           MSF METLIFE STOCK INDEX        MSF LEHMAN BROTHERS AGGREGATE BOND INDEX
                                       SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------------- -----------------------------------------------
         2008                2007             2006            2008            2007            2006
---------------- ------------------- ---------------- --------------- --------------- ---------------
  $ 2,555,876         $ 1,065,434      $ 3,083,788     $ 1,231,329     $ 1,309,338     $ 1,197,570
    6,617,437           7,839,409        8,147,733         105,937        (421,410)       (259,014)
  (87,948,781)          1,523,885       19,171,837         259,517         905,709         151,885
---------------- ------------------- ---------------- --------------- --------------- ---------------
  (78,775,468)         10,428,728       30,403,358       1,596,783       1,793,637       1,090,441
---------------- ------------------- ---------------- --------------- --------------- ---------------
   17,010,838          20,897,752       23,555,006       3,548,271       3,938,931       4,465,814
   (4,955,813)         (4,565,682)      (3,618,267)       (748,944)        641,064        (736,557)
  (12,557,545)        (13,965,424)     (14,837,987)     (2,165,605)     (2,109,596)     (2,347,755)
  (16,798,983)        (20,215,741)     (19,805,380)     (2,506,224)     (5,505,909)     (2,306,877)
---------------- ------------------- ---------------- --------------- --------------- ---------------
  (17,301,503)        (17,849,095)     (14,706,628)     (1,872,502)     (3,035,510)       (925,375)
---------------- ------------------- ---------------- --------------- --------------- ---------------
  (96,076,971)         (7,420,367)      15,696,730        (275,719)     (1,241,873)        165,066
  221,661,531         229,081,898      213,385,168      28,756,872      29,998,745      29,833,679
---------------- ------------------- ---------------- --------------- --------------- ---------------
$ 125,584,560       $ 221,661,531    $ 229,081,898    $ 28,481,153    $ 28,756,872    $ 29,998,745
================ =================== ================ =============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                      MSF MORGAN STANLEY EAFE INDEX
                                                                                        SUB-ACCOUNT
                                                     -------------------------------------------------
                                                             2008            2007              2006
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 490,510       $ 332,733         $ 205,489
  Net realized gains (losses)                             680,966       1,428,280           885,145
  Change in unrealized gains (losses) on investments  (10,933,450)        230,293         2,461,504
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 (9,761,974)      1,991,306         3,552,138
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,143,752       2,012,947         1,903,791
  Net transfers (including fixed account)               1,448,773       2,764,130         1,415,021
  Policy charges                                         (969,804)     (1,142,690)         (976,720)
  Transfers for policy benefits and terminations       (1,816,889)     (1,502,625)       (1,159,728)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           805,832       2,131,762         1,182,364
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets.            (8,956,142)      4,123,068         4,734,502
NET ASSETS:
  Beginning of period                                  22,127,994      18,004,926        13,270,424
                                                     --------------- --------------- -----------------
  End of period                                      $ 13,171,852    $ 22,127,994      $ 18,004,926
                                                     =============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF METLIFE MID CAP STOCK INDEX              MSF FRANKLIN TEMPLETON SMALL CAP GROWTH
                                   SUB-ACCOUNT                                          SUB-ACCOUNT
------------------------------------------------- ----------------------------------------------------
        2008            2007              2006           2008           2007                   2006
--------------- --------------- ----------------- -------------- -------------- ----------------------
   $ 176,942        $ 73,360         $ 131,669      $ (17,260)     $ (26,810)             $ (28,720)
   1,302,506       1,436,860         2,118,798        173,844        815,014                723,749
  (8,292,595)       (229,825)         (744,231)    (2,800,793)      (481,667)               (40,740)
--------------- --------------- ----------------- -------------- -------------- ----------------------
  (6,813,147)      1,280,395         1,506,236     (2,644,209)       306,537                654,289
--------------- --------------- ----------------- -------------- -------------- ----------------------
   1,912,829       2,140,824         2,077,311        823,597      1,137,927              1,163,086
   1,137,436       1,204,876         2,156,257       (355,309)      (427,712)               122,806
  (1,099,402)     (1,225,103)       (1,175,219)      (325,077)      (581,918)              (629,100)
  (1,750,326)     (1,439,724)       (1,573,397)    (1,065,143)      (664,298)              (726,827)
--------------- --------------- ----------------- -------------- -------------- ----------------------
     200,537         680,873         1,484,952       (921,932)      (536,001)               (70,035)
--------------- --------------- ----------------- -------------- -------------- ----------------------
  (6,612,610)      1,961,268         2,991,188     (3,566,141)      (229,464)               584,254
  19,029,722      17,068,454        14,077,266      7,074,259      7,303,723              6,719,469
--------------- --------------- ----------------- -------------- -------------- ----------------------
$ 12,417,112    $ 19,029,722      $ 17,068,454    $ 3,508,118    $ 7,074,259            $ 7,303,723
=============== =============== ================= ============== ============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                    MSF BLACKROCK LARGE CAP VALUE
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2008            2007             2006
                                                     -------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 53,718        $ 65,249         $ 59,380
  Net realized gains (losses)                           (142,521)        747,230          545,228
  Change in unrealized gains (losses) on
     investments                                      (4,506,164)       (599,618)         598,642
                                                     -------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                (4,594,967)        212,861        1,203,250
                                                     -------------- --------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,766,449       1,736,308        1,273,493
  Net transfers (including fixed account)              1,804,279       2,790,302        2,264,706
  Policy charges                                        (790,214)       (809,970)        (625,912)
  Transfers for policy benefits and terminations      (1,208,870)       (849,408)        (502,152)
                                                     -------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,571,644       2,867,232        2,410,135
                                                     -------------- --------------- ----------------
     Net increase (decrease) in net assets            (3,023,323)      3,080,093        3,613,385
NET ASSETS:
  Beginning of period                                 11,919,419       8,839,326        5,225,941
                                                     -------------- --------------- ----------------
  End of period                                      $ 8,896,096    $ 11,919,419      $ 8,839,326
                                                     ============== =============== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF NEUBERGER BERMAN MID CAP VALUE                                   MSF MFS VALUE
                                   SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------- -----------------------------------------------
        2008            2007              2006           2008             2007            2006
--------------- --------------- ----------------- -------------- ---------------- ---------------
   $ 137,739        $ 37,946           $ 1,584      $ 165,723         $ 59,761        $ 50,259
    (278,925)      2,347,449         4,655,123       (618,070)         836,119         704,802
 (18,036,491)     (1,353,621)         (908,234)    (3,668,833)      (1,411,253)      1,401,637
--------------- --------------- ----------------- -------------- ---------------- ---------------
 (18,177,677)      1,031,774         3,748,473     (4,121,180)        (515,373)      2,156,698
--------------- --------------- ----------------- -------------- ---------------- ---------------
   4,299,877       4,765,700         4,959,891      1,957,809        2,470,688       2,614,196
    (767,065)      1,352,841         3,313,258         91,277         (807,292)     (1,914,435)
  (2,084,448)     (2,475,494)       (2,429,912)      (912,738)      (1,178,992)     (1,198,384)
  (2,978,228)     (3,301,385)       (4,191,370)      (874,275)      (1,286,132)     (1,371,089)
--------------- --------------- ----------------- -------------- ---------------- ---------------
  (1,529,864)        341,662         1,651,867        262,073         (801,728)     (1,869,712)
--------------- --------------- ----------------- -------------- ---------------- ---------------
 (19,707,541)      1,373,436         5,400,340     (3,859,107)      (1,317,101)        286,986
  39,717,343      38,343,907        32,943,567     12,298,691       13,615,792      13,328,806
--------------- --------------- ----------------- -------------- ---------------- ---------------
$ 20,009,802    $ 39,717,343      $ 38,343,907    $ 8,439,584     $ 12,298,691    $ 13,615,792
=============== =============== ================= ============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                       SUB-ACCOUNT
                                                     ------------------------------------------------
                                                            2008           2007               2006
                                                     -------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 10,079       $ (2,784)           $ 5,479
  Net realized gains (losses)                            202,308        342,297            414,265
  Change in unrealized gains (losses) on investments  (3,914,385)       220,924            274,201
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                (3,701,998)       560,437            693,945
                                                     -------------- -------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           984,317      1,012,052            816,331
  Net transfers (including fixed account)              1,158,807      1,717,618         (1,166,712)
  Policy charges                                        (377,330)      (442,333)          (349,606)
  Transfers for policy benefits and terminations        (767,474)      (604,435)          (354,454)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          998,320      1,682,902         (1,054,441)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets            (2,703,678)     2,243,339           (360,496)
NET ASSETS:
  Beginning of period                                  7,948,169      5,704,830          6,065,326
                                                     -------------- -------------- ------------------
  End of period                                      $ 5,244,491    $ 7,948,169        $ 5,704,830
                                                     ============== ============== ==================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MSF T. ROWE PRICE SMALL CAP GROWTH                  MSF OPPENHEIMER GLOBAL EQUITY
                                 SUB-ACCOUNT                                    SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------
       2008           2007              2006           2008           2007             2006
-------------- -------------- ----------------- -------------- -------------- ----------------
  $ (17,563)     $ (18,437)        $ (13,378)     $ 116,227       $ 42,726         $ 76,103
    284,425        153,641           148,598        (97,196)       354,930          220,200
 (2,161,556)       266,932           (69,411)    (3,021,442)       (64,091)         302,557
-------------- -------------- ----------------- -------------- -------------- ----------------
 (1,894,694)       402,136            65,809     (3,002,411)       333,565          598,860
-------------- -------------- ----------------- -------------- -------------- ----------------
    504,141        452,880           482,945        961,970        837,977          559,232
    712,059         (2,941)        2,061,128      1,602,439      1,279,304        2,208,426
   (220,089)      (269,262)         (235,627)      (399,281)      (533,685)        (316,970)
   (364,301)      (486,114)         (494,459)    (1,093,970)      (665,077)        (353,882)
-------------- -------------- ----------------- -------------- -------------- ----------------
    631,810       (305,437)        1,813,987      1,071,158        918,519        2,096,806
-------------- -------------- ----------------- -------------- -------------- ----------------
 (1,262,884)        96,699         1,879,796     (1,931,253)     1,252,084        2,695,666
  4,225,349      4,128,650         2,248,854      6,383,391      5,131,307        2,435,641
-------------- -------------- ----------------- -------------- -------------- ----------------
$ 2,962,465    $ 4,225,349       $ 4,128,650    $ 4,452,138    $ 6,383,391      $ 5,131,307
============== ============== ================= ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                    SUB-ACCOUNT
                                                     ---------------------------------------------
                                                            2008           2007            2006
                                                     -------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (9,077)      $ (6,542)       $ (4,379)
  Net realized gains (losses)                           (124,422)        83,010          53,157
  Change in unrealized gains (losses) on investments  (1,277,160)       210,386          13,209
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                (1,410,659)       286,854          61,987
                                                     -------------- -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           439,046        298,684         259,300
  Net transfers (including fixed account)                717,451        663,687         478,662
  Policy charges                                        (162,806)      (179,875)       (124,900)
  Transfers for policy benefits and termination         (158,455)       (98,956)       (190,376)
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          835,236        683,540         422,686
                                                     -------------- -------------- ---------------
     Net increase (decrease) in net assets              (575,423)       970,394         484,673
NET ASSETS:
  Beginning of period                                  2,233,228      1,262,834         778,161
                                                     -------------- -------------- ---------------
  End of period                                      $ 1,657,805    $ 2,233,228     $ 1,262,834
                                                     ============== ============== ===============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                  MSF METLIFE
                    MSF BLACKROCK DIVERSIFIED                         CONSERVATIVE ALLOCATION
                                  SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------ ---------------------------------------------
       2008               2007           2006           2008              2007         2006
-------------- ------------------ -------------- -------------- ----------------- ------------
   $ 82,554           $ 70,575       $ 65,131       $ 24,075          $ (7,484)    $ 13,457
    (56,063)           122,433         32,548        (19,524)           80,237        7,555
   (959,063)           (15,315)       223,263       (511,558)           26,176       23,520
-------------- ------------------ -------------- -------------- ----------------- ------------
   (932,572)           177,693        320,942       (507,007)           98,929       44,532
-------------- ------------------ -------------- -------------- ----------------- ------------
    404,400            542,378        530,545        680,936           769,492       45,000
    (27,867)          (106,906)      (137,715)     2,133,631           880,143      466,352
   (219,614)          (240,896)      (267,046)      (246,988)         (155,322)     (43,018)
   (157,226)          (238,799)      (114,557)      (422,626)         (541,477)     (45,428)
-------------- ------------------ -------------- -------------- ----------------- ------------
       (307)           (44,223)        11,227      2,144,953           952,836      422,906
-------------- ------------------ -------------- -------------- ----------------- ------------
   (932,879)           133,470        332,169      1,637,946         1,051,765      467,438
  3,548,106          3,414,636      3,082,467      2,013,623           961,858      494,420
-------------- ------------------ -------------- -------------- ----------------- ------------
$ 2,615,227        $ 3,548,106    $ 3,414,636    $ 3,651,569       $ 2,013,623    $ 961,858
============== ================== ============== ============== ================= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                             MSF METLIFE CONSERVATIVE
                                                                                TO MODERATE ALLOCATION
                                                                                           SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                2008               2007           2006
                                                         -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ 34,566           $ (6,272)       $ 6,662
      Net realized gains (losses)                            (38,596)            98,085          3,752
      Change in unrealized gains (losses) on investments    (880,887)            42,349         37,322
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from operations                                  (884,917)           134,162         47,736
                                                         -------------- ------------------ --------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners           716,886            337,216        825,099
      Net transfers (including fixed account)              2,101,768          1,533,011        737,291
      Policy charges                                        (297,087)          (190,305)       (84,551)
      Transfers for policy benefits and terminations        (536,626)          (189,219)      (101,842)
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        1,984,941          1,490,703      1,375,997
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets              1,100,024          1,624,865      1,423,733
NET ASSETS:
      Beginning of period                                  3,279,205          1,654,340        230,607
                                                         -------------- ------------------ --------------
      End of period                                      $ 4,379,229        $ 3,279,205    $ 1,654,340
                                                         ============== ================== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                    MSF METLIFE                                       MSF METLIFE
                            MODERATE ALLOCATION                 MODERATE TO AGGRESSIVE ALLOCATION
                                    SUB-ACCOUNT                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
        2008               2007            2006            2008            2007              2006
--------------- ------------------ --------------- --------------- --------------- -----------------
   $ 204,582           $ (9,187)      $ 171,041       $ 237,632       $ (23,664)         $ 72,363
    (169,170)           372,241         340,026        (645,610)        640,232           367,029
  (9,079,190)           434,465         763,970     (18,090,727)        110,236         1,414,416
--------------- ------------------ --------------- --------------- --------------- -----------------
  (9,043,778)           797,519       1,275,037     (18,498,705)        726,804         1,853,808
--------------- ------------------ --------------- --------------- --------------- -----------------
   5,614,893          4,591,851       1,970,347      10,616,370       8,025,824         2,579,522
   4,360,665         11,387,562      10,824,618      15,455,803      16,643,206        16,629,738
  (2,459,141)        (2,291,100)       (805,250)     (4,734,357)     (3,459,926)       (1,255,856)
  (1,676,811)        (1,867,684)       (428,730)     (5,916,534)     (3,231,860)         (861,689)
--------------- ------------------ --------------- --------------- --------------- -----------------
   5,839,606         11,820,629      11,560,985      15,421,282      17,977,244        17,091,715
--------------- ------------------ --------------- --------------- --------------- -----------------
  (3,204,172)        12,618,148      12,836,022      (3,077,423)     18,704,048        18,945,523
  29,192,086         16,573,938       3,737,916      40,468,536      21,764,488         2,818,965
--------------- ------------------ --------------- --------------- --------------- -----------------
$ 25,987,914       $ 29,192,086    $ 16,573,938    $ 37,391,113    $ 40,468,536      $ 21,764,488
=============== ================== =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                           MSF METLIFE
                                                                                 AGGRESSIVE ALLOCATION
                                                                                           SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                2008               2007           2006
                                                         -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ 27,450           $ (7,874)       $ 5,302
      Net realized gains (losses)                           (196,525)           117,207         68,153
      Change in unrealized gains (losses) on investments  (2,999,497)           (66,432)       190,262
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from operations                                (3,168,572)            42,901        263,717
                                                         -------------- ------------------ --------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         1,884,708          1,465,391        398,456
      Net transfers (including fixed account)                 69,675          3,168,683      2,731,433
      Policy charges                                        (616,683)          (704,990)      (195,893)
      Transfers for policy benefits and terminations        (368,799)          (134,659)      (309,325)
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets resulting
           from policy transactions                          968,901          3,794,425      2,624,671
                                                         -------------- ------------------ --------------
        Net increase (decrease) in net assets             (2,199,671)         3,837,326      2,888,388
NET ASSETS:
      Beginning of period                                  7,131,044          3,293,718        405,330
                                                         -------------- ------------------ --------------
      End of period.                                     $ 4,931,373        $ 7,131,044    $ 3,293,718
                                                         ============== ================== ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                          MSF FI LARGE CAP                                AMERICAN FUNDS GROWTH
                               SUB-ACCOUNT                                          SUB-ACCOUNT
-------------------------------------------- ----------------------------------------------------
     2008                2007     2006 (a)            2008                2007             2006
------------ ------------------- ----------- ---------------- ------------------- ----------------
   $ (500)             $ (249)      $ (14)       $ 812,139           $ 876,940        $ 774,602
  (12,737)              6,770           3       22,250,027          28,843,084        6,427,374
  (90,232)             (2,362)      1,229     (125,330,285)         (4,084,594)      11,430,058
------------ ------------------- ----------- ---------------- ------------------- ----------------
 (103,469)              4,159       1,218     (102,268,119)         25,635,430       18,632,034
------------ ------------------- ----------- ---------------- ------------------- ----------------
   29,059              37,436      16,267       25,734,828          28,650,107       28,697,849
  (10,999)            153,933      15,303        2,697,565           8,738,159       15,651,054
  (31,453)             13,753        (523)     (13,985,047)        (15,172,729)     (14,638,343)
   21,243             (23,057)          7      (20,245,117)        (23,992,053)     (20,722,283)
------------ ------------------- ----------- ---------------- ------------------- ----------------
    7,850             182,065      31,054       (5,797,771)         (1,776,516)       8,988,277
------------ ------------------- ----------- ---------------- ------------------- ----------------
  (95,619)            186,224      32,272     (108,065,890)         23,858,914       27,620,311
  218,496              32,272          --      235,822,089         211,963,175      184,342,864
------------ ------------------- ----------- ---------------- ------------------- ----------------
$ 122,877           $ 218,496    $ 32,272    $ 127,756,199       $ 235,822,089    $ 211,963,175
============ =================== =========== ================ =================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                             AMERICAN FUNDS GROWTH-INCOME
                                                                                              SUB-ACCOUNT
                                                         ---------------------------------------------------
                                                                 2008             2007               2006
                                                         --------------- ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                        $ 1,545,183      $ 1,556,812        $ 1,343,741
      Net realized gains (losses)                           6,585,983        8,769,713          6,841,328
      Change in unrealized gains (losses) on investments  (58,119,608)      (4,583,687)         7,262,226
                                                         --------------- ---------------- ------------------
        Net increase (decrease) in net assets resulting
           from operations                                (49,988,442)       5,742,838         15,447,295
                                                         --------------- ---------------- ------------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         14,999,619       17,443,560         17,768,146
      Net transfers (including fixed account)               1,043,191        5,598,362          4,502,222
      Policy charges                                       (8,338,234)      (9,265,701)        (8,907,016)
      Transfers for policy benefits and terminations       (9,534,098)      (9,282,924)        (9,406,926)
                                                         --------------- ---------------- ------------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        (1,829,522)       4,493,297          3,956,426
                                                         --------------- ---------------- ------------------
        Net increase (decrease) in net assets             (51,817,964)      10,236,135         19,403,721
NET ASSETS:
      Beginning of period                                 131,971,932      121,735,797        102,332,076
                                                         --------------- ---------------- ------------------
      End of period                                      $ 80,153,968    $ 131,971,932      $ 121,735,797
                                                         =============== ================ ==================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS
                    GLOBAL SMALL CAPITALIZATION                              AMERICAN FUNDS BOND
                                    SUB-ACCOUNT                                      SUB-ACCOUNT
-------------------------------------------------- -----------------------------------------------
        2008               2007            2006           2008              2007        2006 (a)
--------------- ------------------ --------------- -------------- ----------------- --------------
  $ (278,181)       $ 2,038,185         $ 2,449      $ 509,217         $ 573,417          $ 721
   8,515,288         10,524,305       5,934,141       (130,803)           35,969            (45)
 (56,146,086)         1,634,253       6,069,880     (1,316,561)         (437,728)        90,784
--------------- ------------------ --------------- -------------- ----------------- --------------
 (47,908,979)        14,196,743      12,006,470       (938,147)          171,658         91,460
--------------- ------------------ --------------- -------------- ----------------- --------------
   8,917,881          8,861,579       7,460,456      1,467,896           808,464        117,315
   3,558,772         11,221,226       9,669,549        111,131         6,542,599      3,017,940
  (4,667,126)        (5,193,638)     (4,193,256)      (720,430)         (402,838)       (52,979)
  (7,270,865)        (7,731,219)     (5,929,777)      (700,812)         (446,366)       (40,804)
--------------- ------------------ --------------- -------------- ----------------- --------------
     538,662          7,157,948       7,006,972        157,785         6,501,859      3,041,472
--------------- ------------------ --------------- -------------- ----------------- --------------
 (47,370,317)        21,354,691      19,013,442       (780,362)        6,673,517      3,132,932
  87,957,000         66,602,309      47,588,867      9,806,449         3,132,932             --
--------------- ------------------ --------------- -------------- ----------------- --------------
$ 40,586,683       $ 87,957,000    $ 66,602,309    $ 9,026,087       $ 9,806,449    $ 3,132,932
=============== ================== =============== ============== ================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                FIDELITY VIP EQUITY-INCOME
                                                                                               SUB-ACCOUNT
                                                         ----------------------------------------------------
                                                                 2008                2007             2006
                                                         --------------- ------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                        $ 2,278,274         $ 2,019,472      $ 4,515,810
      Net realized gains (losses)                          (3,382,730)         16,379,660       23,250,201
      Change in unrealized gains (losses) on investments  (63,561,281)        (16,083,412)       1,879,953
                                                         --------------- ------------------- ----------------
        Net increase (decrease) in net assets resulting
           from operations                                (64,665,737)          2,315,720       29,645,964
                                                         --------------- ------------------- ----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         11,209,202          12,978,363       14,033,200
      Net transfers (including fixed account)              (4,090,826)           (793,715)         441,501
      Policy charges                                       (6,978,124)         (8,472,918)      (8,899,177)
      Transfers for policy benefits and terminations      (14,923,024)        (20,802,918)     (19,760,305)
                                                         --------------- ------------------- ----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                       (14,782,772)        (17,091,188)     (14,184,781)
                                                         --------------- ------------------- ----------------
        Net increase (decrease) in net assets             (79,448,509)        (14,775,468)      15,461,183
NET ASSETS:
      Beginning of period                                 160,705,816         175,481,284      160,020,101
                                                         --------------- ------------------- ----------------
      End of period.                                     $ 81,257,307       $ 160,705,816    $ 175,481,284
                                                         =============== =================== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MIST T. ROWE PRICE MID CAP GROWTH                            MIST PIMCO TOTAL RETURN
                                   SUB-ACCOUNT                                        SUB-ACCOUNT
------------------------------------------------- --------------------------------------------------
        2008            2007              2006            2008               2007            2006
--------------- --------------- ----------------- --------------- ------------------ ---------------
   $ (76,922)      $ (46,331)        $ (87,596)    $ 2,204,833        $ 1,740,667     $ 1,010,224
   2,130,651       2,783,457         1,298,793       1,515,054             35,653          22,035
 (12,799,749)        895,981           (53,103)     (3,610,480)         2,098,892       1,194,931
--------------- --------------- ----------------- --------------- ------------------ ---------------
 (10,746,020)      3,633,107         1,158,094         109,407          3,875,212       2,227,190
--------------- --------------- ----------------- --------------- ------------------ ---------------
   2,658,331       2,616,266         2,412,145       7,515,531          7,798,188       8,332,214
   2,457,487       2,286,635         4,082,277       9,342,712          8,797,608       2,272,536
  (1,486,566)     (1,482,925)       (1,255,222)     (4,420,164)        (3,609,937)     (3,823,317)
  (2,293,992)     (3,414,682)       (2,153,114)     (6,284,542)        (4,627,274)     (4,390,572)
--------------- --------------- ----------------- --------------- ------------------ ---------------
   1,335,260           5,294         3,086,086       6,153,537          8,358,585       2,390,861
--------------- --------------- ----------------- --------------- ------------------ ---------------
  (9,410,760)      3,638,401         4,244,180       6,262,944         12,233,797       4,618,051
  25,194,308      21,555,907        17,311,727      58,359,575         46,125,778      41,507,727
--------------- --------------- ----------------- --------------- ------------------ ---------------
$ 15,783,548    $ 25,194,308      $ 21,555,907    $ 64,622,519       $ 58,359,575    $ 46,125,778
=============== =============== ================= =============== ================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                                  MIST RCM TECHNOLOGY
                                                                                          SUB-ACCOUNT
                                                         -----------------------------------------------
                                                                2008              2007           2006
                                                         -------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                         $ 737,704         $ (18,206)     $ (14,830)
      Net realized gains (losses)                          1,145,060           653,761         28,396
      Change in unrealized gains (losses) on investments  (5,060,257)          595,431        157,821
                                                         -------------- ----------------- --------------
        Net increase (decrease) in net assets resulting
           from operations                                (3,177,493)        1,230,986        171,387
                                                         -------------- ----------------- --------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners           848,033           748,864        728,617
      Net transfers (including fixed account)              1,587,222           992,668        (66,416)
      Policy charges                                        (457,352)         (337,837)      (403,463)
      Transfers for policy benefits and terminations        (643,118)         (502,954)      (323,852)
                                                         -------------- ----------------- --------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        1,334,785           900,741        (65,114)
                                                         -------------- ----------------- --------------
        Net increase (decrease) in net assets             (1,842,708)        2,131,727        106,273
NET ASSETS:
      Beginning of period                                  5,928,264         3,796,537      3,690,264
                                                         -------------- ----------------- --------------
      End of period                                      $ 4,085,556       $ 5,928,264    $ 3,796,537
                                                         ============== ================= ==============

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                         MIST LAZARD MID CAP                  MIST MET/AIM SMALL CAP GROWTH
                                 SUB-ACCOUNT                                    SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------
       2008              2007           2006           2008           2007             2006
-------------- ----------------- -------------- -------------- -------------- ----------------
   $ 61,700          $ 16,121        $ 4,026      $ (16,506)     $ (19,748)       $ (19,305)
    (57,776)          822,680        766,175        197,427        337,064          774,927
 (3,177,298)       (1,252,571)        60,580     (2,172,723)       171,391         (225,798)
-------------- ----------------- -------------- -------------- -------------- ----------------
 (3,173,374)         (413,770)       830,781     (1,991,802)       488,707          529,824
-------------- ----------------- -------------- -------------- -------------- ----------------
  1,028,490         1,061,073        929,653        553,965        583,986          583,612
   (298,462)        2,487,040        331,990        (34,707)       309,844          703,361
   (455,388)         (568,318)      (484,415)      (312,584)      (339,442)        (322,915)
   (754,985)         (797,916)      (848,430)      (431,652)      (452,322)        (645,337)
-------------- ----------------- -------------- -------------- -------------- ----------------
   (480,345)        2,181,879        (71,202)      (224,978)       102,066          318,721
-------------- ----------------- -------------- -------------- -------------- ----------------
 (3,653,719)        1,768,109        759,579     (2,216,780)       590,773          848,545
  8,530,473         6,762,364      6,002,785      5,139,211      4,548,438        3,699,893
-------------- ----------------- -------------- -------------- -------------- ----------------
$ 4,876,754       $ 8,530,473    $ 6,762,364    $ 2,922,431    $ 5,139,211      $ 4,548,438
============== ================= ============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                      MIST HARRIS OAKMARK INTERNATIONAL
                                                                                            SUB-ACCOUNT
                                                         -------------------------------------------------
                                                                 2008            2007              2006
                                                         --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ 670,394       $ 291,196         $ 800,904
      Net realized gains (losses)                           4,175,267       7,874,782         3,481,066
      Change in unrealized gains (losses) on investments  (25,488,640)     (9,052,128)        5,394,065
                                                         --------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from operations                                (20,642,979)       (886,150)        9,676,035
                                                         --------------- --------------- -----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners          5,616,116       6,699,487         4,761,695
      Net transfers (including fixed account)              (4,931,984)     10,245,789        12,282,382
      Policy charges                                       (2,752,437)     (3,258,769)       (2,448,674)
      Transfers for policy benefits and terminations       (4,129,365)     (7,228,755)       (2,869,569)
                                                         --------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                        (6,197,670)      6,457,752        11,725,834
                                                         --------------- --------------- -----------------
        Net increase (decrease) in net assets             (26,840,649)      5,571,602        21,401,869
NET ASSETS:
      Beginning of period                                  55,058,740      49,487,138        28,085,269
                                                         --------------- --------------- -----------------
      End of period                                      $ 28,218,091    $ 55,058,740      $ 49,487,138
                                                         =============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                           MIST
          LEGG MASON PARTNERS AGGRESSIVE GROWTH                   MIST CLARION GLOBAL REAL ESTATE
                                    SUB-ACCOUNT                                       SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
       2008           2007                 2006            2008            2007              2006
-------------- -------------- -------------------- --------------- --------------- -----------------
   $ (9,732)      $ (6,309)           $ (15,055)      $ 328,129       $ 187,965         $ 107,281
   (118,012)       325,991              487,789         557,852       3,618,254         1,721,280
 (1,008,306)      (250,410)            (542,275)    (10,483,737)     (8,438,976)        3,634,132
-------------- -------------- -------------------- --------------- --------------- -----------------
 (1,136,050)        69,272              (69,541)     (9,597,756)     (4,632,757)        5,462,693
-------------- -------------- -------------------- --------------- --------------- -----------------
    431,946        494,859              524,835       3,827,534       4,350,769         2,775,441
     86,137       (140,512)            (345,649)        (44,314)      4,217,420         8,893,675
   (159,490)      (228,414)            (256,951)     (1,955,257)     (2,374,752)       (1,528,756)
   (318,548)      (272,791)            (305,655)     (2,390,982)     (2,790,791)       (1,499,224)
-------------- -------------- -------------------- --------------- --------------- -----------------
     40,045       (146,858)            (383,420)       (563,019)      3,402,646         8,641,136
-------------- -------------- -------------------- --------------- --------------- -----------------
 (1,096,005)       (77,586)            (452,961)    (10,160,775)     (1,230,111)       14,103,829
  2,810,910      2,888,496            3,341,457      23,578,148      24,808,259        10,704,430
-------------- -------------- -------------------- --------------- --------------- -----------------
$ 1,714,905    $ 2,810,910          $ 2,888,496    $ 13,417,373    $ 23,578,148      $ 24,808,259
============== ============== ==================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                       MIST MFS RESEARCH INTERNATIONAL
                                                                                           SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                 2008            2007             2006
                                                         --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                          $ (74,869)      $ 177,471         $ 80,639
      Net realized gains (losses)                          (1,197,336)      2,551,425          910,772
      Change in unrealized gains (losses) on investments  (68,263,188)       (534,417)         533,798
                                                         --------------- --------------- ----------------
        Net increase (decrease) in net assets resulting
           from operations                                (69,535,393)      2,194,479        1,525,209
                                                         --------------- --------------- ----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners          9,096,752       1,971,165          849,738
      Net transfers (including fixed account)             153,726,724       9,894,185        5,383,217
      Policy charges                                       (6,426,159)       (974,849)        (466,966)
      Transfers for policy benefits and terminations      (12,521,632)     (1,510,679)        (789,611)
                                                         --------------- --------------- ----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                       143,875,685       9,379,822        4,976,378
                                                         --------------- --------------- ----------------
        Net increase (decrease) in net assets              74,340,292      11,574,301        6,501,587
NET ASSETS:
      Beginning of period                                  22,084,791      10,510,490        4,008,903
                                                         --------------- --------------- ----------------
      End of period                                      $ 96,425,083    $ 22,084,791     $ 10,510,490
                                                         =============== =============== ================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LORD ABBETT BOND DEBENTURE     MIST OPPENHEIMER CAPITAL APPRECIATION
                                   SUB-ACCOUNT                               SUB-ACCOUNT
------------------------------------------------- -----------------------------------------
        2008            2007              2006         2008           2007          2006
--------------- --------------- ----------------- ------------ -------------- -------------
 $ 1,403,514     $ 1,899,525       $ 2,253,463     $ 29,640       $ (1,897)       $ (443)
      85,386         241,985           (42,854)      94,422         64,295         2,535
  (8,532,743)        237,120           840,461     (620,791)       (22,990)       16,452
--------------- --------------- ----------------- ------------ -------------- -------------
  (7,043,843)      2,378,630         3,051,070     (496,729)        39,408        18,544
--------------- --------------- ----------------- ------------ -------------- -------------
   4,245,887       5,048,438         5,015,300      158,612         96,097        46,379
    (689,222)      1,930,430           759,926      205,857        583,595       157,892
  (3,049,316)     (3,094,670)       (3,014,141)     (58,204)       (51,485)      (29,478)
  (3,670,788)     (3,801,319)       (3,269,583)    (120,860)      (100,436)       (7,347)
--------------- --------------- ----------------- ------------ -------------- -------------
  (3,163,439)         82,879          (508,498)     185,405        527,771       167,446
--------------- --------------- ----------------- ------------ -------------- -------------
 (10,207,282)      2,461,509         2,542,572     (311,324)       567,179       185,990
  39,360,830      36,899,321        34,356,749      900,150        332,971       146,981
--------------- --------------- ----------------- ------------ -------------- -------------
$ 29,153,548    $ 39,360,830      $ 36,899,321    $ 588,826      $ 900,150     $ 332,971
=============== =============== ================= ============ ============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                            MIST SSGA GROWTH ETF
                                                                                     SUB-ACCOUNT
                                                         -----------------------------------------
                                                              2008             2007     2006 (a)
                                                         ------------ ---------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                         $ 9,847         $ (2,198)      $ 904
      Net realized gains (losses)                          (85,755)           5,211         230
      Change in unrealized gains (losses) on investments  (157,789)          12,959         663
                                                         ------------ ---------------- -----------
        Net increase (decrease) in net assets resulting
           from operations                                (233,697)          15,972       1,797
                                                         ------------ ---------------- -----------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         112,343           59,076       2,223
      Net transfers (including fixed account)               89,065          752,504      88,638
      Policy charges                                       (58,139)         (62,899)     (1,942)
      Transfers for policy benefits and terminations      (190,748)         (38,167)          4
                                                         ------------ ---------------- -----------
        Net increase (decrease) in net assets resulting
           from policy transactions                        (47,479)         710,514      88,923
                                                         ------------ ---------------- -----------
        Net increase (decrease) in net assets             (281,176)         726,486      90,720
NET ASSETS:
      Beginning of period                                  817,206           90,720          --
                                                         ------------ ---------------- -----------
      End of period                                      $ 536,030        $ 817,206    $ 90,720
                                                         ============ ================ ===========

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

        MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                            SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------ ----------------------------------------------
     2008           2007        2006 (a)          2008           2007          2006 (a)
------------ -------------- -------------- -------------- -------------- ----------------
 $ 12,507         $ (401)         $ 517      $ 166,049        $ 4,117           $ (304)
  (99,156)         2,313             57       (146,218)         6,584            3,457
 (152,331)         3,249            261       (887,227)        60,630             (646)
------------ -------------- -------------- -------------- -------------- ----------------
 (238,980)         5,161            835       (867,396)        71,331            2,507
------------ -------------- -------------- -------------- -------------- ----------------
   98,174         30,553            416        668,093         81,110            7,566
  138,560        492,703         38,659      7,471,629      1,418,711          180,926
  (27,773)       (25,861)        (1,198)      (348,053)       (29,715)          (3,063)
  (47,115)        (1,133)             2     (1,143,906)      (125,721)         (23,778)
------------ -------------- -------------- -------------- -------------- ----------------
  161,846        496,262         37,879      6,647,763      1,344,385          161,651
------------ -------------- -------------- -------------- -------------- ----------------
  (77,134)       501,423         38,714      5,780,367      1,415,716          164,158
  540,137         38,714             --      1,579,874        164,158               --
------------ -------------- -------------- -------------- -------------- ----------------
$ 463,003      $ 540,137       $ 38,714    $ 7,360,241    $ 1,579,874        $ 164,158
============ ============== ============== ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008, 2007, AND 2006

                                                                           MIST LEGG MASON VALUE EQUITY
                                                                                            SUB-ACCOUNT
                                                         ------------------------------------------------
                                                                2008            2007           2006 (a)
                                                         -------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income (loss)                         $ (17,021)      $ (89,882)        $ (35,516)
      Net realized gains (losses)                           (426,940)        184,870           322,585
      Change in unrealized gains (losses) on investments  (7,398,268)     (1,096,137)          915,746
                                                         -------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from operations                                (7,842,229)     (1,001,149)        1,202,815
                                                         -------------- --------------- -----------------
POLICY TRANSACTIONS:
      Premium payments received from policy owners         1,535,299       1,876,712         1,374,783
      Net transfers (including fixed account)               (435,099)       (289,314)       16,626,658
      Policy charges                                        (725,186)     (1,170,952)       (1,009,352)
      Transfers for policy benefits and terminations      (1,505,276)     (1,438,828)       (1,039,287)
                                                         -------------- --------------- -----------------
        Net increase (decrease) in net assets resulting
           from policy transactions                       (1,130,262)     (1,022,382)       15,952,802
                                                         -------------- --------------- -----------------
        Net increase (decrease) in net assets             (8,972,491)     (2,023,531)       17,155,617
NET ASSETS:
      Beginning of period                                 15,132,086      17,155,617                --
                                                         -------------- --------------- -----------------
      End of period                                      $ 6,159,595    $ 15,132,086      $ 17,155,617
                                                         ============== =============== =================

(a) For the period May 1, 2006 to December 31, 2006.

(b) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST BLACKROCK
               LARGE CAP CORE                MIST JANUS FORTY
                  SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------- -------------------------------
       2008          2007 (b)          2008          2007 (b)
-------------- ---------------- -------------- ----------------
    $ 9,872         $ (2,290)     $ 399,193         $ (5,703)
    (61,099)           1,835       (275,580)          32,447
   (802,205)          17,789     (5,405,174)         325,311
-------------- ---------------- -------------- ----------------
   (853,432)          17,334     (5,281,561)         352,055
-------------- ---------------- -------------- ----------------
    286,979          261,566      1,159,391           64,358
    290,541        2,139,773      9,116,185        4,029,930
   (119,003)        (195,732)      (574,801)         (53,982)
   (177,002)        (163,530)      (928,859)         (35,610)
-------------- ---------------- -------------- ----------------
    281,515        2,042,077      8,771,916        4,004,696
-------------- ---------------- -------------- ----------------
   (571,917)       2,059,411      3,490,355        4,356,751
  2,059,411               --      4,356,751               --
-------------- ---------------- -------------- ----------------
$ 1,487,494      $ 2,059,411    $ 7,847,106      $ 4,356,751
============== ================ ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Met Investors Series Trust ("MIST")*

*See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts were available for investment as of December 31, 2008:

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Harris Oakmark Focused Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF FI Mid Cap Opportunities Sub-Account
MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Julius Baer International Stock Sub-Account
MSF BlackRock Strategic Value Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Lehman Brothers Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Franklin Templeton Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
MSF FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Met/AIM Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason Partners Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account

The following Sub-Account ceased operation during the year ended December 31, 2008:

Fidelity VIP Overseas Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

FI International Stock Portfolio
Harris Oakmark Large Cap Value Portfolio
Neuberger Berman Real Estate Portfolio
Cyclical Growth ETF Portfolio
Cyclical Growth and Income ETF Portfolio

NEW NAME

Julius Baer International Stock Portfolio
MFS Value Portfolio
Clarion Global Real Estate Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

SUBSTITUTION:

OLD NAME

FIDELITY VIP Overseas Portfolio

NEW NAME

MFS Research International Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series, or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets. Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Sub-Accounts.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2008:

Mortality and Expense Risk 0.20% - 0.90%
                           ===============

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the Mortality and Expense Risk charge which ranges from .10% to .90% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLS, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                                  SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                              ---------- ------------ ------------- --------------
MSF Zenith Equity Sub-Account                                  1,344,461  545,585,124    27,559,696     73,620,312
MSF BlackRock Bond Income Sub-Account                          1,066,788  116,636,917     9,938,797     17,474,551
MSF BlackRock Money Market Sub-Account                         2,745,712  274,571,130    74,952,479     62,876,090
MSF MFS Total Return Sub-Account                                 837,331  114,079,315    18,238,634     17,373,472
MSF Harris Oakmark Focused Value Sub-Account                     701,113  145,338,877    17,544,372     20,338,037
MSF FI Value Leaders Sub-Account                                 406,824   68,485,306    10,151,686      9,386,397
MSF Loomis Sayles Small Cap Sub-Account                          756,288  148,571,247    28,732,608     18,763,253
MSF Davis Venture Value Sub-Account                            9,859,782  252,669,174    17,223,400     37,602,190
MSF BlackRock Legacy Large Cap Growth Sub-Account              7,671,541  153,504,289     7,004,111     24,649,726
MSF Western Asset Management U.S. Government Sub-Account .       682,440    8,294,950     2,936,650      3,055,727
MSF Western Asset Management Strategic Bond
  Opportunities Sub-Account                                    1,164,404   14,447,298     2,375,156      2,815,199
MSF FI Mid Cap Opportunities Sub-Account                       1,457,786   21,213,177     2,050,006      4,849,047
MSF Jennison Growth Sub-Account                                  580,071    6,444,869     1,366,682      1,426,282
MSF Russell 2000 Index Sub-Account                             1,905,585   25,505,886     4,603,504      4,657,854
MSF Julius Baer International Stock Sub-Account                3,345,947   36,230,996     8,750,379      5,127,044
MSF BlackRock Strategic Value Sub-Account                      3,960,607   62,792,545     7,185,726      9,799,123
MSF MetLife Stock Index Sub-Account                            5,709,953  173,470,063    18,095,889     26,313,374
MSF Lehman Brothers Aggregate Bond Index Sub-Account           2,569,229   27,468,149     5,929,953      6,714,319
MSF Morgan Stanley EAFE Index Sub-Account                      1,409,005   18,948,273     5,094,666      3,202,115
MSF MetLife Mid Cap Stock Index Sub-Account                    1,436,487   19,287,695     5,751,285      3,985,880
MSF Franklin Templeton Small Cap Growth Sub-Account              619,820    6,089,160     1,262,314      1,753,990
MSF BlackRock Large Cap Value Sub-Account                      1,029,281   12,924,048     3,891,609      2,203,310
MSF Neuberger Berman Mid Cap Value Sub-Account                 1,819,469   36,245,294     4,073,921      5,295,385
MSF MFS Value Sub-Account                                        910,173   11,618,674    16,086,010     13,549,888
MSF T. Rowe Price Large Cap Growth Sub-Account                   579,225    8,204,305     2,887,286      1,603,818
MSF T. Rowe Price Small Cap Growth Sub-Account                   328,587    4,782,660     2,982,429      1,693,666
MSF Oppenheimer Global Equity Sub-Account                        450,345    7,056,651     2,974,180      1,746,112
MSF BlackRock Aggressive Growth Sub-Account                      106,112    2,654,289     1,326,462        562,724
MSF BlackRock Diversified Sub-Account                            199,191    3,288,479       624,988        576,309
MSF MetLife Conservative Allocation Sub-Account                  388,757    4,119,120     2,925,383        782,744
MSF MetLife Conservative to Moderate Allocation Sub-Account .    493,207    5,193,736     3,222,663      1,219,685
MSF MetLife Moderate Allocation Sub-Account                    3,094,531   33,794,747    13,423,989      7,491,238
MSF MetLife Moderate to Aggressive Allocation Sub-Account .    4,735,464   53,916,599    25,855,219      9,813,241
MSF MetLife Aggressive Allocation Sub-Account                    676,965    7,811,580     2,820,505      1,748,117
MSF FI Large Cap Sub-Account                                      15,708      218,445        69,385         65,495
American Funds Growth Sub-Account                              3,841,086  198,091,344    36,383,358     20,587,673
American Funds Growth-Income Sub-Account                       3,325,353  117,962,782    17,596,083     11,165,625
American Funds Global Small Capitalization Sub-Account         3,679,612   75,790,548    18,234,604      8,886,199
American Funds Bond Sub-Account                                  965,133   10,706,806     3,069,298      2,483,105
Fidelity VIP Equity-Income Sub-Account                         6,165,894  140,123,593     6,502,588     19,551,572
MIST T. Rowe Price Mid Cap Growth Sub-Account                  2,981,540   24,892,805     6,982,133      3,232,967
MIST PIMCO Total Return Sub-Account                            5,574,779   64,992,688    16,091,057      6,496,651
MIST RCM Technology Sub-Account                                1,703,307    8,096,369     4,796,147      1,240,236
MIST Lazard Mid Cap Sub-Account                                  705,929    9,190,594     1,791,000      1,735,256
MIST Met/AIM Small Cap Growth Sub-Account                        351,115    4,678,371     1,165,181      1,082,955
MIST Harris Oakmark International Sub-Account                  3,294,911   53,258,161    11,263,098      9,895,301
MIST Legg Mason Partners Aggressive Growth Sub-Account           377,217    2,902,519       516,216        524,848
MIST Clarion Global Real Estate Sub-Account                    1,812,884   27,653,372     5,480,541      3,990,043
MIST MFS Research International Sub-Account                   13,025,480  164,499,015   158,661,158     12,639,992
MIST Lord Abbett Bond Debenture Sub-Account                    2,997,414   36,620,071     4,470,172      5,924,094
MIST Oppenheimer Capital Appreciation Sub-Account                150,535    1,218,656       916,635        489,011
MIST SSgA Growth ETF Sub-Account                                  69,133      684,094       646,377        703,395
MIST SSgA Growth and Income ETF Sub-Account                       56,319      626,973     2,015,675      1,826,405
MIST PIMCO Inflation Protected Bond Sub-Account                  749,486    8,194,694     8,306,846      1,499,835
MIST Legg Mason Value Equity Sub-Account                       1,342,832   13,742,259     1,524,686      2,330,771
MIST BlackRock Large Cap Core Sub-Account                        225,298    2,287,155       906,828        576,690
MIST Janus Forty Sub-Account                                     173,786   12,938,479    11,661,066      2,322,089

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2008. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                  AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------- ---------------------------------------------------
                                                                    INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                           INCOME        LOWEST TO         LOWEST TO
                                                     NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                  ----------------- ------------- ---------------- --------------------
MSF Zenith Equity Sub-Account                2008       376,112,791          2.70      0.20 - 0.90  (39.08) - (38.52)
                                             2007       688,309,329          0.76      0.20 - 0.90       4.31 - 5.26
                                             2006       734,057,930          0.53      0.00 - 0.90       7.31 - 8.28
                                             2005       760,537,208          0.90      0.00 - 0.90      9.17 - 10.15
                                             2004       768,360,185          0.45      0.00 - 0.90     10.00 - 11.00
MSF BlackRock Bond Income Sub-Account        2008       109,299,291          5.22      0.20 - 0.90    (4.30) - (3.43)
                                             2007       126,621,372          3.31      0.20 - 0.90       5.34 - 6.29
                                             2006       135,026,897          5.70      0.00 - 0.90       3.48 - 4.41
                                             2005       136,600,474          4.03      0.00 - 0.90       1.50 - 2.41
                                             2004       142,656,258          4.05      0.00 - 0.90       3.49 - 4.43
MSF BlackRock Money Market Sub-Account       2008       274,303,548          2.80      0.20 - 0.90       1.97 - 2.89
                                             2007       261,581,445          4.94      0.20 - 0.90       4.09 - 5.04
                                             2006        98,569,401          4.66      0.00 - 0.90       3.88 - 4.81
                                             2005        92,247,000          2.73      0.00 - 0.90       1.97 - 2.89
                                             2004        91,102,430          0.94      0.00 - 0.90       0.08 - 0.99
MSF MFS Total Return Sub-Account             2008        90,118,925          3.64      0.20 - 0.90  (22.85) - (22.15)
                                             2007       128,431,968          2.19      0.20 - 0.90       3.44 - 4.38
                                             2006       135,222,422          3.59      0.00 - 0.90     11.21 - 12.21
                                             2005       129,599,852          1.78      0.00 - 0.90       2.20 - 3.12
                                             2004       131,220,506          2.34      0.00 - 0.90     10.25 - 11.25
MSF Harris Oakmark Focused Value Sub-Account 2008        74,291,633          0.39      0.20 - 0.90  (46.49) - (46.00)
                                             2007       157,882,498          0.57      0.20 - 0.90    (7.68) - (6.84)
                                             2006       193,589,963          0.31      0.00 - 0.90     11.45 - 12.45
                                             2005       191,375,939          0.04      0.00 - 0.90       9.00 - 9.98
                                             2004       182,473,887          0.04      0.00 - 0.90       8.51 - 9.93
MSF FI Value Leaders Sub-Account             2008        43,315,187          1.95      0.20 - 0.90  (38.95) - (38.50)
                                             2007        78,919,923          0.96      0.20 - 0.90       3.26 - 4.20
                                             2006        86,759,521          1.12      0.00 - 0.90     10.93 - 11.93
                                             2005        83,598,030          1.13      0.00 - 0.90      9.71 - 10.69
                                             2004        80,689,137          1.25      0.00 - 0.90     12.71 - 13.73
MSF Loomis Sayles Small Cap Sub-Account      2008       101,934,163            --      0.20 - 0.90  (36.47) - (35.89)
                                             2007       174,428,227          0.08      0.20 - 0.90     10.89 - 11.90
                                             2006       171,548,147            --      0.00 - 0.90     15.64 - 16.68
                                             2005       157,114,039            --      0.00 - 0.90       6.00 - 6.96
                                             2004       157,718,819            --      0.00 - 0.90     15.31 - 16.35
MSF Davis Venture Value Sub-Account          2008       214,256,548          1.37      0.20 - 0.90  (39.89) - (39.35)
                                             2007       383,166,627          0.80      0.20 - 0.90       3.64 - 4.58
                                             2006       391,428,706          0.83      0.00 - 0.90     13.56 - 14.58
                                             2005       357,153,939          0.69      0.00 - 0.90      9.31 - 10.30
                                             2004       335,586,136          0.58      0.00 - 0.90     11.36 - 12.37

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MSF BlackRock Legacy Large Cap Growth           2008       129,720,981          0.45      0.20 - 0.90  (37.08) - (36.51)
  Sub-Account                                   2007       224,783,521          0.20      0.20 - 0.90     17.65 - 18.72
                                                2006       210,532,191          0.12      0.00 - 0.90       3.20 - 4.13
                                                2005       222,568,551          0.41      0.00 - 0.90       6.05 - 7.00
                                                2004       228,840,525            --      0.00 - 0.90       7.84 - 8.81
MSF Western Asset Management U.S.               2008         8,118,034          4.39      0.20 - 0.90    (1.26) - (0.36)
  Government Sub-Account                        2007         8,555,333          1.62      0.20 - 0.90       3.41 - 4.35
                                                2006        23,111,882          1.96      0.00 - 0.90       3.23 - 4.16
                                                2005         5,988,976          1.41      0.00 - 0.90       0.81 - 1.72
                                                2004         1,515,940          0.86      0.00 - 0.90       2.08 - 3.01
MSF Western Asset Management Strategic          2008        12,005,795          4.12      0.20 - 0.90  (15.78) - (15.01)
  Bond Opportunities Sub-Account                2007        15,153,416          2.75      0.20 - 0.90       3.10 - 4.03
                                                2006        13,995,776          5.01      0.00 - 0.90       4.12 - 5.06
                                                2005         9,512,958          2.35      0.00 - 0.90       1.91 - 2.83
                                                2004         3,884,941          1.79      0.00 - 0.90       5.65 - 6.61
MSF FI Mid Cap Opportunities Sub-Account        2008        13,727,741          0.42      0.20 - 0.90  (55.69) - (55.28)
                                                2007        33,745,831          0.13      0.20 - 0.90       7.36 - 8.33
                                                2006        33,000,999          0.01      0.00 - 0.90     10.85 - 11.85
                                                2005        31,907,921          0.00      0.00 - 0.90       5.96 - 6.92
                                                2004        33,474,401          0.52      0.00 - 0.90     16.14 - 17.19
MSF Jennison Growth Sub-Account                 2008         4,512,970          2.48      0.20 - 0.90  (37.00) - (36.43)
  (Commenced 5/1/2005)                          2007         7,939,226          0.43      0.20 - 0.90     10.67 - 11.67
                                                2006         7,744,244            --      0.00 - 0.90       1.84 - 2.76
                                                2005         8,101,181            --      0.00 - 0.90     20.77 - 21.49
MSF Russell 2000 Index Sub-Account              2008        16,940,477          1.27      0.20 - 0.90  (34.10) - (33.50)
                                                2007        27,058,478          0.93      0.20 - 0.90    (2.40) - (1.51)
                                                2006        27,456,436          0.86      0.00 - 0.90     16.91 - 17.96
                                                2005        24,753,651          0.78      0.00 - 0.90       3.57 - 4.50
                                                2004        21,567,654          0.45      0.00 - 0.90     16.71 - 17.77
MSF Julius Baer International Stock Sub-Account 2008        26,094,744          3.17      0.20 - 0.90  (44.63) - (44.13)
                                                2007        49,449,098          1.07      0.20 - 0.90      9.34 - 10.33
                                                2006        49,321,383          1.49      0.00 - 0.90     15.45 - 16.49
                                                2005        48,315,947          0.63      0.00 - 0.90     16.95 - 18.00
                                                2004        40,124,885          1.28      0.00 - 0.90     17.13 - 18.19
MSF BlackRock Strategic Value Sub-Account       2008        33,591,081          0.55      0.20 - 0.90  (38.96) - (38.40)
                                                2007        63,338,831          0.31      0.20 - 0.90    (4.32) - (3.45)
                                                2006        73,818,143          0.31      0.00 - 0.90     15.69 - 16.73
                                                2005        70,237,347            --      0.00 - 0.90       3.22 - 4.15
                                                2004        73,418,898            --      0.00 - 0.90     11.97 - 14.31
MSF MetLife Stock Index Sub-Account             2008       125,584,560          1.97      0.20 - 0.90  (37.67) - (37.10)
                                                2007       221,661,531          1.05      0.20 - 0.90       4.29 - 5.23
                                                2006       229,081,898          2.00      0.00 - 0.90     14.43 - 15.46
                                                2005       213,385,168          1.60      0.00 - 0.90       3.70 - 4.64
                                                2004       215,225,966          0.85      0.00 - 0.90      9.54 - 10.53

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                    ----------------- ---------------------------------------------------
                                                                      INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                             INCOME        LOWEST TO         LOWEST TO
                                                       NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                    ----------------- ------------- ---------------- --------------------
MSF Lehman Brothers Aggregate Bond Index       2008        28,481,153          4.55      0.20 - 0.90       5.04 - 5.99
  Sub-Account                                  2007        28,756,872          4.78      0.20 - 0.90       5.91 - 6.87
                                               2006        29,998,745          4.36      0.00 - 0.90       3.19 - 4.12
                                               2005        29,833,679          3.98      0.00 - 0.90       1.15 - 2.06
                                               2004        28,363,978          3.15      0.00 - 0.90       3.16 - 4.10
MSF Morgan Stanley EAFE Index Sub-Account      2008        13,171,852          2.94      0.20 - 0.90  (42.60) - (42.08)
                                               2007        22,127,994          1.95      0.20 - 0.90      9.82 - 10.82
                                               2006        18,004,926          1.70      0.00 - 0.90     24.60 - 25.72
                                               2005        13,270,424          1.55      0.00 - 0.90     12.23 - 13.24
                                               2004         9,807,460          0.68      0.00 - 0.90     18.57 - 19.64
MSF MetLife Mid Cap Stock Index Sub-Account    2008        12,417,112          1.42      0.20 - 0.90  (36.75) - (36.17)
                                               2007        19,029,722          0.76      0.20 - 0.90       6.81 - 7.78
                                               2006        17,068,454          1.22      0.00 - 0.90      9.11 - 10.10
                                               2005        14,077,266          0.74      0.00 - 0.90     11.27 - 12.27
                                               2004        10,738,248          0.47      0.00 - 0.90     15.00 - 16.05
MSF Franklin Templeton Small Cap Growth        2008         3,508,118            --      0.20 - 0.90  (41.70) - (41.17)
  Sub-Account                                  2007         7,074,259            --      0.20 - 0.90       3.60 - 4.54
                                               2006         7,303,723            --      0.00 - 0.90      9.03 - 10.01
                                               2005         6,719,469            --      0.00 - 0.90       3.72 - 4.65
                                               2004         5,395,016            --      0.00 - 0.90     10.41 - 11.41
MSF BlackRock Large Cap Value Sub-Account      2008         8,896,096          0.83      0.20 - 0.90  (35.48) - (34.90)
                                               2007        11,919,419          0.93      0.20 - 0.90       2.46 - 3.39
                                               2006         8,839,326          1.20      0.00 - 0.90     18.26 - 19.32
                                               2005         5,225,941          0.94      0.00 - 0.90       5.04 - 5.98
                                               2004         3,753,609            --      0.00 - 0.90     12.38 - 13.40
MSF Neuberger Berman Mid Cap Value Sub-Account 2008        20,009,802          0.86      0.20 - 0.90  (47.82) - (47.34)
                                               2007        39,717,343          0.55      0.20 - 0.90       2.52 - 3.45
                                               2006        38,343,907          0.50      0.00 - 0.90     10.46 - 11.45
                                               2005        32,943,567          0.26      0.00 - 0.90     11.26 - 12.27
                                               2004        18,749,429          0.23      0.00 - 0.90     21.80 - 22.91
MSF MFS Value Sub-Account                      2008         8,439,584          1.91      0.20 - 0.90  (34.06) - (33.46)
                                               2007        12,298,691          0.79      0.20 - 0.90    (4.66) - (3.79)
                                               2006        13,615,792          0.80      0.00 - 0.90     17.06 - 18.11
                                               2005        13,328,806          0.73      0.00 - 0.90    (2.26) - (1.38)
                                               2004         9,516,425          0.47      0.00 - 0.90     10.42 - 11.42
MSF T. Rowe Price Large Cap Growth Sub-Account 2008         5,244,491          0.58      0.20 - 0.90  (42.41) - (41.88)
  (Commenced 5/3/2004)                         2007         7,948,169          0.42      0.20 - 0.90       8.40 - 9.39
                                               2006         5,704,830          0.42      0.00 - 0.90     12.23 - 13.24
                                               2005         6,065,326          0.67      0.00 - 0.90       5.64 - 6.59
                                               2004           766,546            --      0.00 - 0.90       8.94 - 9.93
MSF T. Rowe Price Small Cap Growth Sub-Account 2008         2,962,465            --      0.20 - 0.90  (36.77) - (36.19)
  (Commenced 5/3/2004)                         2007         4,225,349            --      0.20 - 0.90       8.87 - 9.86
                                               2006         4,128,650            --      0.00 - 0.90       2.97 - 3.90
                                               2005         2,248,854            --      0.00 - 0.90     10.01 - 11.01
                                               2004           516,111            --      0.00 - 0.90     10.09 - 11.08

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                     ----------------- ---------------------------------------------------
                                                                       INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                              INCOME        LOWEST TO         LOWEST TO
                                                        NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                     ----------------- ------------- ---------------- --------------------
MSF Oppenheimer Global Equity Sub-Account       2008         4,452,138          2.22      0.20 - 0.90  (40.90) - (40.37)
                                                2007         6,383,391          1.08      0.20 - 0.90       5.53 - 6.49
                                                2006         5,131,307          2.33      0.00 - 0.90     15.55 - 16.59
                                                2005         2,435,641          0.37      0.00 - 0.90     15.18 - 16.22
                                                2004           131,591            --      0.00 - 0.90     15.37 - 16.42
MSF BlackRock Aggressive Growth Sub-Account     2008         1,657,805            --      0.20 - 0.90  (46.21) - (45.73)
  (Commenced 5/3/2004)                          2007         2,233,228            --      0.20 - 0.90     19.49 - 20.58
                                                2006         1,262,834            --      0.00 - 0.90       5.77 - 6.73
                                                2005           778,161            --      0.00 - 0.90      9.71 - 10.70
                                                2004           530,121            --      0.00 - 0.90     12.28 - 12.98
MSF BlackRock Diversified Sub-Account           2008         2,615,227          2.79      0.20 - 0.90  (25.47) - (24.79)
  (Commenced 5/3/2004)                          2007         3,548,106          2.37      0.20 - 0.90       4.94 - 5.90
                                                2006         3,414,636          2.35      0.00 - 0.90      9.54 - 10.53
                                                2005         3,082,467          1.19      0.00 - 0.90       2.13 - 3.05
                                                2004           852,291            --      0.00 - 0.90       7.53 - 8.72
MSF MetLife Conservative Allocation Sub-Account 2008         3,651,569          1.10      0.20 - 0.90  (14.87) - (14.10)
  (Commenced 5/1/2005)                          2007         2,013,623            --      0.20 - 0.90       4.79 - 5.74
                                                2006           961,858          2.62      0.00 - 0.90       6.30 - 7.25
                                                2005           494,420          0.67      0.00 - 0.90       3.50 - 4.13
MSF MetLife Conservative to Moderate Allocation 2008         4,379,229          1.19      0.20 - 0.90  (22.13) - (21.42)
  Sub-Account                                   2007         3,279,205            --      0.20 - 0.90       4.11 - 5.06
  (Commenced 5/1/2005)                          2006         1,654,340          1.51      0.00 - 0.90       8.79 - 9.77
                                                2005           230,607          0.80      0.00 - 0.90       5.79 - 6.43
MSF MetLife Moderate Allocation Sub-Account     2008        25,987,914          1.01      0.20 - 0.90  (29.08) - (28.43)
  (Commenced 5/1/2005)                          2007        29,192,086          0.20      0.20 - 0.90       3.61 - 4.55
                                                2006        16,573,938          1.85      0.00 - 0.90     11.18 - 12.18
                                                2005         3,737,916          0.81      0.00 - 0.90       8.00 - 8.66
MSF MetLife Moderate to Aggressive Allocation   2008        37,391,113          0.83      0.20 - 0.90  (35.55) - (34.96)
  Sub-Account                                   2007        40,468,536          0.20      0.20 - 0.90       3.18 - 4.12
  (Commenced 5/1/2005)                          2006        21,764,488          0.94      0.00 - 0.90     13.53 - 14.55
                                                2005         2,818,965          0.77      0.00 - 0.90     10.27 - 10.94
MSF MetLife Aggressive Allocation Sub-Account   2008         4,931,373          0.77      0.20 - 0.90  (40.82) - (40.28)
  (Commenced 5/1/2005)                          2007         7,131,044          0.27      0.20 - 0.90       2.55 - 3.48
                                                2006         3,293,718          0.72      0.00 - 0.90     15.03 - 16.07
                                                2005           405,330          0.75      0.00 - 0.90     12.04 - 12.72
MSF FI Large Cap Sub-Account                    2008           122,877            --      0.20 - 0.90  (45.31) - (44.82)
  (Commenced 5/1/2006)                          2007           218,496          0.12      0.20 - 0.90       3.01 - 3.94
                                                2006            32,272            --      0.00 - 0.90       1.62 - 2.23
American Funds Growth Sub-Account               2008       127,756,199          0.80      0.20 - 0.90  (44.47) - (43.97)
                                                2007       235,822,089          0.78      0.20 - 0.90     11.34 - 12.35
                                                2006       211,963,175          0.81      0.00 - 0.90      9.23 - 10.22
                                                2005       184,342,864          0.72      0.00 - 0.90     15.15 - 16.19
                                                2004       137,620,317          0.19      0.00 - 0.90     11.49 - 12.50

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                   ----------------- ---------------------------------------------------
                                                                     INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                            INCOME        LOWEST TO         LOWEST TO
                                                      NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                   ----------------- ------------- ---------------- --------------------
American Funds Growth-Income Sub-Account      2008        80,153,968          1.72      0.20 - 0.90  (38.41) - (37.85)
                                              2007       131,971,932          1.54      0.20 - 0.90       4.10 - 5.04
                                              2006       121,735,797          1.60      0.00 - 0.90     14.17 - 15.20
                                              2005       102,332,076          1.39      0.00 - 0.90       4.89 - 5.83
                                              2004        85,683,703          0.96      0.00 - 0.90      9.38 - 10.37
American Funds Global Small Capitalization    2008        40,586,683            --      0.20 - 0.90  (53.94) - (53.52)
  Sub-Account                                 2007        87,957,000          2.91      0.20 - 0.90     20.33 - 21.43
                                              2006        66,602,309          0.46      0.00 - 0.90     22.95 - 24.05
                                              2005        47,588,867          0.92      0.00 - 0.90     24.23 - 25.35
                                              2004        28,038,825            --      0.00 - 0.90     19.80 - 20.88
American Funds Bond Sub-Account               2008         9,026,087          5.63      0.20 - 0.90   (10.16) - (9.35)
  (Commenced 5/1/2006)                        2007         9,806,449          9.07      0.20 - 0.90       2.40 - 3.33
                                              2006         3,132,932          0.57      0.00 - 0.90       5.32 - 5.95
Fidelity VIP Equity-Income Sub-Account        2008        81,257,307          2.39      0.20 - 0.90  (43.17) - (42.65)
                                              2007       160,705,816          1.75      0.20 - 0.90       0.62 - 1.53
                                              2006       175,481,284          3.32      0.00 - 0.90     19.12 - 20.19
                                              2005       160,020,101          1.60      0.00 - 0.90       4.92 - 5.87
                                              2004       165,066,633          1.51      0.00 - 0.90     10.53 - 11.53
MIST T. Rowe Price Mid Cap Growth Sub-Account 2008        15,783,548          0.07      0.20 - 0.90  (40.17) - (39.62)
                                              2007        25,194,308          0.23      0.20 - 0.90     16.79 - 17.85
                                              2006        21,555,907            --      0.00 - 0.90       5.61 - 6.56
                                              2005        17,311,727            --      0.00 - 0.90     13.84 - 14.87
                                              2004         9,869,525            --      0.00 - 0.90     17.09 - 18.15
MIST PIMCO Total Return Sub-Account           2008        64,622,519          3.91      0.20 - 0.90     (0.27) - 0.64
                                              2007        58,359,575          3.62      0.20 - 0.90       6.88 - 7.85
                                              2006        46,125,778          2.55      0.00 - 0.90       3.87 - 4.80
                                              2005        41,507,727          0.06      0.00 - 0.90       1.55 - 2.46
                                              2004        33,796,643          7.43      0.00 - 0.90       4.30 - 5.25
MIST RCM Technology Sub-Account               2008         4,085,556         13.22      0.20 - 0.90  (44.75) - (44.25)
                                              2007         5,928,264            --      0.20 - 0.90     30.48 - 31.67
                                              2006         3,796,537            --      0.00 - 0.90       4.54 - 5.48
                                              2005         3,690,264            --      0.00 - 0.90     10.36 - 11.35
                                              2004         6,271,717          0.05      0.00 - 0.90    (5.14) - (4.28)
MIST Lazard Mid Cap Sub-Account               2008         4,876,754          1.27      0.20 - 0.90  (38.71) - (38.15)
                                              2007         8,530,473          0.64      0.20 - 0.90    (3.35) - (2.47)
                                              2006         6,762,364          0.53      0.00 - 0.90     13.85 - 14.87
                                              2005         6,002,785          0.39      0.00 - 0.90       7.43 - 8.40
                                              2004         4,879,178            --      0.00 - 0.90     13.57 - 14.60
MIST Met/AIM Small Cap Growth Sub-Account     2008         2,922,431            --      0.20 - 0.90  (39.15) - (38.60)
                                              2007         5,139,211            --      0.20 - 0.90     10.40 - 11.40
                                              2006         4,548,438            --      0.00 - 0.90     12.89 - 13.91
                                              2005         3,699,893            --      0.00 - 0.90       7.62 - 8.59
                                              2004         3,868,487            --      0.00 - 0.90       5.77 - 6.73

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                       ----------------- ---------------------------------------------------
                                                                         INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                                INCOME        LOWEST TO         LOWEST TO
                                                          NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                                       ----------------- ------------- ---------------- --------------------
MIST Harris Oakmark International Sub-Account     2008        28,218,091          2.01      0.20 - 0.90  (41.25) - (40.72)
                                                  2007        55,058,740          0.93      0.20 - 0.90    (1.75) - (0.86)
                                                  2006        49,487,138          2.51      0.00 - 0.90     28.05 - 29.20
                                                  2005        28,085,269          0.15      0.00 - 0.90     13.46 - 14.48
                                                  2004        13,616,073          0.04      0.00 - 0.90     19.72 - 20.80
MIST Legg Mason Partners Aggressive Growth        2008         1,714,905          0.01      0.20 - 0.90  (39.50) - (38.95)
  Sub-Account                                     2007         2,810,910          0.23      0.20 - 0.90       1.68 - 2.60
                                                  2006         2,888,496            --      0.00 - 0.90    (2.48) - (1.60)
                                                  2005         3,341,457            --      0.00 - 0.90     12.83 - 13.84
                                                  2004         2,340,501            --      0.00 - 0.90       7.84 - 8.82
MIST Clarion Global Real Estate Sub-Account       2008        13,417,373          2.05      0.20 - 0.90  (42.08) - (41.56)
  (Commenced 5/3/2004)                            2007        23,578,148          1.11      0.20 - 0.90  (15.56) - (14.79)
                                                  2006        24,808,259          1.05      0.00 - 0.90     36.67 - 37.90
                                                  2005        10,704,430            --      0.00 - 0.90     12.59 - 13.61
                                                  2004         3,299,369          3.44      0.00 - 0.90     28.96 - 29.74
MIST MFS Research International Sub-Account       2008        96,425,083          0.46      0.20 - 0.90  (41.77) - (42.25)
  (Commenced 5/3/2004)                            2007        22,084,791          1.44      0.20 - 0.90     12.58 - 13.60
                                                  2006        10,510,490          1.49      0.00 - 0.90     25.78 - 26.91
                                                  2005         4,008,903          0.86      0.00 - 0.90     15.73 - 16.77
                                                  2004           859,123            --      0.00 - 0.90     18.65 - 19.72
MIST Lord Abbett Bond Debenture Sub-Account       2008        29,153,548          4.37      0.20 - 0.90  (19.13) - (18.40)
  (Commenced 5/3/2004)                            2007        39,360,830          5.37      0.20 - 0.90       5.89 - 6.85
                                                  2006        36,899,321          6.78      0.00 - 0.90       8.38 - 9.35
                                                  2005        34,356,749          4.73      0.00 - 0.90       0.90 - 1.81
                                                  2004        31,292,892          6.47      0.00 - 0.90       7.46 - 9.59
MIST Oppenheimer Capital Appreciation Sub-Account 2008           588,826          3.72      0.20 - 0.90  (46.29) - (45.80)
  (Commenced 5/1/2005)                            2007           900,150          0.10      0.20 - 0.90     13.42 - 14.45
                                                  2006           332,971          0.28      0.00 - 0.90       6.85 - 7.81
                                                  2005           146,981          0.14      0.00 - 0.90       3.93 - 4.87
MIST SSgA Growth ETF Sub-Account                  2008           536,030          1.85      0.20 - 0.90  (33.44) - (32.84)
  (Commenced 5/1/2006)                            2007           817,206            --      0.20 - 0.90       5.02 - 5.76
                                                  2006            90,720          6.20      0.00 - 0.90       7.06 - 7.70
MIST SSgA Growth and Income ETF Sub-Account       2008           463,003          1.80      0.20 - 0.90  (25.54) - (24.87)
  (Commenced 5/1/2006)                            2007           540,137            --      0.20 - 0.90       4.81 - 5.97
                                                  2006            38,714          8.25      0.00 - 0.90       6.68 - 7.31
MIST PIMCO Inflation Protected Bond Sub-Account   2008         7,360,241          3.34      0.20 - 0.90    (7.46) - (6.62)
  (Commenced 5/1/2006)                            2007         1,579,874          1.02      0.20 - 0.90     10.08 - 11.08
                                                  2006           164,158            --      0.00 - 0.90     (0.42) - 0.46
MIST Legg Mason Value Equity Sub-Account          2008         6,159,595          0.33      0.20 - 0.90  (54.94) - (54.43)
  (Commenced 5/1/2006)                            2007        15,132,086            --      0.20 - 0.90    (6.57) - (5.72)
                                                  2006        17,155,617          0.21      0.00 - 0.90       7.71 - 8.35

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

5. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                               AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                               ----------------- ---------------------------------------------------
                                                                 INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3,4)
                                                                        INCOME        LOWEST TO         LOWEST TO
                                                  NET ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST (%)
                                               ----------------- ------------- ---------------- --------------------
MIST BlackRock Large Cap Core Sub-Account 2008         1,487,494          0.69      0.20 - 0.90  (37.68) - (37.12)
  (Commenced 4/30/2007)                   2007         2,059,411            --      0.20 - 0.90       5.67 - 6.63
MIST Janus Forty Sub-Account              2008         7,847,106          5.09      0.20 - 0.90  (42.38) - (41.85)
  (Commenced 4/30/2007)                   2007         4,356,751            --      0.20 - 0.90     26.05 - 27.09

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying portfolio have been excluded.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series, or fund. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

(4) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of expense ratios and total returns.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 20, 2009

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                               2008      2007
                                                             -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $975 and $814,
     respectively).........................................  $   921   $   821
  Mortgage loans on real estate............................       52         2
  Policy loans.............................................      405       411
  Other limited partnership interests......................       --        14
  Short-term investments...................................      186       123
  Other invested assets....................................       40        --
                                                             -------   -------
     Total investments.....................................    1,604     1,371
Cash.......................................................       10        51
Accrued investment income..................................       21        20
Premiums and other receivables.............................      688       302
Deferred policy acquisition costs..........................    1,212     1,349
Current income tax recoverable.............................       31        13
Other assets...............................................       47        66
Separate account assets....................................    7,136    10,904
                                                             -------   -------
     Total assets..........................................  $10,749   $14,076
                                                             =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits...................................  $   658   $   594
  Policyholder account balances............................    1,096       813
  Other policyholder funds.................................      406       433
  Policyholder dividends payable...........................        4         5
  Long-term debt -- affiliated.............................       25        --
  Deferred income tax liability............................      111        69
  Other liabilities........................................      223       179
  Separate account liabilities.............................    7,136    10,904
                                                             -------   -------
     Total liabilities.....................................    9,659    12,997
                                                             -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding.........        3         3
Additional paid-in capital.................................      458       458
Retained earnings..........................................      683       627
Accumulated other comprehensive loss.......................      (54)       (9)
                                                             -------   -------
     Total stockholder's equity............................    1,090     1,079
                                                             -------   -------
     Total liabilities and stockholder's equity............  $10,749   $14,076
                                                             =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                               2008    2007   2006
                                                              ------   ----   ----
REVENUES
Premiums....................................................  $   73   $ 80   $ 96
Universal life and investment-type product policy fees......     553    546    521
Net investment income.......................................      77     71     71
Other revenues..............................................     122    121     92
Net investment gains (losses)...............................     195      7     (4)
                                                              ------   ----   ----
  Total revenues............................................   1,020    825    776
                                                              ------   ----   ----
EXPENSES
Policyholder benefits and claims............................     170    142    142
Interest credited to policyholder account balances..........      28     30     34
Policyholder dividends......................................       5      8      7
Other expenses..............................................     608    507    486
                                                              ------   ----   ----
  Total expenses............................................     811    687    669
                                                              ------   ----   ----
Income before provision for income tax......................     209    138    107
Provision for income tax....................................      59     27      9
                                                              ------   ----   ----
Net income..................................................  $  150   $111   $ 98
                                                              ======   ====   ====




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                            ACCUMULATED OTHER
                                                                            COMPREHENSIVE LOSS
                                                                         -----------------------
                                                                             NET
                                                                         UNREALIZED     DEFINED
                                                 ADDITIONAL              INVESTMENT     BENEFIT
                                        COMMON     PAID-IN    RETAINED      GAINS        PLANS
                                         STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENT    TOTAL
                                        ------   ----------   --------   ----------   ----------   ------
Balance at January 1, 2006...........     $3        $458        $405        $  3         $ --      $  869
Comprehensive income:
  Net income.........................                             98                                   98
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                         (3)                      (3)
                                                                                                   ------
  Comprehensive income...............                                                                  95
                                                                                                   ------
  Adoption of SFAS 158, net of income
     tax.............................                                                     (10)        (10)
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2006.........      3         458         503          --          (10)        954
Cumulative effect of a change in
  accounting principle, net of income
  tax (Note 1).......................                             13                                   13
                                          --        ----        ----        ----         ----      ------
Balance at January 1, 2007...........      3         458         516          --          (10)        967
Comprehensive income:
  Net income.........................                            111                                  111
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                          1                        1
                                                                                                   ------
  Comprehensive income...............                                                                 112
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2007.........      3         458         627           1          (10)      1,079
Dividend on common stock.............                            (94)                                 (94)
Comprehensive income:
  Net income.........................                            150                                  150
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                        (43)                     (43)
     Defined benefit plans
       adjustment, net of income
       tax...........................                                                      (2)         (2)
                                                                                                   ------
     Other comprehensive (loss)......                                                                 (45)
                                                                                                   ------
  Comprehensive income...............                                                                 105
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2008.........     $3        $458        $683        $(42)        $(12)     $1,090
                                          ==        ====        ====        ====         ====      ======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                             2008      2007      2006
                                                            ------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income................................................  $  150   $   111   $    98
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses...............       3         3         3
     Amortization of premiums and accretion of discounts
       associated with investments, net...................      (1)       (1)       --
     (Gains) losses from sales of investments and
       businesses, net....................................    (195)       (7)        4
     Interest credited to policyholder account balances...      28        30        34
     Universal life and investment-type product policy
       fees...............................................    (553)     (546)     (521)
     Change in premiums and other receivables.............     (78)        7       (30)
     Change in deferred policy acquisition costs, net.....     141       (40)      (22)
     Change in insurance-related liabilities..............      66        52        39
     Change in income tax payable.........................      48        (7)       12
     Change in other assets...............................     106       108       124
     Change in other liabilities..........................     224       206       209
     Other, net...........................................      (2)        1        (4)
                                                            ------   -------   -------
Net cash used in operating activities.....................     (63)      (83)      (54)
                                                            ------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................     268       283       196
     Mortgage loans on real estate........................      --        --         7
     Other limited partnership interests..................      --         3         2
  Purchases of:
     Fixed maturity securities............................    (437)     (219)     (286)
     Mortgage loans on real estate........................     (51)       --        --
  Net change in short-term investments....................     (63)       18       (89)
  Payment to participating common stock shareholders upon
     dissolution of subsidiary (Note 2)...................      --       (16)       --
  Net change in other invested assets.....................      (7)       --        --
  Net change in policy loans..............................       6       (54)      (30)
  Other, net..............................................      (1)       (1)        8
                                                            ------   -------   -------
Net cash (used in) provided by investing activities.......    (285)       14      (192)
                                                            ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................   1,137     1,771     1,626
     Withdrawals..........................................    (736)   (1,663)   (1,374)
  Dividend on common stock................................     (94)       --        --
                                                            ------   -------   -------
Net cash provided by financing activities.................     307       108       252
                                                            ------   -------   -------
Change in cash............................................     (41)       39         6
Cash, beginning of year...................................      51        12         6
                                                            ------   -------   -------
CASH, END OF YEAR.........................................  $   10   $    51   $    12
                                                            ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Income tax...........................................  $   10   $    22   $    (7)
                                                            ======   =======   =======
  Non-cash transcations during the year:
     Issuance of secured demand note collateral
       agreement..........................................  $   25   $    --   $    --
                                                            ======   =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as group life, medical, and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owned 100% of the voting common stock of Omega Reinsurance Corporation ("Omega"), which was dissolved in October 2007. Omega is included in the accompanying consolidated financial statements until its date of dissolution. See Note 2.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES") and a majority interest in MetLife Advisors, LLC ("Advisors").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include trust preferred securities and tax credit partnerships. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     The Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2008 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iii) the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi) the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x) accounting for reinsurance transactions;

          (xi) accounting for employee benefit plans; and

          (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities recorded at fair value on a nonrecurring basis. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity securities, mortgage loans on real estate, policy loans, other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities, the effective yield is recalculated on a retrospective basis.

          The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub- sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 3); (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of loans to affiliates and tax credit partnerships.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIEs primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIEs expected losses, receive a majority of a VIEs expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or
(ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives. The Company had no fair value hedges during the years ended December 31, 2008, 2007 and 2006.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was less than $1 million at both December 31, 2008 and 2007. Accumulated depreciation and amortization of property, equipment and leasehold improvements

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


was less than $1 million at both December 31, 2008 and 2007. Related depreciation and amortization expense was less than $1 million, $1 million and less than $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $35 million at both December 31, 2008 and 2007. Accumulated amortization of capitalized software was $33 million and $32 million at December 31, 2008 and 2007, respectively. Related amortization expense was $1 million, $1 million and $2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts is amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company amortizes DAC related to variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 6%.

     Participating business represented approximately 2% and 3% of the Company's life insurance in-force, and 10% and 9% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 40% and 58%, 42% and 59%, and 43% and 51%, of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 3% to 10% less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of the embedded derivative.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income (loss). Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash and cash equivalents. The

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157, which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 14 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in a VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

          (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

          (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

          (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million. See also Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs did not have an impact on the Company's consolidated financial statements.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in an increase of $10 million, net of income tax, to accumulated other comprehensive loss, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 11.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on Emerging Issues Task Force ("EITF") Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On October 31, 2006, the board of directors of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the board of directors of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective December 31, 2006; and (iii) payments totaling $16 million were made on June 29, 2007 to the PCS shareholders. Payments consisted of former shareholders' outstanding redemption payment balance plus an additional 40 percent of such balance. In connection with the Restructuring Plan, Omega was dissolved in October 2007 and its remaining assets and liabilities were assumed by NELICO. Total assets and total liabilities of Omega at December 31, 2006 were $7 million and $1 million, respectively. Total

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES revenues of Omega included in the Company's consolidated revenues were less than $1 million and $12 million for the years ended December 31, 2007 and 2006, respectively.

3.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities, and the percentage that each sector represents by the respective total holdings at:

                                                              DECEMBER 31, 2008
                                              ------------------------------------------------
                                                               GROSS
                                                             UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities...................     $465      $10        $40      $435       47.2%
Residential mortgage-backed securities......      212        7          2       217       23.6
Foreign corporate securities................      195        1         33       163       17.7
U.S. Treasury/agency securities.............       44        8         --        52        5.7
Commercial mortgage-backed securities.......       41       --          3        38        4.1
Foreign government securities...............       12       --          1        11        1.2
State and political subdivision securities..        6       --          1         5        0.5
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $975      $26        $80      $921      100.0%
                                                 ====      ===        ===      ====      =====




                                                              DECEMBER 31, 2007
                                              ------------------------------------------------
                                                               GROSS
                                                             UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities...................     $407      $11        $ 7      $411       50.1%
Residential mortgage-backed securities......      144        1         --       145       17.7
Foreign corporate securities................      177        2          4       175       21.3
U.S. Treasury/agency securities.............       56        4         --        60        7.3
Commercial mortgage-backed securities.......       15       --         --        15        1.8
Foreign government securities...............       15       --         --        15        1.8
State and political subdivision securities..       --       --         --        --         --
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $814      $18        $11      $821      100.0%
                                                 ====      ===        ===      ====      =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $22 million and $39 million, respectively.

   (2) At December 31, 2008 and 2007 the Company also held $4 million and $6 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2008 and 2007.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $30 million and $39 million at December 31, 2008 and 2007, respectively. These securities had net unrealized losses of $9 million and $2 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $2 million at December 31, 2008. There were no non-income producing fixed maturity securities at December 31, 2007. There were no net unrealized gains (losses) associated with non-income producing fixed maturity securities at both December 31, 2008 and 2007.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. There were no fixed maturity securities credit enhanced by financial guarantee insurers at December 31, 2008.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (47.2%), residential mortgage-backed securities (23.6%), and foreign corporate securities (17.7%); and at December 31, 2007 were U.S. corporate fixed maturity securities (50.1%), foreign corporate securities (21.3%) and residential mortgage-backed securities (17.7%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $598 million and $586 million, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total cash and invested assets, with the exception of five holdings at December 31, 2008 totaling $98 million and two holdings at December 31, 2007 totaling $40 million at estimated fair value. The exposure to the largest single issuer of corporate fixed maturity securities held at both December 31, 2008 and 2007 was $25 million. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $164 million and $137 million, respectively, the total of these

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ten issuers being less than 11% and 10% of the Company's total cash and invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................     $163       27.3%     $175       29.9%
Utility.....................................      145       24.2        70       11.9
Consumer....................................       92       15.4        74       12.6
Industrial..................................       91       15.2        91       15.5
Finance.....................................       82       13.7       138       23.5
Communications..............................       25        4.2        38        6.6
                                                 ----      -----      ----      -----
  Total.....................................     $598      100.0%     $586      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Pass-through securities...................     $131       60.4%     $ 81       55.9%
  Collateralized mortgage obligations.......       86       39.6        64       44.1
                                                 ----      -----      ----      -----
Total residential mortgage-backed
  securities................................     $217      100.0%     $145      100.0%
                                                 ====      =====      ====      =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 91%, 6%, and 3% of the total holdings, respectively. At December 31, 2008 and 2007, $217 million and $145 million, respectively, or 100% for both years, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair value was $6 million and $8 million, respectively, with an unrealized loss of $1 million and less than $1 million, respectively. At December 31, 2008 and 2007, all of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's Alt-A residential mortgage-backed securities were rated Aa/AAA or better by Moody's, S&P or Fitch. At December 31, 2008, the Company's Alt-A holdings are 100% in the 2005 and prior vintage years. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $38 million and $15 million, respectively, at estimated fair value. At both December 31, 2008 and 2007, all of the estimated fair value of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, 100% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and commercial real estate collateralized debt obligations securities.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................     $ 28        $ 25         $ 35        $ 36
Due after one year through five years...      330         323          340         351
Due after five years through ten years..      227         206          157         153
Due after ten years.....................      137         112          123         121
                                             ----        ----         ----        ----
  Subtotal..............................      722         666          655         661
Mortgage-backed securities..............      253         255          159         160
                                             ----        ----         ----        ----
  Total fixed maturity securities.......     $975        $921         $814        $821
                                             ====        ====         ====        ====



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive loss, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities............................  $(54)      $ 7       $ 6
Derivatives..........................................    (2)       (2)       (3)
Short-term investments...............................   (11)       --        --
Other................................................    --        (1)       (1)
                                                       ----       ---       ---
  Subtotal...........................................   (67)        4         2
                                                       ----       ---       ---
Amounts allocated from DAC...........................     2        (2)       (2)
Deferred income tax..................................    23        (1)       --
                                                       ----       ---       ---
  Subtotal...........................................    25        (3)       (2)
                                                       ----       ---       ---
Net unrealized investment gains (losses).............  $(42)      $ 1       $--
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, January 1,..................................  $  1       $--       $ 3
Unrealized investment gains (losses) during the
  year...............................................   (71)        2        (5)
Unrealized investment gains (losses) relating to:
  DAC................................................     4        --        --
  Deferred income tax................................    24        (1)        2
                                                       ----       ---       ---
Balance, at December 31,.............................  $(42)      $ 1       $--
                                                       ====       ===       ===
Net change in unrealized investment gains (losses)...  $(43)      $ 1       $(3)
                                                       ====       ===       ===



  UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2008
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........     $248          $19         $ 76          $21         $324          $40
Residential mortgage-backed
  securities.......................       23            2           --           --           23            2
Foreign corporate securities.......       72           11           51           22          123           33
Commercial mortgage-backed
  securities.......................       37            3           --           --           37            3
Foreign government securities......       10            1           --           --           10            1
State and political subdivision
  securities.......................        5            1           --           --            5            1
                                        ----          ---         ----          ---         ----          ---
  Total fixed maturity securities..     $395          $37         $127          $43         $522          $80
                                        ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position.........      124                        59
                                        ====                      ====




                                                                                    DECEMBER 31, 2007
                                                      ----------------------------------------------------------------------------
                                                                                  EQUAL TO OR GREATER
                                                        LESS THAN 12 MONTHS          THAN 12 MONTHS                 TOTAL
                                                      -----------------------   -----------------------   ------------------------
                                                                      GROSS                     GROSS                      GROSS
                                                       ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED    UNREALIZED
                                                      FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE       LOSS
                                                      ----------   ----------   ----------   ----------   ----------    ----------
                                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........................     $ 89          $ 3         $111          $ 4         $200           $ 7
Residential mortgage-backed securities..............       27           --            1           --           28            --
Foreign corporate securities........................       28           --           72            4          100             4
Commercial mortgage-backed securities...............       --           --           --           --           --            --
Foreign government securities.......................       --           --           10           --           10            --
State and political subdivision securities..........       --           --           --           --           --            --
                                                         ----          ---         ----          ---         ----           ---
  Total fixed maturity securities...................     $144          $ 3         $194          $ 8         $338           $11
                                                         ====          ===         ====          ===         ====           ===
Total number of securities in an unrealized loss
  position..........................................       63                        55
                                                         ====                      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-
  SALE

     The following tables present the amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                          ------------------------------------------------------------
                                                                GROSS UNREALIZED         NUMBER OF
                                            AMORTIZED COST            LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................     $249      $110       $13        $42        67        45
Six months or greater but less than nine
  months................................      107         2         9          1        29         1
Nine months or greater but less than
  twelve months.........................       43         3         4          1        15         1
Twelve months or greater................       88        --        10         --        28        --
                                             ----      ----       ---        ---
  Total.................................     $487      $115       $36        $44
                                             ====      ====       ===        ===




                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                                GROSS UNREALIZED         NUMBER OF
                                            AMORTIZED COST            LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................     $ 87       $ 3       $ 1        $ 1        31         2
Six months or greater but less than nine
  months................................       36        --         2         --        24        --
Nine months or greater but less than
  twelve months.........................       21        --        --         --         7        --
Twelve months or greater................      202        --         7         --        55        --
                                             ----       ---       ---        ---
  Total.................................     $346       $ 3       $10        $ 1
                                             ====       ===       ===        ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $36 million and $10 million, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of amortized cost, which represented 7% and 3%, respectively, of the amortized cost of such securities.

     At December 31, 2008, $44 million of unrealized losses related to fixed maturity securities with an unrealized loss position of 20% or more of amortized cost, which represented 38% of the amortized cost of such fixed maturity

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES securities. Of such unrealized losses of $44 million, $42 million were in an unrealized loss position for a period of less than six months. At December 31, 2007, $1 million of unrealized losses related to fixed maturity securities, with an unrealized loss position of 20% or more of amortized cost, which represented 33% of the amortized cost of such fixed maturity securities, all of which were in an unrealized loss position for a period of less than six months.

     The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities and it has the ability and intent to hold until the earlier of the recovery in value, or until maturity. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity securities of $80 million and $11 million, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                               DECEMBER 31,
                                                               ------------
                                                               2008   2007
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    50%    64%
  Foreign corporate securities...............................    41     36
  Commercial mortgage-backed securities......................     4     --
  Residential mortgage-backed securities.....................     3     --
  Other......................................................     2     --
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Finance....................................................    48%    58%
  Utility....................................................    18      7
  Consumer...................................................    15      7
  Mortgage-backed............................................     7     --
  Industrial.................................................     3     24
  Other......................................................     9      4
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Fixed maturity securities..............................  $ (7)     $(2)     $(3)
Freestanding derivatives...............................     1       (1)      (1)
Embedded derivatives...................................   200        9       --
Other..................................................     1        1       --
                                                         ----      ---      ---
  Net investment gains (losses)........................  $195      $ 7      $(4)
                                                         ====      ===      ===



     See Note 7 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Proceeds...............................................  $212   $229   $117
                                                         ====   ====   ====
Gross investment gains.................................     1      1     --
                                                         ----   ----   ----
Gross investment losses................................    (5)    (3)    (3)
                                                         ----   ----   ----
Credit-related writedowns..............................    (3)    --     --
                                                         ----   ----   ----
  Net investment gains (losses)........................  $ (7)  $ (2)  $ (3)
                                                         ====   ====   ====



     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $3 million for the year ended December 31, 2008, all of which were consumer industry holdings.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities.............................   $49       $48       $46
Mortgage loans on real estate.........................    --        --         1
Policy loans..........................................    23        21        19
Other limited partnership interests...................     3        (1)        3
Cash and short-term investments.......................     3         5         3
Other.................................................    --         1         2
                                                         ---       ---       ---
  Total investment income.............................    78        74        74
Less: Investment expenses.............................     1         3         3
                                                         ---       ---       ---
  Net investment income...............................   $77       $71       $71
                                                         ===       ===       ===



     For the year ended December 31, 2008 there was no affiliated investment income. Affiliated investment income, included in the table above, was $1 million for both of the years ended December 31, 2007 and 2006. Affiliated investment expenses, included in the table above, were $1 million for each of the years ended December 31, 2008, 2007 and 2006. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $4 million and $3 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................    $21      40.4%     $ 2     100.0%
Agricultural mortgage loans...................     31      59.6       --        --
                                                  ---     -----      ---     -----
  Total mortgage loans on real estate.........    $52     100.0%     $ 2     100.0%
                                                  ===     =====      ===     =====



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2008, 38%, 38% and 10% of the value of the Company's mortgage loans on real estate were located in Oregon, Florida and California, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     For the years ended December 31, 2008, 2007 and 2006 there were no loan valuation allowances for mortgage loans on real estate.

  OTHER INVESTED ASSETS

     At December 31, 2008, the carrying value of loans to affiliates, tax credit partnerships and other investments, included in other invested assets, was $25 million, $14 million, and $1 million, respectively. At December 31, 2007, the Company did not have other invested assets.

     Loans to affiliates consists of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                           DECEMBER 31, 2008
                                                        -----------------------
                                                        NOT PRIMARY BENEFICIARY
                                                        -----------------------
                                                                      MAXIMUM
                                                         CARRYING   EXPOSURE TO
                                                        AMOUNT(1)     LOSS(2)
                                                        ---------   -----------
                                                             (IN MILLIONS)
Fixed maturity securities, available-for-sale: (3)
  Foreign corporate securities........................     $ 5          $ 5
Other invested assets (4).............................      14           14
                                                           ---          ---
Total.................................................     $19          $19
                                                           ===          ===



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Other invested assets include tax credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $171 million and $117 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $3 million, $5 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the years ended December 31, 2008 and 2007. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2006 are as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2006
                                                            -----------------
                                                              (IN MILLIONS)
Estimated fair value of assets transferred to affiliates..          $1
Amortized cost of assets transferred to affiliates........          $1


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Foreign currency swaps..........     $10       $--        $ 4          $10       $--        $ 5
Financial forwards..............      --        --         --            5        --         --
Credit default swaps............       1        --         --           20        --         --
                                     ---       ---        ---          ---       ---        ---
  Total.........................     $11       $--        $ 4          $35       $--        $ 5
                                     ===       ===        ===          ===       ===        ===



     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                          REMAINING LIFE
                               -------------------------------------------------------------------
                                             AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                   LESS           YEARS             YEARS          YEARS     TOTAL
                               -----------   --------------   ----------------   ---------   -----
                                                          (IN MILLIONS)
Foreign currency swaps.......      $--             $10               $--            $--       $10
Credit default swaps.........       --               1                --             --         1
                                   ---             ---               ---            ---       ---
  Total......................      $--             $11               $--            $--       $11
                                   ===             ===               ===            ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Cash flow.......................     $--       $--        $--          $--       $--        $--
Non-qualifying..................      11        --          4           35        --          5
                                     ---       ---        ---          ---       ---        ---
                                     $11       $--        $ 4          $35       $--        $ 5
                                     ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2008, 2007 and 2006.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                           2008   2007   2006
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January 1,..   $(2)   $(3)   $(3)
Amounts reclassified to net investment gains (losses)....    --      1     --
                                                            ---    ---    ---
Other comprehensive income (loss) balance at December
  31,....................................................   $(2)   $(2)   $(3)
                                                            ===    ===    ===



     At December 31, 2008, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2009.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to minimize its exposure to adverse movements in credit; and (iii) equity variance swaps as a macro hedge on certain invested assets.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.........................................  $1        $--       $(1)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; and ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders....................  $320    $14
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...................  $104    $ 5


     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                          2008   2007   2006
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Net investment gains (losses) (1).......................  $200    $9     $--

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $115 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     At both December 31, 2008 and 2007, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2006....................................      $1,288
  Capitalizations.............................................         118
                                                                    ------
     Subtotal.................................................       1,406
                                                                    ------
  Less: Amortization related to:
  Other expenses..............................................          93
                                                                    ------
     Total amortization.......................................          93
                                                                    ------
  Less: Other.................................................           3
                                                                    ------
Balance at December 31, 2006..................................       1,310
  Capitalizations.............................................         136
                                                                    ------
     Subtotal.................................................       1,446
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................           2
  Other expenses..............................................          95
                                                                    ------
     Total amortization.......................................          97
                                                                    ------
Balance at December 31, 2007..................................       1,349
  Capitalizations.............................................         124
                                                                    ------
     Subtotal.................................................       1,473
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................          44
  Other expenses..............................................         221
                                                                    ------
     Total amortization.......................................         265
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (4)
                                                                    ------
Balance at December 31, 2008..................................      $1,212
                                                                    ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC is attributed to both investment gains and losses and other expenses which are the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC that would have been amortized if such gains and losses had been recognized.

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                               POLICYHOLDER
                                                             ACCOUNT BALANCES        OTHER
                                       FUTURE POLICY        -----------------     POLICYHOLDER
                                         BENEFITS              DECEMBER 31,          FUNDS
                                     ----------------       -----------------   ---------------
                                     2008        2007        2008        2007   2008       2007
                                     ----        ----       ------       ----   ----       ----
                                                            (IN MILLIONS)
Traditional life...................  $475        $451       $   --       $ --   $  9       $  9
Variable & universal life..........    65          61          489        483    394        421
Annuities..........................    66          27          536        265      1          1
Other..............................     1          --           55         46     --         --
Retirement & savings...............    --          --           16         19     --         --
Non-medical health & other.........    51          55           --         --      2          2
                                     ----        ----       ------       ----   ----       ----
  Total............................  $658        $594       $1,096       $813   $406       $433
                                     ====        ====       ======       ====   ====       ====



     Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2008 and 2007.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................  $ 42       $39       $33
Capitalization.......................................     8         9         8
Amortization.........................................   (10)       (6)       (2)
                                                       ----       ---       ---
Balance at December 31,..............................  $ 40       $42       $39
                                                       ====       ===       ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $7,136 million and $10,904 million at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $387 million, $357 million and $348 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For each of the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Balance at January 1,.................................  $ 22     $ 21     $ 50
  Less: Reinsurance recoverables......................   (18)     (17)     (46)
                                                        ----     ----     ----
Net balance at January 1,.............................     4        4        4
                                                        ----     ----     ----
Incurred related to:
  Current year........................................     2        1        2
  Prior years.........................................    (1)      --       (1)
                                                        ----     ----     ----
                                                           1        1        1
                                                        ----     ----     ----
Paid related to:
  Current year........................................    --       --       --
  Prior years.........................................    (1)      (1)      (1)
                                                        ----     ----     ----
                                                          (1)      (1)      (1)
                                                        ----     ----     ----
Net balance at December 31,...........................     4        4        4
  Add: Reinsurance recoverables.......................    17       18       17
                                                        ----     ----     ----
Balance at December 31,...............................  $ 21     $ 22     $ 21
                                                        ====     ====     ====



     During 2008 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million for both years, due to improved loss ratios for non-medical health claim liabilities and improved claims management. During 2007 there was no change to claims and claim adjustment expenses associated with prior years.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2008                             2007
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   2,993             N/A        $   3,659             N/A
Net amount at risk (2)................     $     705 (3)         N/A        $       7 (3)         N/A
Average attained age of
  contractholders.....................      60 years             N/A         59 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   1,871       $   2,249        $   2,869       $   2,886
Net amount at risk (2)................     $     737 (3)   $   1,023 (4)    $      61 (3)   $      34(4)
Average attained age of
  contractholders.....................      61 years        58 years         60 years        58 years



                                                                    DECEMBER 31,
                                                             --------------------------
                                                                2008            2007
                                                             ----------      ----------
                                                              SECONDARY       SECONDARY
                                                             GUARANTEES      GUARANTEES
                                                             ----------      ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............   $   1,734       $   2,860
  Net amount at risk (2)...................................   $  25,520 (3)   $  27,377 (3)
  Average attained age of policyholders....................    48 years        47 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                              ANNUITY CONTRACTS       VARIABLE LIFE
                                         --------------------------     CONTRACTS
                                         GUARANTEED     GUARANTEED    -------------
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                            (IN MILLIONS)
Balance at January 1, 2006.............      $ 2           $--             $ 1         $ 3
Incurred guaranteed benefits...........       (1)           --              --          (1)
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2006...........        1            --               1           2
Incurred guaranteed benefits...........       --             3              --           3
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2007...........        1             3               1           5
Incurred guaranteed benefits...........        3            19               1          23
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2008...........      $ 4           $22             $ 2         $28
                                             ===           ===             ===         ===



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $21 million, $4 million and $3 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Mutual Fund Groupings
  Equity..................................................  $3,005   $5,674
  Balanced................................................   1,610    1,646
  Bond....................................................     711      899
  Money Market............................................     336      292
  Specialty...............................................      65      112
                                                            ------   ------
     Total................................................  $5,727   $8,623
                                                            ======   ======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. The amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company also reinsures 100% of the living and death benefit riders associated with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2008   2007    2006
                                                        ----   ----   -----
                                                           (IN MILLIONS)
PREMIUMS:
  Direct premiums.....................................  $137   $153   $ 183
  Reinsurance assumed.................................    --     --      14
  Reinsurance ceded...................................   (64)   (73)   (101)
                                                        ----   ----   -----
     Net premiums.....................................  $ 73   $ 80   $  96
                                                        ====   ====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees......................................  $611   $608   $ 572
  Reinsurance ceded...................................   (58)   (62)    (51)
                                                        ----   ----   -----
     Net universal life and investment-type product
       policy fees....................................  $553   $546   $ 521
                                                        ====   ====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims.............  $266   $209   $ 236
  Reinsurance assumed.................................    --     --       7
  Reinsurance ceded...................................   (96)   (67)   (101)
                                                        ----   ----   -----
     Net policyholder benefits and claims.............  $170   $142   $ 142
                                                        ====   ====   =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                              -----------
                                                              2008   2007
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables..........................  $157   $139
Deposit recoverables........................................    35     30
Claim recoverables..........................................    11      7
All other recoverables......................................     3      3
                                                              ----   ----
  Total.....................................................  $206   $179
                                                              ====   ====
AFFILIATED RECOVERABLES:
Future policy benefit recoverables..........................  $347   $ 34
Deposit recoverables........................................    55     46
Claim recoverables..........................................     1      1
All other recoverables......................................     2     --
                                                              ----   ----
  Total.....................................................  $405   $ 81
                                                              ====   ====



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $10 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $25 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $1 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances, except $55 million of deposit recoverables, are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $122 million, or 59%, of its total unaffiliated reinsurance recoverable balance of $206 million at December 31, 2008. Of these reinsurance recoverable balances, $25 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $38 million and $30 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $10 million and $8 million at December 31, 2008 and 2007, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including MLIC, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont. The Company also has reinsurance agreements with Reinsurance Group of America, Incorporated, ("RGA") a former affiliate, which was split-off from MetLife in September 2008. The table below includes amounts related to transactions with RGA through the date of the split-off.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects related party reinsurance information:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                           --------------------
                                                           2008    2007    2006
                                                           ----    ----    ----
                                                               (IN MILLIONS)
Assumed benefits, included in policyholder benefits and
  claims.................................................   $--     $--     $ 1
Ceded premiums...........................................   $ 6     $ 7     $ 3
Ceded fees, included in universal life and investment-
  type product policy fees...............................   $22     $28     $24
Income from deposit contracts, included in other
  revenues...............................................   $ 1     $ 1     $ 1
Ceded benefits, included in policyholder benefits and
  claims.................................................   $33     $ 8     $16
Ceded benefits, included in interest credited to
  policyholder account balances..........................   $ 2     $ 2     $ 2
Interest costs on ceded reinsurance, included in other
  expenses...............................................   $ 1     $(2)    $(1)


     The Company has ceded risks to an affiliate related to guaranteed minimum benefit riders written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $319 million and $14 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $305 million, $17 million, and ($5) million, respectively, in changes in fair value of such embedded derivatives.

8.  LONG-TERM DEBT -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matures on February 28, 2011 and bears interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

9.  INCOME TAX

     The provision for income tax is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Current:
  Federal.............................................   $(8)      $17       $(8)
  State and local.....................................    --         1         1
                                                         ---       ---       ---
  Subtotal............................................    (8)       18        (7)
                                                         ---       ---       ---
Deferred:
  Federal.............................................    67         9        16
                                                         ---       ---       ---
Provision for income tax..............................   $59       $27       $ 9
                                                         ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $ 73     $ 48     $ 37
Tax effect of:
  Tax-exempt investment income........................   (16)     (25)     (24)
  Prior year tax......................................     2        4       (6)
  Other, net..........................................    --       --        2
                                                        ----     ----     ----
Provision for income tax..............................  $ 59     $ 27     $  9
                                                        ====     ====     ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              ------------
                                                               2008   2007
                                                              -----   ----
                                                                   (IN
                                                                MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $ 187   $315
  Employee benefits.........................................      5      6
  Deferred intercompany losses..............................     10     10
  Net unrealized investment losses..........................     23     --
  Other, net................................................     16      7
                                                              -----   ----
                                                                241    338
  Less: Valuation allowance.................................     10     10
                                                              -----   ----
                                                                231    328
                                                              -----   ----
Deferred income tax liabilities:
  Investments...............................................      1      4
  DAC.......................................................    341    392
  Net unrealized investment gains...........................     --      1
                                                              -----   ----
                                                                342    397
                                                              -----   ----
Net deferred income tax liability...........................  $(111)  $(69)
                                                              =====   ====



     The Company recorded a valuation allowance related to a deferred intercompany loss from the sale prior to 2003 of Exeter Reassurance Company, Ltd. to MetLife within the same consolidated group. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for deferred intercompany losses will not be realized.

     The Company has not recorded a valuation allowance against the deferred tax asset of $23 million recognized in connection with unrealized investment losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company participates in a tax sharing agreement with MetLife. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to
(from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Pursuant to the tax sharing agreement, the amount due to (from) affiliates is ($31) million and ($13) million as of December 31, 2008 and 2007, respectively. The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $16 million and $24 million, respectively, related to the separate account DRD.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that it claims caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice. The Company's motion for summary judgment was granted. The plaintiffs appealed to the U.S. Court of Appeals for the 4th Circuit. In August 2007, the 4th Circuit affirmed in part and reversed in part the lower court's decision and remanded the matter for further proceedings.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES conduct investigations, serve subpoenas, or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006. At both December 31, 2008 and 2007, the Company maintained a liability of $375 thousand and a related asset for premium tax offsets of $282 thousand for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at December 31, 2008 and 2007, an asset related to paid assessments representing currently available premium tax offsets of $124 thousand and $118 thousand, respectively.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                    GROSS
                                                                    RENTAL
                                                                   PAYMENTS
                                                                -------------
                                                                (IN MILLIONS)
2009..........................................................       $14
2010..........................................................       $13
2011..........................................................       $ 9
2012..........................................................       $ 6
2013..........................................................       $ 3
Thereafter....................................................       $ 1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $8 million at December 31, 2008. The Company did not have unfunded commitments at December 31, 2007. The Company anticipates that these amounts will be invested in partnerships over the next five years.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $34 million at December 31, 2008. There were no mortgage loan commitments at December 31, 2007.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $45 million, with a cumulative maximum of $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at both December 31, 2008 and 2007 for indemnities, guarantees and commitments were insignificant.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets. The Company's share of pension expense was $4 million, $4 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company's share of postretirement expense was less than $1 million for both of the years ended December 2008 and 2007, and $2 million for the year ended December 31, 2006. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated income statements.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $2 million, less than $1 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and disclosures below.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. Upon adoption of SFAS 158, the Company recognized as an adjustment to accumulated other comprehensive loss, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans.

                                                            DECEMBER 31, 2006
                                            -------------------------------------------------
                                                         ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION   ADOPTION OF      POST
                                              SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
---------------------                       -----------  ----------  -----------  -----------
                                                              (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................      $(21)        $--         $ --         $(21)
Other liabilities: Accrued postretirement
  benefit cost............................      $ (7)         --          (16)        $(23)
                                                             ---         ----
Accumulated other comprehensive loss,
  before income tax:
  Defined benefit plans...................                    --          (16)        $(16)
Deferred income tax.......................                    --            6
                                                             ---         ----
Accumulated other comprehensive loss, net
  of income tax:
  Defined benefit plans...................                   $--         $(10)        $(10)
                                                             ===         ====



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligations and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2008   2007   2008   2007
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Benefit obligation at beginning of year............  $ 29   $ 21   $ 24   $ 23
  Service cost.....................................     1     --     --      1
  Interest cost....................................     2      2      2      1
  Plan participants' contributions.................    --     --      4      3
  Net actuarial (gains) losses.....................     5      1     --     (1)
  Change in benefits...............................     1      6     --     --
  Benefits paid....................................    (1)    (1)    (5)    (3)
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    37     29     25     24
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    --     --     --     --
  Actual return on plan assets.....................    --     --     --     --
  Employer contribution............................     1      1     --     --
  Benefits paid....................................    (1)    (1)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    --     --     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(37)  $(29)  $(25)  $(24)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(37)  $(29)  $(25)  $(24)
                                                     ====   ====   ====   ====
Accumulated other comprehensive loss:
  Net actuarial (gains) losses.....................  $  5   $ --   $ (4)  $ (4)
  Prior service cost (credit)......................     1      1     16     18
                                                     ----   ----   ----   ----
                                                        6      1     12     14
  Deferred income tax..............................    (2)    --     (4)    (5)
                                                     ----   ----   ----   ----
                                                     $  4   $  1   $  8   $  9
                                                     ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan was $34 million and $28 million at December 31, 2008 and 2007, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $37    $29
Accumulated benefit obligation...............................   $34    $28
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2008 and 2007.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2008   2007   2006   2008   2007   2006
                                                   ----   ----   ----   ----   ----   ----
                                                                (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost...................................   $ 1    $--    $ 1    $--    $ 1    $1
  Interest cost..................................     2      2      1      2      1     2
  Amortization of prior service cost.............     2      5     --      2      2     2
                                                    ---    ---    ---    ---    ---    --
     Net periodic benefit cost...................   $ 5    $ 7    $ 2    $ 4    $ 4    $5
                                                    ---    ---    ===    ---    ---    ==
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS
  RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)
  Net acturial (gains) losses....................     4     --            --     --
  Prior service cost (credit)....................     1      6             2     --
  Amortization of prior service (cost) credit....    (2)    (5)           (2)    (2)
                                                    ---    ---           ---    ---
     Total recognized in other comprehensive
       income (loss).............................     3      1            --     (2)
                                                    ---    ---           ---    ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)....................................   $ 8    $ 8           $ 4    $ 2
                                                    ===    ===           ===    ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits which resulted in a reduction of other comprehensive income of $3 million ($2 million, net of income tax).

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive loss into net periodic benefit over the next year are less than $1 million.

     The estimated net actuarial gains and prior service cost for the defined benefit postretirement plans that will be amortized from accumulated other comprehensive loss into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2007. The reduction in the accumulated postretirement obligation was $1 million for both of the years ended December 31, 2008 and 2007. The reduction of the net periodic postretirement benefit cost resulting from the Prescription Drug Act was less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not receive any subsidies for the year ended December 31, 2008.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
Weighted average discount rate.....................  6.60%  6.65%  6.60%    6.65%
Rate of compensation increase......................  5.00%  4.00%   N/A      N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2008   2007   2006   2008   2007   2006
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  6.65%  6.00%  5.80%  6.65%  6.00%  5.80%
Expected rate of return on plan assets....   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase.............  4.00%  4.00%  4.00%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                              ----------------------------------------------------------
                                          2008                          2007
                              ----------------------------  ----------------------------
Pre-Medicare eligible claims  8.8% down to 5.8% in 2018     8.5% down to 5% in 2014 and
                              and gradually decreasing      remaining constant
                              until 2079 reaching the       thereafter
                              ultimate rate of 4.1%
Medicare eligible claims      8.8% down to 5.8% in 2018     10.5% down to 5% in 2018 and
                              and gradually decreasing      remaining constant
                              until 2079 reaching the       thereafter
                              ultimate rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total service and interest cost
  components.........................................      $ 57         $ (51)
Effect on accumulated postretirement benefit
  obligation.........................................      $519         $(480)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH FLOWS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2009, the Company anticipates making a contribution of $2 million to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $5 million and $3 million for the years ended December 31, 2008 and 2007, respectively.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                        OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------
                                           PENSION              PRESCRIPTION
                                          BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                          --------   -------   --------------   -------
                                                          (IN THOUSANDS)
2009....................................   $ 2,195   $ 2,140        $(470)      $ 1,670
2010....................................   $ 2,492   $ 2,156        $(506)      $ 1,650
2011....................................   $ 2,643   $ 2,190        $  --       $ 2,190
2012....................................   $ 2,477   $ 2,088        $  --       $ 2,088
2013....................................   $ 2,500   $ 2,059        $  --       $ 2,059
2014-2018...............................   $14,308   $10,656        $  --       $10,656


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees, under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of NELICO.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $28 million, $122 million and $109 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed, was $469 million and $544 million at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner"), if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of: (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year; or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. The maximum amount of dividends NELICO may pay to MLIC in 2009 without prior regulatory approval is $19 million.

     NELICO paid an ordinary common stock dividend of $94 million to MLIC during the year ended December 31, 2008. NELICO paid no common stockholder dividends for the years ended December 31, 2007 and 2006.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $(77)      $ 1       $(7)
Income tax effect of holding gains (losses)..........    27        --         3
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................     7        --         2
  Amortization of premiums and accretion of discounts
     associated with investments.....................    (1)        1        --
Income tax effect....................................    (2)       (1)       (1)
Allocation of holding losses on investments relating
  to other policyholder amounts......................     4        --        --
Income tax effect of allocation of holding losses to
  other policyholder amounts.........................    (1)       --        --
                                                       ----       ---       ---
Net unrealized investment gains (losses), net of
  income tax.........................................   (43)        1        (3)
Defined benefit plan adjustment, net of income tax...    (2)       --        --
                                                       ----       ---       ---
Other comprehensive income (loss)....................  $(45)      $ 1       $(3)
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2008    2007    2006
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Compensation.........................................  $  22   $  54   $  54
Commissions..........................................    119     154     128
Interest and dividends...............................     --      --       2
Amortization of DAC..................................    265      97      93
Capitalization of DAC................................   (124)   (136)   (118)
Insurance tax, license and fees......................     16      16      17
Agency allowances....................................     76      63      58
Sub-advisory fees and related expenses...............    164     169     155
Minority interest....................................     --      --       4
Other................................................     70      90      93
                                                       -----   -----   -----
  Total other expenses...............................  $ 608   $ 507   $ 486
                                                       =====   =====   =====



     For the years ended December 31, 2008, 2007 and 2006, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 7. See also Note 15 for discussion of affiliated expenses included in the table above.

     See Note 5 for a rollforward of DAC including impacts of amortization and capitalization.

14.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................               $821        $821
  Mortgage loans on real estate..................               $  2        $  2
  Policy loans...................................               $411        $411
  Short-term investments.........................               $123        $123
  Cash...........................................               $ 51        $ 51
  Accrued investment income......................               $ 20        $ 20
Liabilities:
  Policyholder account balances..................               $329        $318


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- The estimated fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate -- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Short-term Investments -- The estimated fair values for cash and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including credit default and foreign currency swaps are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................              $  921      $  921
  Mortgage loans on real estate..................              $   52      $   52
  Policy loans...................................              $  405      $  575
  Short-term investments.........................              $  186      $  186
  Other invested assets: (1)
     Derivative assets...........................     $ 1      $   --      $   --
     Other.......................................              $   25      $   25
  Cash...........................................              $   10      $   10
  Accrued investment income......................              $   21      $   21
  Premiums and other receivables (1).............              $   90      $   76
  Separate account assets........................              $7,136      $7,136
  Net embedded derivatives within asset host
     contracts (2)...............................              $  320      $  320
Liabilities:
  Policyholder account balances (1)..............              $   74      $   62
  Long-term debt -- affiliated...................              $   25      $   25
  Other liabilities: (1)
     Derivative liabilities......................     $10      $    4      $    4
     Other.......................................              $   25      $   25
  Separate account liabilities (1)...............              $  357      $  357
  Net embedded derivatives within liability host
     contracts (2)...............................              $  104      $  104
Commitments: (3)
  Mortgage loan commitments......................     $34      $   --      $    1


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of investments in tax credit partnerships and loans to affiliates. Investments in tax credit partnerships, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash -- In light of recent market conditions, cash has been monitored to ensure there is sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of cash held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's claims paying ability.

     Affiliated Long-term Debt -- The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist of amounts payable under certain assumed reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders and certain affiliated ceded reinsurance contracts related to such variable annuity riders. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2008
                                       ------------------------------------------------------------------
                                          FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                       -----------------------------------------------------
                                        QUOTED PRICES IN
                                       ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT
                                        IDENTICAL ASSETS        OBSERVABLE      UNOBSERVABLE      TOTAL
                                         AND LIABILITIES          INPUTS           INPUTS       ESTIMATED
                                            (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                       ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..........        $   --               $  423            $ 12         $  435
  Residential mortgage-backed
     securities......................            --                  217              --            217
  Foreign corporate securities.......            --                  140              23            163
  U.S. Treasury/agency securities....             4                   48              --             52
  Commercial mortgage-backed
     securities......................            --                   38              --             38
  Foreign government securities......            --                   11              --             11
  State and political subdivision
     securities......................            --                    5              --              5
                                             ------               ------            ----         ------
     Total fixed maturity
       securities....................             4                  882              35            921
                                             ------               ------            ----         ------
Short-term investments (1)...........            --                  171              --            171
Net embedded derivatives within asset
  host contracts (2).................            --                   --             320            320
Separate account assets (3)..........         7,122                   14              --          7,136
                                             ------               ------            ----         ------
  Total assets.......................        $7,126               $1,067            $355         $8,548
                                             ======               ======            ====         ======
LIABILITIES
Derivative liabilities (4)...........        $   --               $    4            $ --         $    4
Net embedded derivatives within
  liability host contracts (2).......            --                   --             104            104
                                             ------               ------            ----         ------
                                             $   --               $    4            $104         $  108
                                             ======               ======            ====         ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (4) Derivatives liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities and foreign government securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this category includes derivatives for which all the inputs used are observable; including foreign currency swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies and primarily include: U.S. and foreign corporate securities -- including below investment grade private placements. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                    FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                 ------------------------------------------------------------------------------------------------------------
                                                          TOTAL REALIZED/UNREALIZED
                                                         GAINS (LOSSES) INCLUDED IN:      PURCHASES,      TRANSFER
                                                       ------------------------------       SALES,           IN      BALANCE,
                   BALANCE,     IMPACT OF    BALANCE,                       OTHER         ISSUANCES        AND/OR       END
                 DECEMBER 31,    SFAS 157   BEGINNING                   COMPREHENSIVE        AND           OUT OF       OF
                     2007      ADOPTION(1)  OF PERIOD  EARNINGS (2, 3)  INCOME (LOSS)  SETTLEMENTS (4)  LEVEL 3 (5)   PERIOD
                 ------------  -----------  ---------  ---------------  -------------  ---------------  -----------  --------
                                                                (IN MILLIONS)

Fixed maturity
  securities...       $47          $--         $47           $ (3)           $(15)            $5            $ 1        $ 35
Net embedded
  derivatives
  (6)..........         9           11          20            189              --              7             --         216

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a decrease to DAC of $4 million for a total impact of $7 million on Level 3 assets and liabilities and the total net impact of the adoption of SFAS 157, as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest accruals, as well as cash interest coupons, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                         TOTAL GAINS AND LOSSES
                                                  -----------------------------------
                                                           CLASSIFICATION OF
                                                   REALIZED/UNREALIZED GAINS (LOSSES)
                                                          INCLUDED IN EARNINGS
                                                  -----------------------------------
                                                      NET            NET
                                                  INVESTMENT     INVESTMENT
                                                    INCOME     GAINS (LOSSES)   TOTAL
                                                  ----------   --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities.......................      $--           $ (3)        $ (3)
Net embedded derivatives........................       --            189          189


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                      CHANGES IN UNREALIZED GAINS
                                                                (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                  -----------------------------------
                                                      NET            NET
                                                  INVESTMENT     INVESTMENT
                                                    INCOME     GAINS (LOSSES)   TOTAL
                                                  ----------   --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities.......................      $--           $ (3)        $ (3)
Net embedded derivatives........................       --            190          190


15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $30 million, $18 million and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

$7 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $14 million, $28 million and $29 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $3 million, $1 million and $3 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. The Company received fees for this service of $98 million, $59 million and $46 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into service agreements with MetLife Investors Distribution Company ("MDC"), in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $5 million and $4 million, included in other revenues, for the years ended December 31, 2008 and 2007, respectively. There where no services provided under this agreement, for the year ended December 31, 2006.

     The Company has entered into an investment service agreement with several affiliates, in which the Company provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the affiliates. Per the agreement, the net profit or loss of the Company is allocated to the affiliates resulting in expenses of $80 million, $88 million and $70 million included in other expense for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company has entered into an investment service agreement with an affiliate in which the affiliate provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the affiliate is allocated to the Company resulting in revenue of $6 million, $4 million and $6 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables (payables) from (to) affiliates of $39 million and ($2) million at December 31, 2008 and 2007, respectively, related to the items discussed above. These receivables (payables) exclude affiliated reinsurance balances discussed in Note 7.

     See Notes 3, 6, and 8 for additional related party transactions.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus and supplements consisting of 1158 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

          Marie C. Swift, Esq. (see Exhibit 3(ii) below)
          James J. Reilly, Jr., F.S.A., M.A.A.A. (see Exhibit 3(i) below) Independent Auditor (see Exhibit 11 below)

     The following exhibits:

1.A.    (1)           January 31, 1983 resolution of the Board of Directors of NEVLICO 5
        (2)           None
        (3) (a)       Distribution Agreement between NEVLICO and NELESCO 6
            (b)   (i) Form of Contract between NELICO and its General Agents 5
                 (ii) Form of contract between NELICO and its Agents 6
            (c)       Commission Schedule 7
            (d)       Form of contract among NES, NELICO and other broker dealers 4
        (4)           None
        (5) (a)       Specimen of Policy 7
            (b)       Riders 7
            (c)       Additional Riders 6
            (d)       Acceleration of Benefits Rider 3
            (e)       Additional Riders 10
        (6) (a)       Amended and restated Articles of Organization of NELICO 2
            (b)       Amendments to Amended and restated Articles of Organization 9
            (c)       Amended and restated By-Laws of NELICO 13
        (7)           None
        (8)           None
        (9)           None
       (10) (a)       Form of Application 7
            (b)       Additional Form of Application 8

2.                    See Exhibit 3(i)

3.      (i)           Opinion and consent of James J. Reilly, Jr., F.S.A., M.A.A.A. 14
       (ii)           Opinion and consent of Marie C. Swift, Esquire 17

4.                    None

5.                    Inapplicable

6.                    Inapplicable


7.           (i)      Powers of Attorney 21

            (ii)      Powers of Attorney for Lisa M. Weber and James J. Reilly 23


8.                    Notice of Withdrawal Right for Policies 7

9.                    Inapplicable

10.                   Inapplicable

11.                   Consent of Independent Registered Public Accounting Firm

12.                   Schedule for computation of performance quotations 6

13.     (i)           Consolidated memorandum describing certain procedures, filed pursuant to Rule
                      6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 20
       (ii)           Second Addendum to Consolidated Memorandum 9

14.     (i)           Participation Agreement among Variable
                      Insurance Products Fund, Fidelity
                      Distributors Corporation and New England
                      Variable Life Insurance Company 6

       (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund,
                      Fidelity Distributors Corporation and New
                      England Variable Life Insurance Company 1

      (iii)           Participation Agreement among Variable
                      Insurance Products Fund II, Fidelity
                      Distributors Corporation and New England
                      Variable Life Insurance Company 1

       (iv)           Participation Agreement among Metropolitan
                      Series Fund, Inc., Metropolitan Life
                      Insurance Company and New England Life
                      Insurance Company 11

        (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund,
                      Fidelity Distributors Corporation and New
                      England Life Insurance Company 12

       (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II,
                      Fidelity Distributors Corporation and New
                      England Life Insurance Company 12

      (vii)           Participation Agreement among Met
                      Investors Series Trust, Met Investors
                      Advisory Corp., Met Investors Distributors
                      Inc. and New England Life Insurance
                      Company 16

     (viii)           Participation Agreement among American
                      Funds Insurance Series, Capital Research and Management Company and New England
                      Life Insurance Company 15


       (ix)           Participation Agreement among Metropolitan
                      Series Fund, Inc., MetLife Advisers, LLC,
                      MetLife Investors Distribution Company and
                      New England Life Insurance Company
                      (8/31/07) 22


        (x)           Net Worth Maintenance Agreement 19

       (xi)           First Amendment to the Participation Agreement with Met
                      Investors Series Trust 24


----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 1997.

4 Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 15 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 30, 1998.

8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

10 Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 27, 2000.

11 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

12 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

13 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

14 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 27, 2001.

15 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

16 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 30, 2004.

18 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

19 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File 333-46401, filed April 26, 2006.

20 Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File 333-73676, filed April 19, 2007.


21 Incorporated herein by reference to the Post-Effective Amendment No. 25 to the Variable Account's Form S-6 Registration Statement, File 033-19540, filed April 20, 2007.

22 Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File 333-73676, filed April 22, 2008.

23 Incorporated herein by refernce to Post-Effective Amendment No. 26 to Variable Account's Form S-6 Registration Statement, File No. 033-19540, filed April 23, 2008.

24 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401 filed April 23, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2009.

                                     New England Variable Life Separate Account
                                     (Registrant)

                                     By: New England Life Insurance Company
                                                  (Depositor)

                                     By:   /s/ Marie C. Swift
                                           -----------------------------------
                                           Marie C. Swift, Esq.
                                           Vice President and Counsel
Attest:

/s/ John E. Connolly, Jr.
------------------------------------
  John E. Connolly, Jr.
Counsel

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2009.

                                              New England Life Insurance Company

Attest:/s/John E. Connolly, Jr.      By:      /s/ Marie C. Swift
       ------------------------              -----------------------------------
       John E. Connolly, Jr.                  Marie C. Swift, Esq.
       Counsel                                Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2009.

                  *                     Chairman of the Board, President and
-------------------------------------   Chief
Lisa M. Weber                           Executive Officer
                  *
-------------------------------------
Michael K. Farrell                      Director
                  *
-------------------------------------
Gene L. Lunman                          Director
                  *
-------------------------------------
William J. Mullaney                     Director

                  *                     Executive Vice President and Chief
------------------------------------    Accounting
Jospeh J. Prochaska, Jr.                Officer
                  *
-------------------------------------
Michael J. Vietri                       Director
                  *
-------------------------------------
William J. Wheeler                      Director
                  *                     Vice President (Principal Financial
------------------------------------    Officer)
James J. Reilly

                                     By:   /s/ John E. Connolly, Jr.
                                          ------------------------------
                                           John E. Connolly, Jr., Esq.
                                           Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 25 and 26 to the Registrant's Registration Statement on Form S-6,
     File No. 033-19540, filed April 20, 2007 and April 23, 2008, respectively.

                                  EXHIBIT LIST


                                                                   Sequentially
Exhibit Number                   Title                            Numbered Page*
--------------   ----------------------------------------------   --------------
    11.          Consent of Independent Registered Public
                 Accounting Firm